Exhibit 99.1

Contents

2	Disclosure Information About The Interval International® Exchange Program

11	Resorts With 51 Or More Units Participating And Available For Occupancy*

24	Resorts With 21 – 50 Units Participating And Available For Occupancy*

36	Resorts With 11 – 20 Units Participating And Available For Occupancy*

41	Resorts With 6 – 10 Units Participating And Available For Occupancy*

44	Resorts With 1 – 5 Units Participating And Available For Occupancy*

46	Programs With 1,000 Or More Members*

48	Programs With 500 – 999 Members*

49	Programs With 250 – 499 Members*

50	Programs With 101 – 249 Members*

51	Programs With 1 – 100 Members*

54	Telephone And Mail Directory

55	Report Of Independent Accountants, Key Operating Exchange Statistics, And Notes

*Accurate as of December 31, 2010

DISCLOSURE INFORMATION ABOUT THE INTERVAL INTERNATIONAL® EXCHANGE PROGRAM

This guide is provided to explain the Exchange Program made available to Individual Members of Interval International, Inc. (“II”). You should review this information to ensure that you understand the terms and conditions of your membership with II and the operation of the Exchange Program. The following are definitions of special terms which are included within the text of this guide.

Definitions

1.     “Club Interval GoldSM” refers to the benefits package available to Individual Members at Member Resorts participating in the Club Interval Gold program upon payment of the applicable Club Interval Gold membership fee. Club Interval Gold provides Members with the benefits of Interval Gold plus participation in a points-based exchange service that allows the Members to deposit their Fixed Time and/or Floating Time Home Resort unit weeks with II in exchange for Club Interval Gold Points.

2.     “Club Interval Gold Points” means the symbolic currency utilized by Club Interval Gold to value the Member’s Home Resort unit week, as well as the unit week(s) requested by the Interval Member from the Exchange Program.

3.     “Confirmation” means a written or electronic acknowledgment (with the exception of certain Flexchange® confirmations, which may be oral) that a request for accommodations has been fulfilled.

4.     “Fixed Time” means that the Vacation Interest is for a specific time period each year.

5.     “Floating Time” means that the Vacation Interest is not for a specific time period and may vary from year to year. Floating Time accommodations are subject to the Home Resort’s own reservation system and operating procedures.

6.     “Home Resort” means the resort at which the Individual Member owns a Vacation Interest. When the Individual Member owns a Vacation Interest at more than one resort, the term Home Resort is used to identify the resort at which a unit week or its equivalent in points is being relinquished to effectuate an exchange.

7.     “Host Resort” or “Host Accommodations” means the resort into which the Individual Member has been issued a Confirmation (including Flexchange and Getaway confirmations).

8.     “Individual Member” or “Member” means a person, persons, or entity who owns a Vacation Interest at a Member Resort and who, by participating in the II Exchange Program, agrees to be bound by the terms and conditions of II membership and exchange as amended from time to time. An Individual Member is said to be in good standing with II and the Home Resort when the Individual Member is current in the payment of all fees and assessments prescribed by II and/or the Home Resort and is in compliance with all II and Home Resort terms and conditions then in effect.

9.     “Interval Gold®” and “Interval PlatinumSM” refer to upgraded benefits packages available to Individual Members in good standing upon payment of the applicable Interval Gold or Interval Platinum membership upgrade fee. Interval Gold or Interval Platinum status provides Members with certain additional travel and leisure benefits not available through basic membership in the II Exchange Program.

10.   “Interval International Resort Directory” or “Resort Directory” means II’s print and online publication, which includes the Terms and Conditions of Individual Membership and Exchange as well as an overview of benefits of II membership and a descriptive listing of certain Member Resorts.

11.   “Member Resort” means any resort or vacation ownership club membership program for which a developer, homeowners’ association, or other third party has entered into a formal contract with II, pursuant to which accommodations and facilities may be made available to Members, as well as any resort for which II provides exchange services directly to its owners.

12.   “Suspension” or “Suspended Resort” means that a Member Resort is not in compliance with an II affiliation agreement, II policies and procedures, or is not otherwise in good standing with II. While a Member Resort is suspended, processing of new memberships, membership renewals, and exchange deposits and requests may be temporarily halted.

13.   “TDI” or “Travel Demand Index” means the seasonal indexes that are updated periodically to reflect the cycles of relative weekly demand for a specific geographic area. The TDI is a vacation-planning tool offered by II to assist Members in determining which time periods offer the best opportunities for travel to a particular region and when accommodations are most likely to be available. The TDIs are not an indication of the quality or desirability of vacationing in any specific resort, geographic area, or season, nor are they necessarily an indication of the availability of a particular week in the Exchange Program.

14.   “Vacation Interest” means the ownership of or the right to use a unit and the amenities and facilities of a vacation ownership resort for at least one week during any given year, but not necessarily consecutive years, and which extends for a period of at least three years and which may be evidenced by points.

Who We Are

1.     II is a Florida corporation offering an exchange service for use by its Members, and in certain circumstances other travel and leisure benefits (the “Exchange Program”). II is a wholly owned subsidiary of Interval Holdings, Inc., a Delaware corporation. II’s corporate headquarters is located at:

P.O. Box 431920

6262 Sunset Drive

Miami, Florida 33243-1920

305.666.1861

The obligations of II, pursuant to this guide, may be performed by II, its authorized representatives, or designated licensees.

2.

No developer of any Member Resort is an agent for or a joint venturer with II. II does not sell, lease, or otherwise convey an interest in any real property. Neither II, nor any of its officers or directors, has any legal or beneficial interest in any developer or seller of any resort participating in the Exchange Program. Therefore, you agree that II is not liable or responsible for any claim or loss incurred in connection with your purchase or ownership of a Vacation Interest. II, through a subsidiary, Trading Places International, LLC (“TPI”), manages a limited number of the Member Resorts participating in the Exchange Program, which Member Resorts are designated on pages 11 through 45 with the symbol “**”.

3.     The following are the corporate officers and directors of II:

Craig M. Nash	Chairman, President, Chief Executive Officer, Director
Jeanette E. Marbert	Executive Vice President, Chief Operating Officer, Director
John A. Galea	Senior Vice President, Chief Financial Officer, Director
David R. Clifton	Managing Director, EMEAA
David C. Gilbert	Executive Vice President

William L. Harvey	Executive Vice President
Marie A. Lee	Senior Vice President and Chief Information Officer
Victoria J. Kincke	Senior Vice President and General Counsel, Secretary
Thomas A. Bell	Senior Vice President
Mary Cheddie	Senior Vice President
Raul E. Estrada	Senior Vice President
Sharon C. Freed	Senior Vice President
Bryan Ten Broek	Senior Vice President

Individual Membership

1.     Member Resorts usually arrange for initial membership in II for their purchasers. These Terms and Conditions of Individual Membership and Exchange, which are contained in the Interval International Resort Directory and are also summarized on the Individual Membership Application, constitute the Member’s contract with II, which is a separate and distinct contract from a Member’s contract with the developer or seller of the Vacation Interest. Individual Membership commences upon II’s receipt and processing of said Application and the applicable membership fee.

2.     In subsequent years, Individual Members are generally billed directly by II and membership in the Exchange Program is voluntary. At all times, participation in the Exchange Program is voluntary.

3.     Membership benefits including, but not limited to, participation in Special Exchange Services and various incentive programs will be provided so long as the Member and the Home Resort are in good standing with II. Additionally, the Member must be in good standing with the Home Resort. Membership benefits other than the exchange privilege, including certain Interval Gold, Club Interval Gold, and Interval Platinum benefits, are subject to separate terms and conditions. Said benefits, their providers, and their terms of use may be changed, substituted, or eliminated without prior notice. Where benefits are provided by independent third parties, II expressly disclaims responsibility for the acts or omissions of any persons or entities providing such benefits. Members are not required to exchange their Vacation Interest to use any other benefits provided through the Exchange Program.

4.     Membership in II is conditioned upon the Home Resort’s continued adherence to II’s standards of service, appearance, management, and operation. A Member Resort’s failure to maintain these standards, or failure to timely renovate or construct vacation accommodations and/or amenities committed to the Exchange Program, or failure to remain in good standing with II (e.g., failure to comply with contractual obligations, including the obligation to enroll purchasers and remit fees and/or the failure to comply with II policies and procedures) may result in suspension or termination of the Member Resort’s affiliation with II. A Member Resort’s suspension or termination from the Exchange Program may result in the loss of all membership benefits, including the exchange privilege, for the resort’s associated Individual Members.

5.     Representations concerning Individual Membership and the Exchange Program are limited to materials supplied or otherwise approved by II in writing. All other representations are not valid or binding on II.

6.     Not all Member Resorts are included in the Interval International Resort Directory. The failure to picture a Member Resort in the Resort Directory, however, does not necessarily mean that such Member Resort is not in good standing with II, or that its associated Individual Members are not entitled to use the exchange privilege. Likewise, the inclusion of a Member Resort in the Resort Directory does not necessarily mean that such Member Resort is in good standing with II, or that an associated Individual Member is entitled to use the exchange privilege. All reasonable efforts are made to ensure that published resort information is accurate. II, however, expressly disclaims liability in the event of omission or error.

7.     Members acknowledge that:

(a)   Resort facilities, amenities, and services vary by country, location, and resort, and room accommodations vary in size, decor, and interior detail.

(b)   The description and amenities symbols provided in the Resort Directory for each Member Resort are representative of the features generally available at such Member Resort. However, unit amenities and views may vary from unit to unit within a Member Resort, and II cannot guarantee specific selection of any such elements with respect to the Host Accommodations. Each Individual Member should review the Confirmation for specific information about his or her Host Accommodations.

(c)   The exchange privilege should not be the primary reason for purchasing a Vacation Interest and the relative demand indicated in a Travel Demand Index and assigned to any particular week should not be relied upon in determining the value of that week.

(d)   II is not liable for any damage to, loss of, or theft of personal property left in the Home Resort accommodations; nor is II liable for any damage to, loss, or theft of personal property that occurs through Members’ use of Host Accommodations.

(e)   II is not liable for any personal or bodily injury that occurs either at the Home Resort or at a Host Resort.

(f)    Upon renewal of membership, any and all claims against II are waived, and II is released from all liability, if any, arising out of Individual Membership that occurred prior to the renewal of same.

(g)   II’s liability, if any, in connection with Individual Membership and participation in the Exchange Program is limited to the annual membership and exchange fees paid to II by the Member.

(h)   All rules and regulations of the Host Resort, as well as these terms and conditions, must be adhered to. Violation of such rules or these terms and conditions may result in loss of present and future occupancy rights at the Host Resort and/or the cancellation of membership without further obligation by II.

(i)    If a Vacation Interest is owned by a corporation, partnership, or trust, a corporate officer, partner, or trustee must be established as the primary contact or administrator to manage the membership.

(j)

Where multiple individuals are listed in a single membership record as the owners of a Vacation Interest(s), one individual and such individual’s contact information must be designated as the primary contact where all Member materials, confirmations, and communications will be sent. Contact information may also be included for all other owners. II may continue to provide membership and exchange benefits for all owners listed until II receives verifiable documentation of any change of ownership of the Vacation Interest(s).

(k)   Membership in II may be used only for personal and noncommercial purposes. Any other use of membership benefits may result in the suspension or termination of a Member’s privileges, as well as any existing Confirmations and loss of fees associated with all II memberships and Confirmations held by such Member.

(l)    Telephone conversations between Individual Members and II employees or representatives may be recorded and/or monitored for training and quality-control purposes.

(m)  If II should fail or be delayed or impaired in the performance of any obligation hereunder, including, but not limited to, providing exchange accommodations, due to causes beyond the control of and without the fault or negligence of II, then II shall be excused from further performance upon written notice. Such causes may include, but are not limited to, acts of God or public enemy, fire, strikes, lock-out or other labor unrest, riot, explosion, civil disobedience, declared or undeclared war, revolution, insurrection, boycotts, acts of piracy, acts of terrorism, acts of public authorities, blockade, embargo, accident, epidemic or quarantine, delays or defaults caused by public or common carriers, and/or other circumstances materially impacting travel to a particular geographic region or in general.

(n)   Although II submits this disclosure statement for approval by regulatory agencies having jurisdiction over timeshare and exchange programs in various states, such approval should not be interpreted as applying to any travel, leisure, or other benefit or service falling outside the jurisdiction of any such agency.

(o)   II is prohibited from doing business with certain entities, individuals, and groups of individuals as may be set forth from time to time on the Specially Designated Nationals and Blocked Persons Lists, and the Terrorism List (collectively, “Blocked Parties”). If II receives an Individual Membership Application from a purchaser defined as a Blocked Party, II will refuse membership for such purchaser. If an Individual Member subsequently becomes or is determined to be a Blocked Party, II will cancel the membership without refund or other obligation.

8.     Members acknowledge and agree that II may offer various products and services through telemarketing programs, and Members consent to such telephonic solicitation, including, but not limited to, solicitations through automatic dialing equipment, predictive dialing equipment, and/or prerecorded messages. If any telephone number provided by the Member as part of the membership record is a cellular telephone number, the Member expressly consents to II’s use of such cellular telephone number for all purposes and methods as set forth herein.

9.     Members acknowledge and agree that II may offer various products and services through electronic messaging, and Members consent to such electronic solicitation.

10.   The terms and conditions of membership with II and use of the Exchange Program shall be construed under the laws of the State of Florida. By maintaining Individual Membership in II, Members consent to the exclusive subject matter and personal jurisdiction of the courts in Miami-Dade County, Florida. In the event of litigation between the parties, the prevailing party shall be entitled to all costs incurred, including reasonable attorneys’ fees.

11.   The Terms and Conditions of Individual Membership and Exchange, including any fees associated therewith, may be changed by II at its sole discretion. Members will be advised of any such changes through II’s regular publications or on II’s website at IntervalWorld.com.

Requirements of Participation in Exchange

To utilize the exchange privilege, including Special Exchange Services, active membership (paid in full) in good standing must be in effect from the time a deposit is made and/or a request is placed through the actual requested and/or confirmed travel dates and/or the commencement date of the week deposited (whichever occurs later). Further, the Home Resort must be in good standing with II, and the Home Resort accommodations must be available for occupancy as determined by II. A Member Resort will be listed as unavailable for occupancy until such time as II determines that such resort is sufficiently complete to be desirable for exchange. In addition, the Home Resort unit must have check-in/check-out management available on-site at the resort, must be fully equipped and furnished in accordance with II standards, and must have at least weekly maid service.

To be eligible to participate in Club Interval Gold, a person must own or purchase an “Eligible” Vacation Interest. A Vacation Interest is deemed “Eligible” if it is comprised of a Fixed Time or Floating Time unit week, not otherwise evidenced by points, and II and the developer of the applicable Member Resort have agreed as to such Member Resort’s participation in the Club Interval Gold program. Once an owner of a Vacation Interest is enrolled in the Club Interval Gold program, the owner’s membership with II becomes a Club Interval Gold membership as to all Vacation Interests owned, both Eligible Vacation Interests and other Vacation Interests, including Vacation Interests at other Member Resorts. As to Eligible Vacation Interests, upon the deposit of accommodations with II, the Club Interval Gold member will receive an allotment of Club Interval Gold Points, and will have the opportunity to participate in points-based exchange. As to all other Vacation Interests owned by such Member, the Member will continue to participate in the Exchange Program by exchanging Fixed Time or Floating Time unit weeks.

Exchange Methods

Generally, Members may choose either the “Deposit First” or the “Request First” exchange method to utilize the exchange service. However, both exchange methods may not be available if one or the other is not compatible with the use rules of the Home Resort. Members should refer to the Home Resort’s use rules for additional information.

Deposit First Exchange Method

1.     When Home Resort accommodations are deposited, all rights to the use of same for the week(s) deposited are immediately assigned to II. Once a deposit is made, the deposited week may not be withdrawn. Submission or confirmation of an exchange request is not required in order for II to issue a Confirmation into a deposited week or otherwise utilize such deposited week.

2.     No fee is required to deposit vacation accommodations. An exchange fee, however, is required when placing an exchange request against the deposited accommodations.

3.

Deposits must be received by II at least 60 days, but no more than 12 months, before the commencement date of the deposited week. Flex Deposits (received by II from 59 days up until 14 days before the commencement date of the week being deposited) also are accepted, but any exchange request placed using a Flex Deposit must be made through the Flexchange service.

4.     Upon receipt of a deposit, II will assign a deposit number, which must be utilized when placing an exchange request. Except for the flexible lengths of stay as provided for under II’s ShortStay ExchangeSM service, as described in Paragraph 6 below, and for exchange requests under Club Interval Gold, an exchange may be requested for the same amount of time as that deposited. The exchange request may be placed at the same time that the deposit is made or at any time after receipt of the deposit number, but no later than 24 months after the commencement date of the deposited week. In addition, the requested travel dates must be no earlier than 12 months before and no later than 24 months after the commencement date of the deposited week, unless the Individual Member chooses the Deposit Extension Option as defined in Paragraph 5 hereunder, if available. Additionally, requests may not be submitted more than 24 months prior to the commencement date of the week requested. All standard exchange procedures (as detailed below) must be adhered to when placing a request against the deposited week. If a Flex Deposit was made, a request may be submitted only through the Flexchange service, with travel dates no later than 24 months after the commencement date of the deposited week.

5.     By using the Deposit Extension Option, Members may, upon the payment of an additional fee, extend the period in which they can utilize a particular deposit (“Redemption Window”) for up to a period of one year. II reserves the right to limit the number of times a particular deposit may be extended. The Deposit Extension Option must be exercised no later than three months after the date on which the original or extended Redemption Window expires. The extension begins on the date on which the original or extended Redemption Window expired. The exchange request placed within an extended Redemption Window must be placed through II’s Flexchange service. The Deposit Extension Option may not be used to extend the expiration date of Club Interval Gold Points, to extend the time period in which Members may request substitute accommodations pursuant to II’s Exchange Cancellation Policy, or to request accommodations pursuant to the redemption of an accommodations certificate. All other terms and conditions of exchange apply.

6.     ShortStay Exchange (“ShortStay Exchange”) is an exchange service offered by II to members of the Interval Gold, Club Interval Gold, and Interval Platinum membership programs in which, upon payment of the appropriate fee and any applicable tax, resort accommodations for periods of less than seven days can be confirmed to Members who book such accommodations online at II’s website, IntervalWorld.com. To participate in a ShortStay Exchange, a Member must be a participant in the Interval Gold, Club Interval Gold, or Interval Platinum membership program and relinquish a Home Resort unit week in order to secure up to two ShortStay Exchange Confirmations for resort accommodations of equal or lesser size than the Home Resort accommodations relinquished by the Member. Members who own Vacation Interests that are points-based or have been converted to points through Club Interval Gold must relinquish a sufficient number of points to secure a ShortStay Exchange Confirmation. A ShortStay Exchange Confirmation will not be issued until the availability of the Home Resort unit week or availability of the required number of points is verified. Generally, the resort accommodations available through a ShortStay Exchange will be confirmed 30 days or less prior to the first date of occupancy. Holiday, summer, and other highly demanded travel periods usually will not be available through the ShortStay Exchange Program. II’s cancellation policy does not apply to ShortStay Exchange Confirmations. A cancellation of a ShortStay Exchange Confirmation results in the loss of the Home Resort unit week or points relinquished, as well as the exchange fee paid to secure such Confirmation. All other terms and conditions of the Exchange Program apply to this exchange service, except as noted to the contrary above.

7.     The Deposit First and/or the ShortStay Exchange methods may not be available to owners at some Member Resorts because of the resort’s internal reservation procedures.

Club Interval Gold Deposit of Accommodations and Club Interval Gold Points Values

1.     The number of Club Interval Gold Points that will be allotted to a Club Interval Gold Member based on his or her deposit of a unit week shall be determined based on the Club Interval Gold Points Value chart, which is established by II, from time to time, in its sole discretion upon publication on II’s website, IntervalWorld.com. The actual number of Club Interval Gold Points that will be allocated and placed in the member’s Club Interval Gold Points account is dependent upon such factors as the availability of and the demand for the relinquished accommodations as expressed by the Travel Demand Index (TDI) Value designation applicable to the relinquished unit week’s geographic area; the resort recognition tier of the relinquished accommodations; unit-specific attributes, such as the size of the unit, private sleeping capacity and kitchen facilities; as well as the amount of time in advance of the first date of occupancy the accommodations are relinquished to II. The current Club Interval Gold Points Value chart is set forth below, subject to modification by II, from time to time. The Club Interval Gold Points Value chart below represents the required number of points to be relinquished to secure the Confirmation of accommodations in one-week increments. For Confirmations of shorter stays of two to six days available through the Shortstay Exchange service, the required number of Club Interval Gold Points to be relinquished will be based upon the size of the unit, day of the week on which occupancy commences and length of the stay.

Club Interval Gold Weekly Points Values*

	Three-	Two-	One-		Studio	Hotel
	Bedroom	Bedroom	Bedroom	Studio	Limited	Room
	Full Kitchen	Full Kitchen	Full Kitchen	Full Kitchen	Kitchen	No Kitchen
TDI	sleeps 8	sleeps 6	sleeps 4	sleeps 2	sleeps 2	sleeps 2
Range	privately	privately	privately	privately	privately	privately
135 – 150	101,250 to 165,000	78,750 to 105,000	67,500 to 90,000	45,000 to 60,000	43,625 to 58,250	40,500 to 54,000

115 – 130	84,375 to 137,500	65,625 to 87,500	56,250 to 75,000	37,500 to 50,000	36,375 to 48,500	33,750 to 45,000

90 – 110	67,500 to 110,000	52,500 to 70,000	45,000 to 60,000	30,000 to 40,000	29,125 to 38,750	27,000 to 36,000

65 – 85	50,625 to 82,500	39,375 to 52,500	33,750 to 45,000	22,500 to 30,000	21,875 to 29,125	20,250 to 27,000

50 – 60	33,750 to 55,000	26,250 to 35,000	22,500 to 30,000	15,000 to 20,000	14,500 to 19,375	13,500 to 18,000

*Points values are ranges, and are subject to modification by II from time to time. Updates and ShortStay Exchange daily values, which are derived from the weekly values, will be available at IntervalWorld.com. Points values for larger accommodations may be outside of these ranges.

2.

This Club Interval Gold Points Value chart will also be utilized to determine the number of Club Interval Gold Points to be subtracted from the Club Interval Gold Member’s points account upon the Member’s Confirmation to the requested accommodations.

3.     All other terms and conditions of the Exchange Program apply to this exchange service, except as noted to the contrary above.

Request First Exchange Method

1.     With the Request First exchange method, Members do not give up the right to occupy the Home Resort accommodations until an exchange has been confirmed. Upon confirmation, however, all rights to the use of the Home Resort accommodations for the relinquished week(s) are immediately assigned to II.

2.     Exchange requests using the Request First method may be placed up to 12 months prior to the commencement date of the week(s) being relinquished for exchange. The requested travel dates must be prior to or the same as the dates of the week(s) being relinquished.

3.     Many owners of Floating Time Vacation Interests must first contact their Home Resort to secure a specific unit and time period, or to otherwise verify their eligibility to exchange prior to submitting an exchange request. The reservation information supplied by the Home Resort must then be submitted to II.

Exchange Procedures and Priorities

1.	(a)

Vacation Interests, available for occupancy as determined by II, may be relinquished to II in one-week increments. Generally, owners of Floating Time Vacation Interests must first contact their Home Resort to secure a specific unit and time period at their Home Resort, or to otherwise verify their eligibility to exchange prior to making a deposit.

(i) Where the Home Resort has previously deposited Vacation Interests on behalf of the Members, the Member must secure a reservation or deposit number from the Home Resort. The reservation information supplied by the Home Resort must then be submitted to II.

(ii) Owners whose Vacation Interests are evidenced by points may contact II to place an exchange request using the Request First exchange method, but a Confirmation will not be issued until availability of the required number of points is verified through the Home Resort.

(b)   Regular exchange requests, whether using the Deposit First or Request First method, must be received by II at least 60 days in advance of the commencement date of the earliest week requested.

(c)   The Early Deposit/Request Program is an exchange service for Members who own Vacation Interests at resorts participating in such Program.

(i) Deposit First Exchange Method. Members who own Vacation Interests at resorts participating in the Early Deposit/Request Program and who utilize the Deposit First method may deposit their Home Resort accommodations up to 24 months before the commencement date of the deposited week. An exchange request may be placed against such deposit at the same time or at any time after the deposit, but no later than 24 months after the commencement date of the deposited week. The requested travel dates must be no earlier than 24 months before and no later than 24 months after the commencement date of the deposited week. Additionally, requests may not be submitted more than 24 months prior to the commencement date of the week requested.

(ii) Request First Exchange Method. Members who own Vacation Interests at resorts participating in the Early Deposit/Request Program and who utilize the Request First exchange method may place exchange requests up to 24 months prior to the commencement date of the week being relinquished for exchange and the requested travel dates must be prior to or the same as the dates of the week being relinquished. All other terms and conditions of exchange apply to this special service, except where expressly noted to the contrary.

(d)   For exchange requests made less than 60 days prior to the travel date requested, Flexchange is a service in which vacation exchange requests may be submitted by telephone or via the Internet at IntervalWorld.com and an instant confirmation received from 59 days up until 24 hours in advance of the travel dates desired. If a Flex Deposit has been made, the exchange request must be made through the Flexchange service. Available Host Accommodations for the date requested will be offered and a Confirmation will be instantly issued if one of these availabilities is accepted at the time of the offer. Holiday, summer, and other highly demanded weeks usually are not available through Flexchange.

(e)   Regardless of the methodology used, once an exchange request is submitted, it may be canceled only if notice (written or oral) of cancellation is received by II prior to Confirmation of the request. Once issued, a Confirmation may be canceled only in accordance with II’s Exchange Cancellation Policy, as described in Paragraph 7 below.

(f)    Club Interval Gold Points are not charged or deemed used until an exchange has been confirmed. For a Confirmation to be issued through the Club Interval Gold exchange service, the number of Club Interval Gold Points required will be established in accordance with the above Club Interval Gold Points Value chart based on the exchange accommodations being requested. Once a Confirmation has been issued, the Club Interval Gold Member will be deemed to have used the number of Club Interval Gold Points applicable to such request, and such Club Interval Gold Points will no longer be available to that Club Interval Gold member, unless the Confirmation is cancelled in accordance with II’s Exchange Cancellation Policy described in Paragraph 7 below. Where a given exchange request is not confirmed, no Club Interval Gold Points will be subtracted from the Club Interval Gold member’s account.

2.     To submit a valid exchange request, a minimum of three different resorts and one time period, three different time periods and one resort, or two resorts and two time periods must be requested. Members may be confirmed into any resort or time period requested.

3.     For those Members exchanging with II based on the deposit or relinquishment of a unit week, the Member may request to travel with a number of people equal to the maximum occupancy of the accommodations deposited or to be relinquished, provided that the number of people traveling does not exceed the standard traveling party size associated with each unit type as follows: hotel, studio, or efficiency unit — two persons; one-bedroom unit — four persons; two-bedroom unit — six persons; three-bedroom unit — eight persons, and four-bedroom unit — 10 persons. Confirmations may be made into any unit that will accommodate the number of people in the Member’s traveling party, regardless of the size of the Home Resort accommodations deposited or relinquished. For example, if a Member relinquishes a two-bedroom unit that accommodates six people, but is traveling with only four people, he or she may be confirmed into either a two-bedroom or one-bedroom unit. In all instances, exchange opportunities are enhanced by accepting any unit that will accommodate the number of people traveling.

4.

Exchanges are arranged on a space-available basis, taking into consideration the “Comparable Exchange” concept explained in Paragraphs 10 and 11. Neither II, nor any developer or marketer, can guarantee the fulfillment of a specific request as all weeks are submitted on a random basis. II has no control over the timing, location, or number of weeks available to the Exchange Program.

5.

Some Members may be restricted from exchanging into resorts located within the same geographical area as the Home Resort accommodations that are being deposited or relinquished. There are currently such restrictions in Aruba; Barbados; Cancún, Mexico; Cyprus; Dominican Republic; Door County, Wisconsin; Eastern British Columbia; Gatlinburg/Pigeon Forge, Tennessee; Grand Bahama Island; Grand

Cayman Island; Guatemala; Hawaii (the Big Island); Maui, Hawaii; Kauai, Hawaii; Hilton Head, South Carolina; Lake Tahoe, California; Las Vegas, Nevada; Madeira, Portugal; Malta; Marco Island, Florida; Mazatlán, Mexico; Naples, Florida; Okaloosa and Walton County, Florida; Kissimmee/Orlando, Florida; Palm Desert, California; Palm Springs, California; Phuket, Thailand; Puerto Vallarta, Mexico; Riviera Nayarit, Mexico; St. Maarten; Stateline, Nevada; Summit County, Colorado; Virginia Beach, Virginia; and Williamsburg, Virginia. This restriction, however, does not apply to Members requesting an exchange to Member Resorts under common ownership or management with the Home Resort. Additional geographic areas may be restricted in the future. Members affected by any future restrictions will be advised via II’s regular publications.

6.     Only II can confirm vacation exchange requests and only II written Confirmations are valid, with the exception of certain Flexchange Confirmations, which may be oral. II will attempt to confirm a request until 48 hours before the latest travel dates requested; however, beginning on the 30th day prior to the latest travel dates requested, II will contact the Member by telephone in order to obtain acceptance by the Member prior to issuing a Confirmation.

7.     (a)   The only circumstances under which a Member using the Exchange Program may lose the use and occupancy of the Home Resort accommodations without being provided Host Accommodations are if a Member: (i) using the Deposit First method of exchange fails to submit a valid exchange request within the time periods specified; (ii) using the Deposit First method of exchange requests accommodations that are not available and fails to accept any alternate locations and/or time periods offered; (iii) cancels a Confirmation seven days or more prior to the first date of occupancy of the Host Accommodations being canceled and fails to request substitute accommodations in accordance with II’s Exchange Cancellation Policy; (iv) cancels a Confirmation less than seven days prior to the first date of occupancy of the Host Accommodations being canceled; (v) cancels or loses the use of a Confirmation, at any time, due to the threatened or actual damage or destruction of the Host Accommodations; (vi) cancels a Confirmation for substitute Host Accommodations that was previously issued to the Member under II’s Exchange Cancellation Policy; or (vii) where the use of the Home Resort accommodations by II is lost or impaired due to circumstances beyond II’s control.

(b)   Under II’s Exchange Cancellation Policy, a Member is entitled to cancel a Confirmation by notifying II of his or her desire to cancel such Confirmation within the first 24 hours after the exchange request has been confirmed. In the event that the Member has used the Deposit First method of exchange, the Member’s exchange fee will be refunded and the deposit will revert to a status such that the Member may redeem such deposit at a future time to place another exchange request. If the Member has used the Request First method of exchange, the Member’s exchange fee will be refunded and the right to occupy the Home Resort accommodations shall revert to the Member. With respect to Club Interval Gold members, the Club Interval Gold Points are restored to the member’s account rather than the right to occupy the Home Resort accommodations being restored to the member. II’s cancellation policy does not apply to ShortStay Exchange Confirmations. A cancellation of a ShortStay Exchange Confirmation results in the loss of the Home Resort unit week or points relinquished.

(c)   When a Member notifies II of his or her desire to cancel a Confirmation seven days or more prior to the first date of occupancy of the Host Accommodations being canceled, the Member will be entitled to request substitute exchange accommodations, as long as the Member requests travel occurring no later than 12 months following the date on which the Member cancels said Confirmation for Host Accommodations. However, the time period in which the Member is entitled to request substitute exchange accommodations is limited, as follows:

(i) When a Member notifies II of his or her desire to cancel the Confirmation 60 days or more prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations at any time from the date of cancellation up to 24 hours prior to the first date of occupancy of such substitute exchange accommodations.

(ii) Where the Member notifies II of his or her desire to cancel the Confirmation 59 days to 14 days prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations 59 days to 24 hours prior to the first date of occupancy of such substitute exchange accommodations.

(iii) When a Member notifies II of his or her desire to cancel the Confirmation from 13 to seven days prior to the first date of occupancy of his or her Host Accommodations, the Member may request substitute exchange accommodations from limited travel destinations 30 days to 24 hours prior to the first date of occupancy of such substitute exchange accommodations.

(d)   Notwithstanding the foregoing, a Member may not request substitute exchange accommodations where such Member has canceled or has lost the use of a Confirmation as a result of the Host Accommodations being damaged or destroyed, or where such damage or destruction is imminent. Accordingly, where a Member is issued a Confirmation to a Host Resort located in an area prone to damage or destruction due to adverse weather conditions, earthquakes, or other natural disasters, the purchase of exchange cancellation insurance is strongly recommended by II.

(e)   II reserves the right to deny a Member substitute exchange accommodations under II’s Exchange Cancellation Policy where such Member has received compensation for his or her canceled exchange accommodations pursuant to exchange cancellation insurance or otherwise.

(f)    In all instances that a Member requests substitute exchange accommodations pursuant to II’s Exchange Cancellation Policy, the Member will be entitled to request substitute Host Accommodations comparable in quality to the Home Resort accommodations previously relinquished.

(g)   The date the Member cancels will be deemed the new date of relinquishment in determining a priority with respect to Paragraph 11(e).

(h)   No request for substitute exchange accommodations will qualify for an internal exchange priority as it relates to Paragraph 12 hereunder.

(i)

II will retain the exchange fee paid initially to secure the canceled Confirmation and, where a request for substitute exchange accommodations is allowed under II’s Exchange Cancellation Policy, the Member will be required to pay an additional exchange fee at the time he or she requests substitute exchange accommodations.

8.               Irrespective of the calendar followed by the Home Resort, Members may be confirmed into a resort with weekly time periods beginning on any day of the week.

9.               Any week not confirmed by II to a Member will be used by II for general commercial purposes.

10.         The Exchange Program is based upon the “Comparable Exchange” concept. Comparable Exchange attempts to parallel, to the greatest extent possible, the supply of and demand for the vacation period relinquished to the Exchange Program with the supply of and demand for the vacation period being requested in exchange. Comparable Exchange also attempts to ensure that Members are confirmed, whenever possible, to resorts that are comparable in quality to the Home Resort.

11.         II, therefore, in order to achieve its goal of providing the Member with an exchange experience comparable to that which the Home Resort provides, assigns a priority to each request based on the following factors:

(a)          The supply of and demand for, within the Exchange Program, the vacation period deposited (Deposit First) or being offered in exchange (Request First), and the Home Resort.

(b)         The supply of and demand for, within the Exchange Program, the vacation period and Member Resort being requested in exchange.

(c)          The quality, facilities, and overall experience offered by the Home Resort as compared to the quality, facilities, and overall experience of the Member Resort being requested in exchange. This is based on evaluation forms received from exchange guests to the Home Resort, resort inspections and evaluations, and other information received by II regarding the Home Resort.

(d)         When the exchange request is received by II. The earlier of two identical requests for the same vacation period with identical relinquishment will receive priority.

(e)          The amount of time in advance of the first date of occupancy at which the Home Resort vacation period is relinquished to II.

(f)            The unit type and private sleeping capacity being relinquished as compared to the unit type and private sleeping capacity being requested. The priority established for exchange requests is based on the number of persons that the deposited or to-be-relinquished Home Resort unit will accommodate privately. The number of persons accommodated privately is generally determined on the basis of two people per private sleeping area having access to a bathroom. Such bathroom access must not interfere with the privacy of the people who occupy the unit’s other private sleeping areas.

All of the above factors, with the exceptions of when the Home Resort accommodations are relinquished, when a request is received, and the unit type and private sleeping capacity, are constantly changing and are updated by II on an ongoing basis.

Not all of the factors of “Comparable Exchange” and the assigning of a priority to an exchange request described above are applicable to Club Interval Gold Points—based exchanges (or, alternatively, have already been taken into account in the development of the Club Interval Gold Points value chart above).

12.         In addition to the above, priority in the exchange confirmation process is provided to:

(a)          Members requesting an exchange to selected Member Resorts that are owned, or in certain instances marketed, and/or managed in common with the Home Resort, and

(b)         Members who own a Vacation Interest at a Member Resort located in the geographic regions of Australia, New Zealand, and/or South Africa, and are requesting an exchange to other Member Resorts that are located in the same geographic region as the Member’s Home Resort.

13.         The Host Accommodations may be used only for personal and noncommercial purposes. Members are expressly prohibited from exchanging or renting the Host Accommodations, including, but not limited to offering the Host Accommodations for sale or rent to third parties through the use of a Guest Certificate or otherwise. Failure to use the Host Accommodations will not entitle Members to use the Home Resort accommodations for the period relinquished. Confirmations are issued only in the name of the Member placing the exchange request, and Host Accommodations may be used only by the Member and accompanying guests, unless a Guest Certificate is obtained from II. There is a fee for each week assigned via a Guest Certificate which must be paid, plus any applicable tax, when the certificate is requested. This Guest Certificate fee is in addition to the exchange fee required when the exchange request is placed. Notwithstanding the foregoing, Interval Platinum Members are not required to pay a Guest Certificate fee when requesting a Guest Certificate for their guests. Failure to secure a Guest Certificate for a guest of the Member may result in termination of the membership and cancellation of any existing Confirmations with future travel dates. Guests of Members who arrive at a Host Resort without a Guest Certificate will be denied access to the accommodations until the Member has purchased a Guest Certificate from II.

14.         The Member requesting the Guest Certificate is responsible for the acts and omissions of the individuals occupying the Host Accommodations, including any loss or damage to the Host Resort or the Host Accommodations. Individuals under the age of 21 are not eligible to receive a Guest Certificate. Additionally, the issuance of a Guest Certificate and the use of the Host Accommodations are subject to any restrictions or limitations that may be imposed by the Host Resort. Members are expressly prohibited from selling or exchanging a Guest Certificate for cash, barter, or other consideration. In the event that any of the above terms are breached, II reserves the right to revoke the Guest Certificate. Notwithstanding the foregoing, Interval Platinum Members are not required to pay a Guest Certificate fee when requesting a Guest Certificate for their guests.

15.

By depositing a week or submitting an exchange request, Members represent and warrant that they have the right to use or assign the Home Resort accommodations, and that all maintenance fee assessments or similar charges have been paid through the date of the week deposited or being relinquished in exchange. Exchange privileges may be denied and a Confirmation canceled if all such maintenance fee assessments or similar charges at the Home Resort have not been paid. A vacation week may not be rented, exchanged, or given to any third party once it has been deposited with the Exchange Program, while II is attempting to fulfill an exchange request, or after II has issued a Confirmation. Additionally, if the Vacation Interest is sold after a week has been deposited, while an exchange request is pending with II, or after II has issued a Confirmation into a week, such sale must be subject to II’s exclusive right to use the week deposited (Deposit First) or the week relinquished (Request First) to the Exchange Program. Any action in contravention of the foregoing will subject the Member to an administrative fee, and the Member shall be responsible for all losses incurred by II. Additionally, such individual’s membership privileges with

II will be suspended (without further obligation by II) until such time as all amounts owed to II have been paid in full.

Special Exchange Services

1.               The Getaway Program is a special exchange service offered by II from time to time in which resort accommodations are confirmed to Members upon payment of a fee plus any applicable tax. The resort accommodations available through the Getaway Program include resort accommodations that have been deposited or relinquished by Members, but are not otherwise utilized by II, and resort accommodations made available to II directly by resort developers or other third parties for their use in the Getaway Program. The fee charged to Members by II is based primarily upon the unit size confirmed, the location of the accommodations, and the occupancy date. To participate in the Getaway Program, Members are not required to relinquish their Home Resort accommodations. Interval Platinum Members are afforded “Priority” Getaway access, which allows the Interval Platinum Members to view and reserve Getaway resort accommodations in advance of other Members, provided, however that Priority Getaway access does not apply to any resort accommodations 59 days or less before their initial date of occupancy. Resort accommodations will be available to all Members in good standing at that time. In certain circumstances, Members may not be confirmed through the Getaway Program into their Home Resort or into Member Resorts that are, directly or indirectly, under common ownership or control with the Home Resort, due to the Home Resort’s internal rules, regulations, or procedures. Holiday, summer, and other highly demanded weeks usually are not available through the Getaway Program. II reserves the right to limit the number of Getaway Confirmations issued to a particular Member in any particular year and to limit the number of units confirmed to a Member for any given travel date. II’s Exchange Cancellation Policy does not apply to Getaway Confirmations. Any cancellation of a Getaway Confirmation results in the loss of the unit. Getaway fees will not be refunded under any circumstances. Members are expressly prohibited from selling or exchanging a Getaway Confirmation for cash, barter, or other consideration. A Guest Certificate may be obtained for a Getaway Confirmation in accordance with the terms set forth in Paragraphs 13 and 14 under Exchange Procedures and Priorities. All other terms and conditions of the Exchange Program apply to this special service, except where noted to the contrary.

2.               The Interval Options® Program is an alternative exchange service offered by II to members of the Interval Gold, Club Interval Gold, and Interval Platinum membership programs, whereby said members are allowed to exchange their Home Resort accommodations for a credit against the purchase of cruise, spa, or golf vacations. Participation in this Program requires the payment of an exchange transaction fee, as designated by II at the time the request is placed, and a supplemental fee upon II’s confirmation thereof. The exchange transaction fee will be refunded only if an exchange cannot be confirmed, or if written or oral cancellation of the applicable exchange request is received by II prior to Confirmation. The amount of the supplemental fee is assessed on a per-person basis and varies depending on many factors, including, but not limited to, the alternative vacation selected, the itinerary and travel dates selected, the accommodations selected, and the Home Resort accommodations relinquished. In the event that a Confirmation made through the Interval Options Program is canceled, the supplemental fee shall be refunded in accordance with the refund policies of the provider(s) of the alternative vacation component(s). In all instances, the alternative vacation packages are requested using the Request First exchange method. All Interval Options exchange requests must be placed at least 90 days prior to the initial occupancy date of the Home Resort accommodations relinquished for such Interval Options exchange. The initial occupancy date of the requested Interval Options exchange may be prior to or subsequent to the occupancy date of the Home Resort accommodations relinquished, but no later than the advance booking date of the alternative vacation component. Additionally, the commencement date of the Home Resort accommodations relinquished may not be more than one year after the first occupancy date of the confirmed alternative vacation component. Interval Options exchange confirmations may not be sold, bartered, or exchanged for other consideration. However, Interval Options exchange confirmations obtained may be assigned by using a Guest Certificate, which is available to Interval Platinum members without the payment of a fee. All other terms and conditions of the Exchange Program apply to this special service, except where noted to the contrary.

3.               II does not guarantee the continuation of either of these special exchange services. Members will be advised in writing if any of these services are discontinued.

Fees

The membership and exchange fees set forth below are applicable for residents of the United States, Canada, and the Caribbean. Residents of other geographic areas are subject to different membership and exchange fees which are assessed by local servicing offices or representatives.

1.               II’s current annual Individual Membership fee is US$89, plus any applicable tax, and the annual upgrade fee (in addition to the applicable Individual Membership fee) for: a) Interval Gold status is US$59, plus any applicable tax; and b) Interval Platinum is US$129, plus any applicable tax. When enrolled in II’s Automatic Renewal Option, annual renewal dues will be charged automatically to the credit card indicated, at the rate applicable at membership expiration, unless canceled in writing prior to the renewal date. II will provide each Member not less than seven calendar days’ written notice of renewal prior to processing such automatic charge. Membership will continue from year to year for as long as the Member is eligible for membership. Where a Member purchases additional Vacation Interests, such Member may include such additional Vacation Interests within his or her then-current Individual Membership upon the payment of an administrative fee of US$39 per adjustment. Alternatively, upon the purchase of additional Vacation Interests, said Member may elect to pay an additional annual Individual Membership fee of US$89 at the time such Vacation Interests are included with the Individual Membership, whereupon II shall extend the term of said Member’s then-current Individual Membership for an additional 12-month period per additional membership fee paid. Notwithstanding the foregoing provisions, where a Member owns a Vacation Interest at a Member Resort participating in a corporate membership program, as well as owning a Vacation Interest at a Member Resort through which the Member participates as an Individual Member of the II Exchange Program, said Member must maintain his or her Individual Membership in the II Exchange Program, separate and distinct from his or her participation in the corporate membership program.

2.

The current Club Interval Gold membership fee is $148. Once an owner of a Vacation Interest is enrolled in the Club Interval Gold program, the owner’s membership with II becomes a Club Interval Gold membership as to all Vacation Interests owned, both Eligible Vacation Interests and other Vacation Interests, including Vacation Interests at other Member Resorts. Any months remaining in an existing Individual Membership and/or an existing Interval Gold upgraded membership will be converted to months in the Club Interval Gold membership. If the existing Individual Membership and Interval Gold membership have different expiration dates, the expiration date of the Club Interval Gold membership may differ, but the Member will have received the benefit of the prior membership fees paid. Also, where a Club Interval Gold member owns a Vacation Interest at a Member Resort participating in a corporate membership program, as well as an Eligible Vacation Interest, said Member must maintain his or her Club Interval Gold membership, separate and distinct from his or her participation in the corporate membership program. Club Interval Gold Membership fees submitted by the Club Interval Gold Member are refundable on a pro rata basis (based on the number of full months remaining in the applicable membership period) upon a Club Interval Gold Member’s request for cancellation of his or her membership and provided that the Club Interval Gold Member also returns to II any Club Interval Gold membership card(s) that he or she has received.

3.               Membership fees submitted by the Individual Member are refundable on a pro rata basis (based on the number of full months remaining in the applicable membership period) upon a Member’s request for cancellation of his or her membership. Upgrade fees for Interval Gold status are also refundable on the same basis, provided, however, that the Member also returns to II any Interval Gold membership card(s) that he or she has received. Upgrade fees for Interval Platinum are nonrefundable under any circumstances. Failure to renew membership within 120 days from any expiration thereof may require payment of a US$200 readmission fee to reinstate membership.

4.               The exchange fee per week confirmed is US$169 for travel within the Member’s country of residence (“domestic processing fee”) or US$174 for travel outside the Member’s country of residence (“international processing fee”) and is subject to any applicable tax which must be paid at the time an exchange request is made. Notwithstanding the foregoing, Members residing in the United States or Canada pay only the domestic processing fee for travel within the United States or Canada. Members who choose to utilize II’s website at IntervalWorld.com to transact an exchange request, are eligible for a US$20 discount on the applicable processing fee, per week confirmed. Any request that contains destinations both within the country of residence and outside the country of residence requires the international processing fee, regardless of where the request is ultimately confirmed. If the international processing fee is paid, no portion of the fee will be refunded if confirmed to an area in which the domestic processing fee would otherwise apply. If the request is made by telephone, the exchange fee may be paid by a credit card acceptable to II or by check. Where the exchange fee is paid by check, however, confirmation will not occur until said check has been received and processed by II. Accommodations will be held for five calendar days pending receipt of a check for an exchange fee. In addition, in any instance in which a Member pays a fee by check, II reserves the right to collect an administrative fee where such check is returned to II. Checks are not accepted for Confirmations with occupancy commencement dates within 30 days or less. Exchange fees will be refunded only if an exchange cannot be confirmed or if written or oral cancellation of the applicable exchange request is received by II prior to Confirmation, and if the Member requests his or her refund in writing. Exchange fees will not be refunded under any other circumstances.

5.               The ShortStay Exchange fee of US$139, plus any applicable tax, must be submitted by the Member at the time a ShortStay Exchange Confirmation is received. This exchange fee is non-refundable.

6.               If the Deposit Extension Option is selected by the Member, an additional fee per deposit is required at the time the deposit extension is requested. The fee to extend a deposit for three months is US$69, for six months is US$99, and for 12 months is US$189.

7.               If a Guest Certificate is requested by any Member other than an Interval Platinum Member, an additional fee of US$49 is required at the time the certificate is requested. If II does not issue the Guest Certificate, the certificate fee will be refunded. Guest Certificate fees will not be refunded under any other circumstances. Interval Platinum Members are not required to pay a fee to request a Guest Certificate.

8.               In the event that a Member sells, rents, exchanges, or otherwise assigns the Home Resort accommodations to any third party after such accommodations have been deposited with II, while a request is pending with II, or after II has issued a Confirmation, II will assess such Member an administrative fee. Additionally, such Member will be responsible for all liabilities incurred by II in connection with the double use of the accommodations by the Member. Under these circumstances, membership privileges will be suspended (without further obligation by II) until such time as all amounts owing have been paid in full to II.

9.               II may suspend membership privileges in the event a Member fails to pay any amount owed to the Host Resort, II, or any other company related to II.

10.         Some jurisdictions have imposed a tax on the occupant of resort accommodations. Consequently, any bed tax, transient occupancy tax, or similar tax that is imposed shall, in those circumstances, be the responsibility of the exchanging Member. Members may be required to contact the Host Resort prior to arrival in order to prepay such taxes and certain other resort fees. Additionally, Members are responsible for all personal charges (e.g., telephone calls and meals) while at the Host Resort, and any utility surcharge or other permissible charge imposed by a resort, as well as any damage to, loss, or theft from the Host Accommodations and facilities that is caused by Members or their guests.

11.         Fees, if any, charged by Member Resorts for certain services and amenities are determined and levied by each resort. Such fees are the responsibility of the Member. These fees vary from resort to resort.

12.         All fees may be increased from time to time by II, at its sole discretion. Members will be advised of any such increases through II’s regular publications or on II’s website, IntervalWorld.com.

RESORTS WITH 51 OR MORE UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

Akiris

Contrada Laccata

Marina di Nova Siri

Nova Siri (MT) 75020, Italy

Alanda Club Marbella

Ctra. Cádiz Km. 192

Jardines de Las Golondrinas

Marbella, Málaga, Spain

Alessidamo Club

Via del Mare

Santa Pelagina

Metaponto Lido (MT), Italy

Alpenclub Schliersee

Kirchbichelweg 18

Schliersee 83727

Germany

Alpine Club, The

Schladmining/Rohrmoos

Styria 8970, Austria

Amatique Bay Resort & Marina

Bahia de Amatique

Puerto Barrios, Guatemala

American Resorts International Holiday Network — Maria Alm

Dorf 86 — A-5761 Maria Alm

Maria Alm, Austria

American Resorts International Holiday Network — St. Johann

Hans-Kappacher Str. 7-9

St. Johann im Pongau 5600

Austria

Americano Beach Lodge Resort

1260 North Atlantic Avenue

Daytona Beach, FL 32118

Anna Grand Hotel Vacation Club

Gyógy tér 1

Balatonfüred 8230

Hungary

Apart Holidays — Hotel Fuenfjahreszeiten

Auf dem Koepfle 1-5

Todtmoos 79682

Germany

Apartur Bariloche

Av. Mitre 685

Bariloche, Río Negro

Argentina

Aquarius Vacation Club at Boqueron Beach

Carr. #101 Int. 307

KM 18, HM 8

Cabo Rojo, Puerto Rico

Aquarius Vacation Club at Embassy Suites

201 Dorado del Mar Boulevard

Dorado, Puerto Rico

Aruba Beach Club

L.G. Smith Boulevard #53

Oranjestad

Aruba, Dutch Caribbean

Aruban Resort & Casino at Eagle Beach, The

J.E. Yrausquin Boulevard 250

Oranjestad

Aruba, Dutch Caribbean

Atlantic Club Reserva de Marbella

Ctra. Nacional 340, Km. 193.6

Marbella, Málaga 29600, Spain

Atrium Resort, The

Arctic Avenue at 21st Street

Virginia Beach, VA 23451

Auramar Beach Club

Aparthotel Auramar

Apartado 851, Praia Dos Aveiros

8200 Albufeira, Algarve, Portugal

Avenue Plaza Resort

2111 St. Charles Avenue

New Orleans, LA 70130

Azul Sensatori

Carretera Puerto Morelos

KM 1+173.33 Fracc. III y IV

Playa del Carmen

Quintana Roo 77710 Mexico

Bagaglino I Giardini di Porto Cervo

I Ginepri & Le Magnolie

Liscia di Vacca, Sassari, Italy

Bahía Manzano

Puerto Manzano — Los Lagos

Villa La Angostura

Neuquén, Argentina

Banff Rocky Mountain Resort

1029 Banff Avenue

P.O. Box 100

Banff, Alberta T0L 0L0, Canada

Barceló Los Cabos

P. Malecón Lote 5 s/n D. Fonatur

San José del Cabo, B.C.S.

Mexico

Beach House Golf and Racquet Club

6800 North Ocean Boulevard

Myrtle Beach, SC 29577

Beach House Seaside Resort

52 Marine Parade

Coolangatta, Queensland 4225

Australia

Beach Quarters

5th & Atlantic Avenues

Virginia Beach, VA 23451

Beacons of Minocqua, The

8250 Northern Road

Minocqua, WI 54548

Bellasera Tuscan Villas & Piazza

1795 Country Club Drive

Kelowna, British Columbia V1Y 9N8

Canada

Bighorn Meadows on the Springs at Radium Golf Resort

7563 Columbia Avenue and Stanley Street

Radium Hot Springs

British Columbia V0A 1M0, Canada

Bilmar Beach Resort Condominium

10650 Gulf Boulevard

Treasure Island, FL 33706

Blackstone Mountain Lodge

170 Kananakis Way

Canmore, Alberta, Canada

BlueBay Beach Club

Avda. Pablo Picasso s/s, Urb. Bahía Feliz

San Agustín, Gran Canaria 35100

Canary Islands, Spain

Blue Ridge Village, an Equivest Managed Resort

Route 1, Box 264, Highway 184

Banner Elk, NC 28604

Blue Seas Resort & Spa

Calle Malecon #1

Colonia Emiliano Zapata

Puerto Vallarta, Jalisco 48300

Mexico

Blue Tree Resort at Lake Buena Vista

12007 Cypress Run Road

Orlando, FL 32836

Bluebeard’s Beach Club & Villas

100 Frenchman’s Bay

St. Thomas 00802

U.S. Virgin Islands

Bluegreen’s Club La Pension

115 Decatur Street

New Orleans, LA 70130

Boambee Bay Resort

8 Barber Close

Toormina, New South Wales 2452

Australia

Boyne Vacation Club at Bay Harbor Resort

3600 Village Harbor Drive

Bay Harbor, MI 49770

Boyne Vacation Club at Disciples Ridge

1 Boyne Mountain Road

P.O. Box 19

Boyne Falls, MI 49713

Boyne Vacation Club at Mountain Grand Lodge

1 Boyne Mountain Road

P.O. Box 19

Boyne Falls, MI 49713

Boyne Vacation Club at Hemlock

1 Boyne Mountain Road

P.O. Box 19

Boyne Falls, MI 49713

Boyne Vacation Club at Pleasantview Loft

600 Highlands Drive

Harbor Springs, MI 49790

Boyne Vacation Club at Shoshone

1 Lone Mountain Trail

P.O. Box 160001

Big Sky, MT 59716

Boyne Vacation Club at Stillwater

1 Lone Mountain Trail

P.O. Box 160001

Big Sky, MT 59716

Brewster Green Resort

203 Lund Farm Way

Brewster, MA 02631

Briarwood

Pine Valley Drive

Falmouth, MA 02540

Brockway Springs Resort

101 Chipmunk Street

Kings Beach, CA 96143

Cabins at Green Mountain

3864 Green Mountain Drive

Branson, MO 65616

Cabo Villas Beach Resort

Callejon Del Pescador S/N

Cabo San Lucas 00257, Mexico

Calampiso

Sauci Grande, San Vito lo Capo

Trapani, Sicily, Italy

California Vacation Club — Desert Breezes

77-955 Calle Las Brisas South

Palm Desert, CA 92211

California Vacation Club — Indian Palms

48-630 Monroe Street

Indio, CA 92201

California Vacation Club — The Lodge at Kingsbury

133 Deer Run Court

Stateline, NV 89449

California Vacation Club — Riverpointe Napa Valley

500 Lincoln Avenue

Napa, CA 94558

California Vacation Club — Scottsdale Camelback

6302 E. Camelback Road

Scottsdale, AZ 85251

California Vacation Club — Vista Mirage

400 S. Hermosa

Palm Springs, CA 92262

Calypso Cay Vacation Villas

4951 Calypso Cay Way

Kissimmee, FL 34746

Canada House Beach Club

1704 North Ocean Boulevard

Pompano Beach, FL 33062

Canadian Resorts — Marparaiso Queen

Km. 24 Carretera a Barra Vieja

Acapulco, Mexico

Cancún Clipper Club

Mauna Loa Shopping Center

Apartado Postal #1725

Cancún, Quintana Roo 77500

Mexico

Caribbean and Dream Buildings at Ocean Landings Resort

900 North Atlantic Avenue

Cocoa Beach, FL 32931

Caribbean Palm Village

Noord 43-E Palm Beach Road

Oranjestad Aruba Dutch Caribbean

Carriage House, The

105 East Harmon Avenue

Las Vegas, NV 89109

Carriage House at Pocono Manor

Route 314

Pocono Manor, PA 18349

Carriage Place at Surrey Vacation Resort, The

430 C Highway 165 South

Branson, MO 65616

Casa Del Mar Beach Resort

J.E. Yrausquin Boulevard 51/53

Oranjestad

Aruba, Dutch Caribbean

Casa Dorada at Médano Beach

Avenida del Pescador s/n

Loc. 9 y 10 Col.

El Médano, Cabo San Lucas

Mexico

Casa MenDan

Gyógyfüö ter 4

Zalakavos

Zala 8749 Hungary

Casa Ybel Beach and Racquet Club

2255 West Gulf Drive

Sanibel Island, FL 33957

Castaways Cove

Collier’s Bay

Collier’s Bay, Grand Cayman

Cayman Islands

Castillo Beach Club

Lake Reception, Caleta de Fuste

Antigua, Fuerteventura 35600

Canary Islands, Spain

Catalina Beach Club

1303 South Atlantic Avenue

Daytona Beach, FL 32018

Causeway on Gull

8095 Lost Lake Road

Nisswa, MN 56468

Cedar Lake Country Club

555 Nerang Murwillumbah Road

Advancetown Via Nerang

Queensland 4211

Australia

Chalet High/Chalet High North

Route 717

Basye, VA 22810

Chalet High South

Fairway Drive

Basye, VA 22810

Chayofa Country Club

Chayofa, Arona

Tenerife 38627,

Canary Islands Spain

Cherry Tree Condo Hotel

2345 US 31 North

Traverse City, MI 49686

Christie Lodge, The

47 East Beaver Creek Boulevard

Avon, CO 81620

Christmas Mountain Village

5944 Christmas Mountain Road

Wisconsin Dells, WI 53965

Chula Vista Resort

Highway 13 North

Wisconsin Dells, WI 53965

Cibola Vista Resort and Spa

27501 N. Lake Pleasant Road

Peoria, AZ 85383

Cliffs Club, The

3811 Edwards Road

Princeville, Kauai, HI 96722

Clowance Estate & Country Club

Praze-An-Beeble

Camborne, Cornwall TR14 0PT

United Kingdom

Club Armonia

Kadikalesi — Turgutreis

Bodrum-Mugla

Turkey

Club Asia International — Damai Beach Resort

Jalan Santubong

Kuching, Sarawak 93756

Malaysia

Club Asia International — Damai Puri Resort and Spa

Jalan Santubong

Kuching, Sarawak 93762

Malaysia

Club Asia International — Riverside Majestic Hotel

Jalan Tunku Abdul Rahman

Kuching, Sarawak 93756

Malaysia

Club Cala de Palmas (Palmas del Mar)

170 Candelero Drive

Humacao, PR 00791

Club Casa Dorada Spa & Golf Resort

Km. 19.5 Carretera Transpeninsular

San José del Cabo B.C.S. 23400

Mexico

Club Cascadas de Baja

Camino Viejo a San José

Cabo San Lucas, B.C.S.

Mexico

Club de Soléil

5499 West Tropicana Avenue

Las Vegas, NV 89103

Club del Carmen

Calle Noruega 2

Puerto del Carmen, Lanzarote

Canary Islands, Spain

Club Destin Resort

1085 Highway 98

Destin, FL 32541

Club Estela Dorada at Gruphotel Club Jardines Paraisol

Calle Ciudad de Reus, 19

Salou, Tarragona 43840, Spain

Club Estela Dorada at Gruphotel Mediterranean Club Cala Pi

Urb. Torre Cala Pi

Llucmajor

Mallorca, Balearic Islands 07639

Spain

Club Flipper

Tilkicik Mevkii

Yalikavak

Bodrum, Mugla, Turkey

Club Gran Dorado

Port Zélande 2

Oudorp 3253 MG

Netherlands

Club Greece at Villea Village

Analipsi, Pefkon

Sitia, Crete, Greece

Club Hotel Tiberias

Ahad Ha’am Street

Tiberias 14222, Israel

Club In

Coral Beach

Eilat, Israel

Club Internacional de Cancún

Bulevar Kukulcán

Cancún, Quintana Roo 77500

Mexico

Club Intrawest — Blackcomb

4580 Chateau Boulevard

Whistler, British Columbia V6B 5C6

Canada

Club Intrawest — Palm Desert

1 Willow Ridge

Palm Desert, CA 92260

Club La Costa at Las Farolas

Urb. Las Farolas

Carretera Cádiz, Km. 203

Mijas-Costa, Málaga, Spain

Club Monte Anfi

Barranco de la Verca

Arguineguín, Gran Canaria 35120

Canary Islands, Spain

Club Mougins

Chemin de Val Fleuri

Mougins 06250, France

Club Ocean Villas II

105 Edward Taylor Road
120th Street

Ocean City, MD 21842

Club Paihia

67 Williams Road

Paihia, New Zealand

Club Patara

Kalkan Club Patara

Kalkan, Turkey

Club Prestige

Tuerkmen Mahallesi

(Aydin) Kusadasi, Turkey

Club QM at Kingsbury Crossing

133 Deer Run Court

Stateline, NV 89449

Club QM at Thunderbird Resort Club

200 Nichols Boulevard

Sparks, NV 89431

Club Residence Capopiccolo

Località Capopiccolo

Isola di Capo Rizzuto

Crotone 88076, Italy

Club Royale at Aztec Country Club

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647

Spain

Club Royale at Lubina Sol

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647

Spain

Club Rüyakent

Turgutreis Akyarlar

Bodrum-Mugla, Turkey

Club Sevilla

4646 West Irlo Bronson Memorial Highway

Kissimmee, FL 34746

Club Sol del Este

Avenida Roosevelt y Parada 12

Punta del Este, Uruguay

Club Sultán de Marbella

Calle Arturo Rubinstein, s/n

Marbella 29600

Spain

Club Système Vacances at Oasis Club

Avenida Las Palmeras

Urb. Riviera del Sol

Mijas-Costa, Málaga 29647

Spain

Club Système Vacances at Parque Albatross

Urb. Golf del Sur

San Miguel de Abona, Tenerife

Canary Islands, Spain

Club Système Vacances at Vera Beach Club

Urb. Pueblo Laguna

Ctra. Garrucha-Palomares

Urb. Vera Coast, Apdo. 198

Garrucha, Almería

Spain

Club Tahiti II

Calle Isla de Lobos 12

Costa Teguise

Lanzarote

Canary Islands, Spain

Club Tahoe Resort

914 Northwood Boulevard

Incline Village, NV 89451

Club Vacacional en la Torre Azul Fontan

Bulevar Ixtapa s/n

Zona Hotelera

Ixtapa, Guerrero 40880, Mexico

Clube Praia da Oura

Apartado 827

8200 Albufeira

Algarve, Portugal

Coconut Bay Resort

919 North Birch Road #101

Fort Lauderdale, FL 33304

Coconut Beach Resort

1500 Alberta Street

Key West, FL 33040

Coconut Palms Beach Resort

611 South Atlantic Avenue

New Smyrna Beach, FL 32169

Cold Spring Properties

460 North Ashland Road

Ashland, NH 03217

Colonies at Williamsburg, The

5380 Olde Towne Road

Williamsburg, VA 23188

Condohotel Villa Del Mar

Km. 2.5, Francisco Medino Ascencio

Puerto Vallarta, Jalisco, Mexico

Condominio Gran Hotel Pucón

Holzapfel 190

Pucón, Chile

Condominios Solamar Inn

Boulevard Sábalo #1942

Mazatlán, Sinaloa, Mexico

Corail Royal Plage

Tabarka, Tunisia

Coral Beach Resort

Urbanization La Concha

c/Nestor Alamo, 1

Playa Honda

Arrecife, Lanzarote 35500

Canary Islands, Spain

Coral Reef Beach Resort

5800 Gulf Boulevard

St. Petersburg Beach, FL 33706

Cordial Residence ‘Il Pelagone’ Toscana

Km. 219 SS 1 Aurelia

Loc. Il Pelagone

Gavorrano (Grosseto) I-58023

Italy

Cordial Sanotel Badgastein

Conrad-Strochner-Strasse 2

Badgastein 5640

Austria

Cordial Theaterhotel Wien

Josefstädterstrasse 22

Vienna 1081, Austria

Cordial-Hotel Achenkirch

Am Achensee 177

Achenkirch 6215

Austria

Cordial-Hotel Reith bei Kitzbühel

Cordial Platz 1

Reith bei Kitzbühel A-6370

Austria

Costa Linda

59 J.E. Irausquin Boulevard

P.O. Box 1345

Oranjestad, Aruba

Dutch Caribbean

Cove at Ormond Beach, The

145 South Atlantic Avenue

Ormond Beach, FL 32176

Cove at Yarmouth, The

183 Main Street

Route 28

West Yarmouth, MA 02673

Creekside Village

Resort Road

Bryce Mountain Resort

Basye, VA 22810

Crown Point Condominiums

220 Crown Point Drive

Ruidoso, NM 88355

Crown Regency Vacations at Crown Regency Hotel and Towers

0 Kilometer Jones Avenue

Fuente Smena

Cebu City 6000

Philippines

Crown Regency Vacation at Crown Regency Suites

Maximo Patalinghug Jr. Avenue

Lapu Lapu, Cebu 6015

Philippines

Crystal Beach Suites and Health Club

6985 Collins Avenue

Miami Beach, FL 33141

Cypress Pointe Grande Villas

8651 Treasure Cay Lane

Lake Buena Vista, FL 32836

Cypress Pointe Resort

8651 Treasure Cay Lane

Lake Buena Vista, FL 32836

Dana Inn Resort Pousada Tabatinga

Rodovia Caragua/Ubatuba, Km. 17

Caraguatatuba

São Paulo 11600, Brazil

David Walley’s Resort — A Quintus Resort**

2001 Foothill Road

Genoa, NV 89411

Daytona Beach Regency

400 N. Atlantic Avenue

Daytona Beach, FL 32118

Desert Breezes Resort

77-955 Calle Las Brisas, South

Palm Desert, CA 92260

De Vere Resort Ownership — Cameron House

Cameron House Hotel & Country Estate

Loch Lomond

Dunbartonshire G83 8QZ

United Kingdom

Deerhurst Residences

1235 Deerhurst Drive

Huntsville, Ontario P1H 2EB

Canada

Diar Lemdina

Medina Vacation Club

Yasmine

Hammamet 00191 Tunisia

Discovery Beach Resort

300 Barlow Street

Cocoa Beach, FL 32931

Divi Village

J.E. Yrausquin Boulevard #93

Aruba, Dutch Caribbean

Domaine Mont Sainte-Anne

203 rue Val Des Neiges

C.P. -57

Beaupre, Québec G0A 1E0, Canada

Dunes Hotel & Beach Resort

Calle Campo

Valle de Pedro Gonzalez

Isla Margarita, Venezuela

Dutch Village, The

J.E. Yrausquin Boulevard #47

Aruba, Dutch Caribbean

Eagle Crest

1522 Cline Falls Road

Redmond, OR 97756

Eagle Point

1500 Matterhorn Circle

Vail, CO 81657

Eagle’s Nest

410 South Collier Boulevard

Marco Island, FL 33937

Edgewater Beach Resort

95 Chase Avenue

Dennisport, MA 02639

Edgewater Resort

Sargood Drive Wanaka

Wanaka, New Zealand

Edificio Rambla

Las Heras 2100

Mar del Plata 7600, Argentina

Eilat Club Hotel

Harava Road

Eilat 88000, Israel

El Cid El Moro Beach

Av. Camarón s/n

Mazatlán, Sinaloa 82110, Mexico

El Cid Marina Beach

Av. Camarón Sábalo s/n

Zona Dorada

Mazatlán, Sinaloa 82110, Mexico

El San Juan Towers

ESJ Towers Box 2200

6165 Isla Verde Avenue

Carolina, PR 00979-5765

Ellington at Wachesaw Plantation East

911 Riverwood Drive

Murrells Inlet, SC 29576

Embarcadero Pacífico

Av. La Marina Sur

Esq. con Ancla

Puerto Vallarta, Jalisco, Mexico

Emerald Grande at Harborwalk Village

10 Harbor Drive

Destin, FL 32541

Equivest Inn On The Harbor

359 Thames

Newport, RI 02840

Escapes! to Galveston

11739 Farm Road 3005

Galveston, TX 77554

Escapes! to Greens at Bella Vista

Riordan Road

430 Town Center

Bella Vista, AR 72714

Escapes! to Hot Springs

One Los Lagos Boulevard

Hot Springs Village, AR 71909

Escapes! to Stonebridge Village

1600 Ledgestone Way

Reeds Spring, MO 65737

Esmeralda Beach Club

Calle Ponent, 1

Playa de Levante

Calpe, Alicante 03710, Spain

Estero Island Beach Club

1840 Estero Boulevard

Fort Myers Beach, FL 33931

Exclusive Club at Topaz Beach Club

Topaz Hotel

Bugibba

St.Paul’s Bay SPN 03, Malta

Exclusive Resorts at the Cape Suites Hotel

18 De Villiers Street

Zonnebloem, Capetown 8000

South Africa

Fairmont Vacation Villas at Hillside

5129 River View Gate

Fairmont Hot Springs

British Columbia V0B 1L0,

Canada

Fairmont Vacation Villas at Mountainside

5247 Fairmont Creek Road

Fairmont Hot Springs

British Columbia V0B 1L0, Canada

Fairmont Vacation Villas at Riverside

5129 River View Gate

Fairmont Hot Springs

British Columbia V0B 1L0, Canada

Fairway Forest

4350 Highway 64 West

Sapphire, NC 28774

Falcon Point

175 Lake Street

Avon/Beaver Creek, CO 81620

Falls at Ogunquit, The

639 Main Street

Ogunquit, ME 03907

Falls Village, The

200 Creekside Road

Branson, MO 65616

Fantasea Resorts — Flagship

60 North Maine Avenue

Atlantic City, NJ 08401

FantasyWorld Club Villas

2935 Hart Avenue

Kissimmee, FL 32741

Flamingo Beach Resort

6 Billy Folly Road

Pelican Key, St. Maarten

Dutch Caribbean

Flamingo Club

Marina San Eugenio

Adeje, Tenerife

Canary Islands, Spain

Floriday’s Orlando Resort

7482 Vineland Avenue

Orlando, FL 32821

Fort Lauderdale Beach Resort

909 Breakers Avenue

Fort Lauderdale, FL 33304

Four Seasons Country Club

Quinta do Lago, Apartado 3282

Almancil, Algarve 8135, Portugal

Four Seasons Fairways

Apartado 3259

Almansil 8136 Almansil Codex

Algarve, Portugal

Four Seasons Residence Club Aviara

7039 Finch Lane

Carlsbad, CA 92009

Four Seasons Vilamoura

Apartado 507

Vilamoura Codex

Algarve 8125, Portugal

Foxhunt Town Homes

4350 Hwy 64 W

Sapphire Valley, NC 28717

Foxrun

180 Herman Wilson Road

Lake Lure, NC 28746

Franz Klammer Lodge

567 Mountain Village Boulevard

Telluride, CO 81435

French Lick Springs Villas

Highway 56

French Lick, IN 47432

Galleon Resort, The

617 Front Street

Key West, FL 33040

Galleria at Split Rock

1 Lake Drive

Lake Harmony, PA 18624

Garden Hotel, The

#368 Huan Shi Dong Road

Guangzhou, Guangdong 510064

China

Garden Lago

Calle Amsterdam, 3

Urb. Lago Menor, Puerto Alcudia

Mallorca, Balearic Islands, Spain

Gardenia Plaza Resort

Shark Bay

Sharm El Sheikh, Egypt

Gaslamp Plaza Suites

520 E. Street

San Diego, CA 92101

Gatlinburg Town Square

414 Airport Road

Gatlinburg, TN 37738

Georgian Inn Beach Club

759 South Atlantic Avenue

Ormond Beach, FL 32074

Geovillage Sport and Wellness Resort

Circ. Nord Golfo Aranci

Olbia 07026, Italy

Goldstar Resort

45 rue Marechal Joffre

Nice, France 06000

Golf Beach Hotel Tabarka

Zone Touristique B.P. 360

Tabarka 8110, Tunisia

Golf Hotel Punta Ala

via del Gualdo 2

(Castiglione della Pescaia — Toscana)

Punta Ala 58040, Italy

Golden Tulip Club Dead Sea

Nirvana on the Dead Sea

Shefer Zohar, Dead Sea 84960, Israel

Grand Dominicus

Bayahibe, La Romana

Dominican Republic

Grand Holiday Club at Flamingo Club

Avda. Espana 3

San Eugenio, Puerto Colon

Costa Adeje, Tenerife

Canary Islands, Spain

Grand Lodge at Peak 7

Lot 1, Peak 7 Subdivision

Breckenridge, CO 80424

Grand Luxxe Residence Club

Paseo de las Moras S/N

Fracc. Nautico Tutistico

Bahia de Banderas 63732 Mexico

Grand Rockies Resort

1151 Sidney Street

Canmore, Alberta

Canada T1W 3G1

Grand Seas Resort

2424 North Atlantic Avenue

Daytona Beach, FL 32118

Grand Sharm Resort

Ras Om El-Sid Cliff

Sharm el Sheikh, Egypt

Grand Timber Lodge

75 Snow Flake Drive

Breckenridge, CO 80424

Greensprings Vacation Resort

3500 Ludwell Parkway

Williamsburg, VA 23188

Halland International Resort Club

Ta L-Ibragg

St. Andrews, Malta

Hanalei Bay Resort**

5380 Honoiki Road

Princeville, Kauai, HI 96722

Harborside Inn

3 South Water Street

Edgartown

Martha’s Vineyard, MA 02539

Harborside Resort at Atlantis

Coral Tower Casino Drive

Paradise Island, Nassau Bahamas

Harbortown Point Marina Resort & Club

1651 Anchors Way

Ventura, CA 93001

Harbour Lights

2690 Harbour Lights Drive

Myrtle Beach, SC 29577

Havasu Dunes

620 Lake Havasu Avenue South

Lake Havasu City, AZ 86403

Herod’s Residence Club

North Shore

Eilat 88000, Israel

High Point World Resort

2951 High Point Boulevard

Kissimmee, FL 32741

Highlands at Sugar, The

1077 Highlands Drive

Banner Elk, NC 28604

Hilton Craigendarroch Resort

Braemar Road

Ballater, Aberdeenshire AB35 5XA

United Kingdom

Hippocampus Beach International Resort

Final Av. El Cristo, Secc. La Caranta

Pampatar, Isla Margarita

Venezuela

Hippocampus Viña del Mar Resort & Club

Concon

Viña del Mar, Chile

Historic Powhatan Resort, The

3601 Ironbound Road

Williamsburg, VA 23188

Holiday Beach Resort

1006 U.S. Highway 98 East

Destin, FL 32540

Holiday Club Airisto

Airistontie 700

Stormalo, Parainen 21600

Finland

Holly Tree Resort Hotel

412 Main Street

Route 28

West Yarmouth, MA 02673

Hollywood Beach Tower

301 Harrison Street

Hollywood, FL 33019

Hospederia Duruelo

Carretera 3 #12-88

Villa de Leyva, Boyaca

Colombia

Hotel Acapulco Malibu

Costera Miguel Aleman No. 79

Acapulco, Guerrero 39690

Mexico

Hotel and Club Aladino’s

Av. Lomas del Mar #10 Fracc.

Club Deportivo

Acapulco, Guerrero

Mexico

Hotel de la Monnaie

405 Esplanade Avenue

New Orleans, LA 70116

Hotel Doubletree Resort by Hilton Puntarenas

Carretera a Puerto Caldera s/n

El Roble, Puntarenas

Costa Rica

Hotel Punta Centinela Inn

Punta Centinela Santa Elena

Guayas, 593 Ecuador

Hotel Residence Fontanelle

Villanova di Ostuni

Località Fontanelle 72017, Italy

Hotel Santa Clara

Calle del Torno 39-29

San Diego — Zona Amurallada

Cartagena, Colombia

Hotel Serena Beach Club

Punici Street

Xlendi Bay

Island of Gozo VCT 115, Malta

Hotel Viva Clarion Suites

14 Calle 3-08 Zona 10

Guatemala City, Guatemala

Hyatt Beach House Resort

5051 Overseas Highway (US 1)

Key West, FL 33040

Hyatt Coconut Plantation

23282 Coconut Pointe Resort Drive

Bonita Beach, FL 34134

Hyatt Grand Aspen

400 Dean Street

Aspen, CO 81611

Hyatt Hacienda del Mar

Highway 693

Dorado, PR 00646

Hyatt High Sierra Lodge

989 Incline Way

Incline Village, NV 89451

Hyatt Highlands Inn

120 Highlands Drive

Carmel, CA 93923

Hyatt Main Street Station

505 Main Street

Breckenridge, CO 80424

Hyatt Mountain Lodge

210 Offerson Road, BCP #164

Beaver Creek, CO 81620

Hyatt Piñon Pointe

1 North Highway 89A

Sedona, AZ 86336

Hyatt Wild Oak

9700 W. Military Drive

San Antonio, TX 78251

Hyatt Windward Pointe

3675 South Roosevelt Boulevard

Key West, FL 33040

Ile des Pêcheurs

La Coudalère Nord

Barcarès 66420, France

ILX Premiere Vacation Club — Bell Rock, Sedona

6246 Highway 179

Sedona, AZ 86351

ILX Premiere Vacation Club — Kohl’s Ranch Lodge

East Highway 260 HC2

Box 96K

Payson, AZ 85541

ILX Premiere Vacation Club — Sedona Vacation Club at Los Abrigados

160 Portal Lane

Sedona, AZ 86351

ILX Premier Vacation Club — Varsity Clubs, Tucson Chapter

3855 East Speedway Boulevard

Tucson, AZ 85716

Imperial Fiesta Club Casa Maya

Paseo Kukulcán Km. 5.5

Cancún, Quintana Roo 77500

Mexico

Imperial Hawaii Vacation Club — Imperial Hawaii Resort

205 Lewers Street

Honolulu, Oahu, HI 96815

Indian Palms Intervals

82-954 Steward Drive

Indio, CA 92201

Inn at SilverCreek, The, and Resorts West Vacations at The Inn at SilverCreek

62927 U.S. Highway 40

Silver Creek, CO 80446

Inn at the Springs

8901 Highland Wood Boulevard

Bonita Springs, FL 34135

InnSeasons Resorts — Falls at Ogunquit, The

639 Main Street

Ogunquit, ME 03907

InnSeasons Resorts — Pollard Brook

Kancamagus Highway

Lincoln, NH 03251

Iron Blosam Lodge

Utah Highway 210, Resort Entry #2

Snowbird, UT 84092-9000

Island Links Resort

1 Coggins Point Road

Hilton Head Island, SC 29928

Island Park Village Resort**

Highway 20 & MM 394/395

Island Park, ID 83429

Island Residence Club at Golden Sands

Radisson SAS Golden Sands Resort & Spa

Golden Bay

L/O Mellieha Mlh 02

Malta

Island Seas Resort

123 Silver Point Drive

P.O. Box F-44735

Freeport, Grand Bahama Island

Bahamas

Islander Beach Resort

1601 South Atlantic Avenue

New Smyrna Beach, FL 32169

Jan Thiel Resort

Jan Thiel Beach

Willemstad, Curaçao

Dutch Caribbean

Jerusalem Gold Hotel

Jaffa 234

Jerusalem 94383, Israel

Jockey Club, The

3700 Las Vegas Boulevard South

Las Vegas, NV 89109

Kahana Beach Vacation Club

4221 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Kenmore Club, The

Kenmore, Perthshire PH15 2HH

United Kingdom

Kilconquhar Castle Estate & Country Club

Kilconquhar

Elie, Leven

Fife KY9 1EZ, United Kingdom

Killington Grand Hotel

228 East Mountain Road

Killington, VT 05751

King’s Creek Plantation

191 Cottage Cove Lane

Williamsburg, VA 23185

Kingsbury Crossing

133 Deer Run Court

Stateline, NV 89449

Kona Coast Interval Ownership Resort, The

78-6842 Alii Drive

Kailua-Kona, Hawaii, HI 96740

Kona Coast Resort II, The

78-6842 Alii Drive

Kailua-Kona, Hawaii, HI 96739

L’Eyssina

Vars le Claux 05560

France

La Cabana Beach & Racquet Club

J.E. Yrausquin Boulevard 250

Oranjestad

Aruba, Dutch Caribbean

La Costa Beach Club

1504 North Ocean Boulevard

Pompano Beach, FL 33062

La Quinta Beach Resort

J.E. Irausquin Boulevard 228

Eagle Beach

Oranjestad, Aruba, Dutch Caribbean

Lagonita Lodge II

183 Lagonita Lane

Big Bear Lake, CA 92315

Lagos de Fañabe

Playa Fañabe

Adeje, Tenerife

Canary Islands, Spain

Lagos de Fañabe II

Apdos. Los Olivos

Playa Fañabe, Adeje, Tenerife

Canary Islands, Spain

Lake Marion Resort Community

6641 Lake Marion Golf Resort Drive

Kissimmee, FL 34759

Lake Tahoe Vacation Resort

901 Ski Run Boulevard

South Lake Tahoe, CA 96150

Lakeview Resort Club

1 Lakeview Drive

Morgantown, WV 26505

Landing at Seven Coves, The

7031 Kingston Cove Lane

Willis, TX 77378

Landmark Holiday Beach Resort

17501 Front Beach Road

Panama City, FL 32413

Landmark Resort

7643 Hillside Road

Egg Harbor, WI 54209

Langdale Estate

Great Langdale, Nr. Ambleside

Cumbria LA22 9JD

United Kingdom

Las Olas Resort

Av. D. Urb. Los Canales de Río Chico

Río Chico, Miranda

Venezuela

Laugharne Park

Laugharne

Dyfed SA33 4SG

United Kingdom

Laurel Crest Resort

636 Wears Valley Road

Pigeon Forge, TN 37863

Lawai Beach Resort — Alii Building

5017 Lawai Road

Koloa, Kauai, HI 96756

Lawai Beach Resort — Banyan Building

5017 Lawai Road

Koloa, Kauai, HI 96756

Lawrence Welk Resort Villas

8860 Lawrence Welk Drive

Escondido, CA 92026

Legacy Grand Eastgate

5265 West Irlo Bronson Memorial Highway

Kissimee, FL 34746

Legacy Vacation Club Brigantine Beach — The Inn

1400 Ocean Avenue

Brigantine, NJ 08203

Legacy Vacation Club Lake Buena Vista

8451 Palm Parkway

Lake Buena Vista, FL 32819

Legacy Vacation Club Orlando

2794 North Poinciana Boulevard

Kissimmee, FL 34746

Legacy Vacation Club Orlando Oaks

2794 North Poinciana Boulevard

Kissimmee, FL 34746

Legacy Vacation Club Orlando Spas

2800 North Poinciana Boulevard

Kissimmee, FL 34746

Legacy Vacation Club Palm Coast

201 Clubhouse Drive

Palm Coast, FL 32137

Legacy Vacation Club Steamboat Springs — Hilltop

1000 Highpoint Drive

Steamboat Springs, CO 80477

Legacy Vacation Club Steamboat Springs — The Suites

1485 Pine Grove Road

Steamboat Springs, CO 80477

Lehigh Resort Club

231 Joel Boulevard

Lehigh Acres, FL 33972

Les Chalets

Avda. Camacho s/n Parada 19 de la Mansa Barrio Parque Cantegril

Punta del Este, Uruguay

Les Marines de Gassin

RN 98, Route de St. Tropez

Gassin 83580, France

Lighthouse Cove

1406 North Ocean Boulevard

Pompano Beach, FL 33062

Lighthouse Key Resort & Spa

8545 West Irlo Bronson Hwy

Kissimmee, FL 34747

Liki Tiki Village

17777 Bali Boulevard

Winter Garden, FL 34787

Limetree Beach Resort

1050 Ben Franklin Drive

Sarasota, FL 34236

Links Golf and Racquet Club

917 Thomas Avenue

North Myrtle Beach, SC 29582

Little Bay Beach & Racquet Club

Little Bay Road

Philipsburg, St. Maarten

Dutch Caribbean

Lodge Alley Inn, The

195 East Bay Street

Charleston, SC 29401

Lodge Kura Hulanda and Beach Club

Playa Kalki 1

Westpunt, Curaçao

Dutch Caribbean

London Bridge Resort

1477 Queens Bay

Lake Havasu City, AZ 86403

Longevity Wellness Resort Monchique

Lugar do Montinho

Monchique 8550-232

Portugal

Lord Stanley Suites on the Park

1889 Alberni Street

Vancouver

British Columbia V6G 3G7, Canada

Loreley

387 Brucken Street

Helen, GA 30545

Los Amigos Beach Club

Ctra. Cádiz Km. 204

Mijas-Costa, Málaga 29647, Spain

Los Cabos Golf Resort

Cabo San Lucas Country Club

Cabo San Lucas, B.C.S., Mexico

Los Tinajeros Resort

Calle Campos entre Marcano y Cedeno

Porlamar, Isla Margarita, Venezuela

Macdonald Dalfaber Resort

Dalfaber Estate

Aviemore

Inverness, Scotland PH22 1ST

United Kingdom

Macdonald Doña Lola Resort

Ctra. de Cádiz, Km. 197-8

Mijas-Costa, Málaga 29649, Spain

Macdonald Forest Hills Hotel and Lochside Resort

Forest Hills Hotel

Kinlochard

Aberfoyle by Stirling FK8 3TL

United Kingdom

Macdonald Leila Playa Resort

Ctra. de Cádiz, Km. 196

Mijas-Costa, Málaga 29649, Spain

Macdonald Loch Rannoch Hotel & Lochside Resort

Loch Rannoch Estate

Kinloch Rannoch

Perthshire PH16 5PS

United Kingdom

Macdonald Plas Talgarth Health & Leisure Club

The Plas Talgarth Estate

Pennal, Nr. Machynlleth

Powys, SY20 9JY

United Kingdom

Macdonald Villacana Resort

Km. 165, Ctra de Cádiz

Estepona, Málaga

Spain

Magic Tree Resort

2795 North Old Lake Wilson Road

Kissimmee, FL 34734

Mares Marmaris

Marmaris Altin Yunis

Pamucak, Mevkii

Marmaris, Mugla

Turkey

Margarita International Resort

Avenida Bolivar-Urbanización Dumar

Urb. Dumar

Porlamar, Isla Margarita, Venezuela

Mariner Shores Resort & Beach Club

254-260 The Esplanade

Miami, Queensland

Australia

Maritime Beach Club

400 North Ocean Boulevard

North Myrtle Beach, SC 29582

Marriott Residence Inn at Muskoka Wharf

285 Steamship Bay Road

Gravenhurst, Ontario, P1P 1Z9

Canada

Marriott Vacation Club at The Empire Place

88 Naradhiwas Rajanagarindra Road

Sathorn, Yannawa

Bangkok, Thailand

Marriott’s Aruba Ocean Club

99 L.G. Smith Boulevard

Oranjestad

Aruba, Dutch Caribbean

Marriott’s Aruba Surf Club

LG Smith Boulevard #99

Palm Beach

Aruba, Dutch Caribbean

Marriott’s Barony Beach Club

5 Grasslawn Avenue

Hilton Head, SC 29928

Marriott’s BeachPlace Towers

21 South Fort Lauderdale Beach Boulevard

Fort Lauderdale, FL 33316

Marriott’s Canyon Villas at Desert Ridge

5220 E. Marriott Drive

Phoenix, AZ 85054

Marriott’s Club Son Antem

Ctra. Llucmajor, PM 602, Km. 3.4

Apartado 363

Llucmajor, Mallorca

Balearic Islands 07620, Spain

Marriott’s Crystal Shores on Marco Island

600 S. Collier Boulevard

Marco Island, FL 34145

Marriott’s Custom House

3 McKinley Square

Boston, MA 02109

Marriott’s Cypress Harbour

11251 Harbour Villa Road

Orlando, FL 32821

Marriott’s Desert Springs Villas

1091 Pinehurst Lane

Palm Desert, CA 92260

Marriott’s Desert Springs Villas II

1091 Pinehurst Lane

Palm Desert, CA 92260

Marriott’s Fairway Villas

500 East Fairway Lane

Galloway Township, NJ 08201

Marriott’s Frenchman’s Cove

7338 Estate Bakkeroe

St. Thomas 00801, U.S. Virgin Islands

Marriott’s Grand Chateau

75 East Harmon Avenue

Las Vegas, NV 89109

Marriott’s Grand Residence Tahoe

1001 Park Avenue

South Lake Tahoe, CA 96150

Marriott’s Grande Ocean Resort

51 South Forest Beach Drive

Hilton Head Island, SC 29928

Marriott’s Grande Vista

5925 Avenida Vista

Orlando, FL 32821

Marriott’s Harbour Lake

7102 Grand Horizons Boulevard

Orlando, FL 32821

Marriott’s Harbour Point at Shelter Cove

4 Shelter Cove Lane

Hilton Head Island, SC 29928

Marriott’s Kauai Beach Club

3610 Rice Street, Kalapaki Beach

Lihue, Kauai, HI 96766

Marriott’s Ko Olina

92-101 Mauloa Place

Kapolei, Oahu, HI 96707

Marriott’s Lakeshore Reserve

11120 Lakeshore Reserve Drive

Orlando, FL 32837

Marriott’s Legend’s Edge at Bay Point

4000 Marriott Drive

Panama City Beach, FL 32408

Marriott’s Mai Khao Beach

234 Moo 3

Mai Khao, Thalang

Phuket, Thailand 83110

Marriott’s Manor Club at Ford’s Colony

101 St. Andrews Drive

Williamsburg, VA 23188

Marriott’s Manor Club Sequel

101 St. Andrews Drive

Williamsburg, VA 23188

Marriott’s Marbella Beach Resort

Ctra. de Cádiz, Km. 193

Urb. Marbella del Este

Marbella, Málaga 29600 Spain

Marriott’s Maui Lahaina & Napili Villas

100 Nohea Kai Drive

Lahaina, HI 96761

Marriott’s Maui Ocean Club

100 Nohea Kai Drive

Lahaina, Maui, HI 96761

Marriott’s Monarch at Sea Pines

91 North Sea Pine Drive

Hilton Head Island, SC 29938

Marriott’s Mountainside at Park City

1305 Lowell Avenue

Park City, UT 84060

Marriott’s Mountain Valley Lodge

655 Columbine Road

Breckenridge, CO 80424

Marriott’s Newport Coast Villas

23000 Newport Coast Drive

Newport Coast, CA 92657

Marriott’s Ocean Pointe

71 Ocean Avenue

Palm Beach Shores, FL 33404

Marriott’s OceanWatch Villas at Grande Dunes

8450 Costa Verde Drive

Myrtle Beach, SC 29572

Marriott’s Phuket Beach Club

Had Mai Khao Moo 3 Baan Suan

Maprow, Talang

Amphor, Phuket, Thailand

Marriott’s Playa Andaluza

Ctra. Se Cádiz KM 168

Estepona, Málaga 29680

Spain

Marriott’s Royal Palms Resort

8404 Vacation Way

Orlando, FL 32821

Marriott’s Sabal Palms Resort

8805 World Center Drive

Orlando, FL 32821

Marriott’s Shadow Ridge

36000 Monterey Avenue

Palm Desert, CA 92260

Marriott’s Shadow Ridge Enclaves

9003 Shadow Ridge Road

Palm Desert, CA 92211

Marriott’s St. Kitt’s Beach Club

858 Frigate Bay Road

Frigate Bay, St. Kitts

St. Kitts & Nevis

Marriott’s StreamSide

2264 South Frontage Road West

Vail, CO 81657

Marriott’s Summit Watch at Park City

780 Main Street

Park City, UT 84060

Marriott’s SurfWatch

10 Fifth Street

Hilton Head, SC 29928

Marriott’s Timber Lodge

4100 Lake Tahoe Boulevard

South Lake Tahoe, CA 96150

Marriott’s Village d’Ile de France

Allee de l’Orme Rond

Bailly Romainvilliers 77700, France

Marriott’s Villas at Doral

4101 N.W. 87th Avenue

Miami, FL 33178

Marriott’s Waiohai Beach Club

2249 Poipu Road

Koloa, Kauai, HI 96756

Marriott’s Willow Ridge Lodge

2929 Green Mountain Drive

Branson, MO 65616

Maui Schooner Resort**

980 South Kihei Road

Kihei, Maui, HI 96753

Mayhills Resort

142, Gohan-ri

Gohan-up

Jeongseon-gun, Gangwon-do 233-811

Korea

Mendihuaca Caribbean Resort

Km. 33 Vía Santa Marta — Riohacha

Santa Marta, Magdalena

Colombia

Mexicana Sharm Resort

Mexicana Sharm

Ras Om El Sid

Sharm el Sheikh

Egypt

Mill Resort & Suites Vacation, The

J.E. Yrausquin Boulevard 330

Oranjestad

Aruba, Dutch Caribbean

Miraflores Beach and Country Club

Miraflores Club Reception

Ctra. de Cádiz, Km. 199

Mijas-Costa, Málaga 29649

Spain

Miraflores Vacation Club

Ctra. de Cádiz, Km. 199

Mijas-Costa, Málaga 29647

Spain

Mirror Tamarack Lake Resort

E10035 Xanadu Road

Wisconsin Dells, WI 53965

Monarch Grand Vacations — Cancún Resort

8335 South Las Vegas Boulevard

Las Vegas, NV 89123

Monarch Grand Vacation — Cedar Breaks

223 Hunter Ridge Road

Brian Head, UT 84719

Mount Snow Grand Summit Hotel at The Grand Summit Resort Hotel & Conference Center

89 Grand Summit Way

West Dover, VT 05356

Mountain Club at Loon, The

Main Street

Lincoln, NH 03251

Mountain Laurel Resort and Spa

Route 940

White Haven, PA 18661

Mountain Loft Resort

110 Mountainloft Drive

Gatlinburg, TN 37738

Mountainside Villas at Massanutten

Route 644, Intersection of Peak

Middle Coff Drive

McGaheysville, VA 22840

Multigestion — Multivacances Avoriaz

Avoriaz

Morzine 74110

France

Multigestion — Reberty les Menuires

St. Martin de Belleville 73440

France

Multigestion — Résidence de Rochebrune

18, Porting de Rochebrune

Megeve 74120

France

Multigestion — Résidence Emeraude

Belle Plagne

Aime 73210, France

Myrtle Beach Resort, The

5905 South Kings Highway

Surfside Beach, SC 29587

Mystic Dunes Resort & Golf Club

7900 Palms Parkway

Kissimmee, FL 34747

Nautilus Residences

White Sands Golf and Beach Resort

Bavara, La Altagracia

Dominican Republic

Nepean Country Club

Browns Road

Rosebud, Victoria 3838

Australia

Nostos Village

Tzaneria

Skiathos 37002, Greece

Oak N’ Spruce Resort

Meadow Street

South Lee, MA 01260

Oak Plantation

4090 Enchanted Oaks Circle

Kissimmee, FL 34741

Oakmont Resort

555 Middle Creek Road

Pigeon Forge, TN 37863

Oasis Club

Avenida Las Palmeras

Urb. Riviera del Sol

Mijas-Costa, Málaga 29647

Spain

Oasis Lanz Club

Av. Punta Jablillo, 7

35509 Costa Teguise

Lanzarote

Canary Islands, Spain

Ocean Beach Club

3401 Atlantic Avenue

Virginia Beach, VA 23451

Ocean Club

1908 North Ocean Boulevard

North Myrtle Beach, SC 29582

Ocean Club on Smuggler’s Beach

329 South Shore Drive

South Yarmouth, MA 02664

Ocean Hotel

Blvd Kukulcan KM 3.5

Zona Hotelera, CP 77500

Quintana Roo, Cancún

Mexico

Ocean Landings Resort & Racquet Club

900 North Atlantic Avenue

Cocoa Beach, FL 32931

Ocean Reef Resort

Bahama Reef Boulevard

P.O. Box 2695

Freeport, Grand Bahama Island

Bahamas

Ocean Towers Beach Club

11211 Front Beach Road

Panama City Beach, FL 32407

Olympic Village Inn

1909 Chamonix Place

Olympic Valley, CA 96146

Options at Macdonald at Forest Hills Hotel and Resort

Forest Hills Hotel

Kinlochard

Aberfoyle by Stirling FK8 3TL

United Kingdom

Options at Macdonald at Plas Talgarth Resort

The Plas Talgarth Estate

Pennal, Nr. Machynlleth

Powys SY20 9JY

United Kingdom

Orange Tree Interval Ownership Resort, The

10601 North 56th Street

Scottsdale, AZ 85254

Outer Banks Beach Club and Outer Banks Beach Club Villas II

Mile Post 9, Virginia Dare Road

Kill Devil Hills, NC 27948

Oyster Bay Beach Resort

Emerald Merit Road 26

Box 239

Philipsburg, St. Maarten

Dutch Caribbean

Pahia at Ka Eo Kai

3970 Wyllie Road

Princeville, Kauai, HI 96722

Palace Ponte di Legno

Via Trento 19

Ponte di Legno (BS) 25056, Italy

Palace Vacation Club — Palace of the Golden Horses

Jalan Kuda Emas

The Mines Resort City

Seri Kembangan 43300, Malaysia

Palace View by Spinnaker

700 Blue Meadows Drive

Branson, MO 65616

Palm Bay Resort

2525 South Atlantic Avenue

Daytona Beach Shores, FL 32118

Palm Canyon Resort and Spa and Monarch Grand Vacations at Palm Canyon Resort and Spa

2800 South Palm Canyon Drive

Palm Springs, CA 92264

Palm Oasis

Albert Einstein s/n, Parcela 34

Urb. Sonnenland

Maspalomas, Gran Canaria

Canary Islands, Spain

Palm Springs Tennis Club

701 West Baristo Road

Palm Springs, CA 92262

Panareti’s Royal Coral Bay Resort

Keratidiou Street

Pegeia Paphros 62479

Cyprus

Paradise Beach Villas

J.E. Yrausquin Boulevard Z/N

Oranjestad

Aruba, Dutch Caribbean

Paradise Point Resort

250 Lakewood Drive

Hollister, MO 65672

Paradise Village Beach Resort & Spa

Paseo de los Cocoteros #001

Nuevo Vallarta, Nayarit, Mexico

Paradise Village Marine Residence

Paseo de los Cocoteros #001

Nuevo Vallarta, Nayarit, Mexico

Park Plaza

2060 Sidewinder Drive

Park City, UT 84060

Park Regency, The

1710 Prospector Avenue

Park City, UT 84060

Parkway International Resort

6200 Safari Trail

Kissimmee, FL 32741

Parque del Sol

Urb. Playa Fañabe

38660 Adeje

Playa de las Américas

Tenerife, Canary Islands

Spain

Paseo del Sol

Paseo Xaman Ha

Manzana 12, Lote 4-5

Playa del Carmen, Quintana Roo

Mexico

Pelican Marina Residences

Billy Folly Road N#37

St. Maarten, Dutch Caribbean

Pelican Resort Club

Pelican Keys

Philipsburg, St. Maarten

Dutch Caribbean

Peninsula Beach Resort

Jalan Pratama, Tanjung Benoa

Bali, Indonesia

Peninsula Island Resort and Spa

340 Padre Boulevard

South Padre Island, TX 78597

Peppertree Atlantic Beach Villas

715 West Fort Macon Road

Atlantic Beach, NC 28512

Peppertree by the Sea

305 South Ocean Boulevard

North Myrtle Beach, SC 29582

Perrenial Vacation Club — Daytona

2525 South Atlantic Avenue

Daytona Beach, FL 32118

Perrenial Vacation Club — Tahoe Village/Eagles Nest

472 Needle Peak Road

Stateline, NV 89449

Pine Lake Resort

Carnforth, Lancashire LA6 1JZ

United Kingdom

Plantation Beach Club at South Seas Plantation

P.O. Box 194

5400 South Seas Plantation Road

Captiva Island, FL 33924

Playa del Sol Costa Sur

Km. 4-456 Carretera Barra Navidad

Puerto Vallarta, Jalisco, Mexico

Playa del Sol Grand

Lot F. Flamingos

Nuevo Vallarta, Nayarit

Mexico

Playa Linda Beach Resort

J.E. Yrausquin Boulevard #87

Oranjestad, Aruba, Dutch Caribbean

Playa Maroma

Km. 52, Carretera Federal

Cancún — Tulum

Quintana Roo, Mexico

Players Club of Hilton Head Island

35 Deallyon Avenue

Hilton Head Island, SC 29928

Plaza Resort and Spa, The

2601 Golf Club Drive

Palm Springs, CA 92264

Polynesian Isles Resort

3045 Polynesian Isles Boulevard

Kissimmee, FL 34746

Pono Kai, The

1250 Kuhio Highway

Kapaa, Kauai, HI 96746

Port Pacific

6-14 Clarence Street

Port Macquarie

New South Wales 2444, Australia

Port Trinitie

State Road 1200

Duck-Corolla Road

Duck, NC 27949

President Hotel

Alexander Road

P.O. Box 1050, Seapoint 8060

Bantry Bay, Capetown 8001

South Africa

Privilège Residenzhotel Hotel Sunstar Arosa

Ferienclub Privilège

Arosa, CH-7050, Switzerland

Privilège Residenzhotel Hotel Sunstar Davos

Ferienclub Privilège

Davos-Platz, CH-7270, Switzerland

Privilège Residenzhotel Hotel Sunstar Flims

Ferienclub Privilège

Flims-Waldhaus, CH-7018

Switzerland

Privilège Residenzhotel Hotel Sunstar Grindelwald

Ferienclub Privilège

Grindelwald, CH-3818, Switzerland

Privilège Residenzhotel Hotel Sunstar Lenzerheide

Ferienclub Privilège

Lenzerheide, CH-7079, Switzerland

Privilège Residenzhotel Hotel Sunstar Wengen

Ferienclub Privilège

Wengen, CH-3823, Switzerland

Pyhäniemi

Kihnio SF-39820, Finland

Quarter House, The

129 Chartres Street

New Orleans, LA 70130

Quijote Inn

Av. Camarón Sábalo s/n

Apartado Postal 934 & 966

Mazatlán, Sinaloa, Mexico

Rancho Banderas Vacation Villas

Km. 8.3 Ctra. Cruz de Huanecaxtle

Punta Mita, Nayarit, Mexico

Reef Ocean Resort, The

3450 Ocean Drive

Vero Beach, FL 32963

Renaissance Aruba Beach Resort and Casino

J.E. Yrausquin Boulevard 9

Oranjestad, Aruba

Dutch Caribbean

Résidence l’Annonciade

RN 98

Port Cogolin 83310, France

Résidence le Cervin

Dumez Immobilier

Plagne Soleil

La Plagne Village 73210

France

Résidence le Grand Bois

La Tania

Courchevel 73120, France

Résidence le Ruitor

Arc 1800

Les Arcs

Bourg St. Maurice 73700

France

Résidence le Trianon

Avenue du Professeur Joliets

Arcachon 33120

France

Résidence les Cottages du Golf

Golf de Saint Laurent

Ploemel, Auray 56400

France

Résidence les Félibriges

93, Rue Georges Clemenceau

Cannes 06400

France

Résidence les Rivages de Rochelongue

Mail de Rochelongue

Cap d’Agde 34300

France

Résidence Marsa Sicla

C.da Torre Samuele

Sampieri, Scicli 97018

Italy

Résidence Mer et Golf

47, Boulevard de la Mer

Anglet 64600

France

Résidence Mer et Golf Le Boucanier

Rue du Belvedere

Vieux Boucau 40480

France

Résidence Pamplemousse

Les Principautes du Casino

Chatelaillon, Charentes Maritimes

France

Résidence Pamplemousse II

Avenue des Pays de Loire

Golf de St. Jean de Monts

St. Jean de Monts 85160

France

Résidence Paris XV

20 Rue Oradour sur Glane

Paris 75015, France

Résidence Pierre et Vacances — Avoriaz

Centre d’accueil d’Avoriaz

Avoriaz 74110, France

Résidence Pierre et Vacances — Belle Plagne

Bellentre

Aime 73210, France

Résidence Pierre et Vacances — Cannes Villa Francia

Avenue A.W. Wemyss

Cannes 061520, France

Résidence Pierre et Vacances — Cap Esterel

Camp Long Par Agay

St. Raphaël 83700, France

Résidence Pierre et Vacances — Le Port du Bourgenay

Talmont St. Hilaire, 85440, France

Résidence Pierre et Vacances — Le Port du Crouesty

Arzon 56640, France

Résidence Pierre et Vacances — Les Coches

Bellentre, Aime 73210, France

Résidence Pierre et Vacances — Les Parcs de Grimaud

Route Nationale 98

Grimaud, France

Résidence Pierre et Vacances — Meribel

Résidence du Mottaret

Le Chatelet

Meribel, Mottaret 73550, France

Résidence Pierre et Vacances — Moliets

Moliets Complex

Rue Bremontier — Moliettes

Messanges 40660, France

Résidence Pierre et Vacances — Résidence Cap d’Ail

Avenue du Général de Gaulle

Cap d’Ail 06320, France

Résidence Pierre et Vacances — Résidence Paris XV

20 Rue Oradour sur Glane

Paris 75015, France

Résidence Pierre et Vacances — Village Cap Coudalère

25 Place Martinique

Port Barcarès 66420

France

Résidence Sokoburu

Boulevard de la Mer

Hendaye 64700

France

Residencial Pousada do Serrano

Rua Angelo Bisol 300

Gramado, Brazil

Residenza Nevesole Folgarida

Via Monti Alti

Folgarida di Dimaro (TN) 38025

Italy

Residenza Torre Rinalda

Litoranea Salentina, CP 152

Lecce — Loc. Torre Rinalda

Lecce 73100

Italy

Residenza Valle Fiorita

Via Annunziata

Rocchetta al Volturno (IS)

Isernia 86070

Italy

Resort at Marina Village Residences, The

6021 Silver King Boulevard

Cape Coral, FL 33914

Resort at Whale Pointe Condominium, The

939 Northwest Highway 101

Depoe Bay, OR 97341

Resort on Cocoa Beach, The

1600 N. Atlantic Avenue

Cocoa Beach, FL 32931

Ridge on Sedona Golf Resort, The

55 Sun Ridge Circle

Sedona, AZ 86351

Ridge Tahoe, The

400 Ridge Club Drive

Stateline, NV 89449

Ridge Top Village at Shawnee

River Road

Shawnee-On-Delaware, PA 18356

Rincón de Los Andes

Juez Del Valle 611

San Martín de los Andes

Neuquén 8370, Argentina

Rincón del Este

Parada 22 — Playa Brava

Punta del Este, Uruguay

Riviera Beach and Spa Resort I & II and Monarch Grand Vacations at Riviera Beach and Spa Resort I & II

34630 Pacific Coast Highway

Capistrano Beach, CA 92624

Riviera Oaks and Monarch Grand Vacations at Riviera Oaks Resort

25382 Pappas Road

Ramona, CA 92065

Rochester Classic

Esmeralda 543

Buenos Aires  C1001ABB

Argentina

Royal Aloha Vacation Club — The Torre Blanca

Majahua #25 Puerto Marqués

Acapulco, Guerrero, Mexico

Royal Aloha Vacation Club — Waikiki

2224 Aloha Drive

Waikiki, Oahu, HI 96815

Royal Caribbean, The

Lote 50, Km. 17

Boulevard Kukulcán

Cancún, Quintana Roo 77500

Mexico

Royal Dunes Resort

8 Wimbledon Court

Hilton Head, SC 29928

Royal Floridian South

51 South Atlantic Avenue

Ormond Beach, FL 32176

Royal Haciendas, The

Lote 002 Manzana 070 Municipio de Solidaridad

Playa del Carmen, Quintana Roo

Mexico

Royal Islander, The

Lote 51, Km. 17

Bulevar Kukulcán

Cancún, Quintana Roo, Mexico

Royal Islander Club La Plage

Maho Bay

St. Maarten, Dutch Caribbean

Royal Mayan, The

Lote 49, Km. 17

Bulevar Kukulcán

Cancún, Quintana Roo, Mexico

Royal Oasis Club at Benal Beach

Ctra. de Cádiz, Km. 221

Benalmadena-Costa

Málaga 29630, Spain

Royal Oasis Club at Pueblo Quinta

Av. Federico García Lorca

Benalmadena-Costa

Málaga 29630, Spain

Royal Palm Beach Resort

Simpson Bay

St. Maarten, Dutch Caribbean

Royal Sands, The

Lote 32, Boulevard Kukulcan

Cancún, Quintana Roo 77500

Mexico

Royal Savoy Resort

Avenida do Infante

Funchal, Madeira 9004-542

Portugal

Royal Sunset Beach Club

Calle Londres No. 6, Playa Fañabe

Costa Adeje, Tenerife 38660

Canary Islands, Spain

Royal Tenerife Country Club

Complejo San Andres, Golf del Sur

San Miguel de Abona

Tenerife 38620

Canary Islands, Spain

Royal Vacation Suites**

99 Convention Center Drive

Las Vegas, NV 89109

Royale Beach and Tennis Club

400 Padre Boulevard

South Padre Island, TX 78597

Sahara Sunset

Avenida Rocio Jurado

Benalmadena-Costa

Málaga 29630, Spain

Samoset Resort

220 Warrenton Street

Rockport, ME 04856

San Clemente Inn

2600 Avenida del Presidente

San Clemente, CA 92672

San Diego Country Estates

25385 Pappas Road

Ramona, CA 92065

San Luis Bay Inn

3254 Avila Beach Drive

Avila Beach, CA 93424

Sands of Kahana Vacation Club

4299 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Sandstone Creek Club

1020 Vail View Drive

Vail, CO 81657

Santa Barbara Golf and Ocean Club

Golf del Sur

San Miguel de Abona

Tenerife 38620

Canary Islands, Spain

Sapphire Beach Club and Resort

Lowlands 147

Cupecoy Beach, St. Maarten

Dutch Caribbean

Schooner Beach and Racquet Club

7100 North Ocean Boulevard

Myrtle Beach, SC 29577

Schooner II Beach and Racquet Club

2108 North Ocean Boulevard

Myrtle Beach, SC 29577

Scottsdale Camelback Resort

6302 East Camelback Road

Scottsdale, AZ 85251

Scottsdale Links Resort

16858 North Perimeter

Scottsdale, AZ 85260

Scottsdale Villa Mirage

7887 E. Princess Boulevard

Scottsdale, AZ 85255

Sea Gardens Beach and Tennis Resort

615 North Ocean Boulevard

Pompano Beach, FL 33062

Sea Mist Resort

141 Great Neck Road South

Mashpee, MA 02649

Sea Scape Beach and Golf Villas

4724 Route 158 By-Pass MM 2.5

Kitty Hawk, NC 27949

Seasons at Clowance Estate and Country Club

Praze-an-Beeble

Camborne, Cornwall TR12 OPT

United Kingdom

Seasons at Club Tahiti

Calle Isla de Lobos 12

35509 Costa Teguise

Lanzarote

Canary Islands, Spain

Seasons at Laugharne Park

Laugharne Park, Laugharne

Dyfed SA33 4SG

United Kingdom

Seawatch at Island Club

85 Folly Road

Hilton Head Island, SC 29928

Sedona Summit

500 Navoti Drive

Sedona, AZ 86336

Sedona Vacation Club at Los Abrigados

160 Portal Lane

Sedona, AZ 86336

Shanghai SunIsland International Club

Shenxiang, Qingpu County

Shanghai 201714, China

Shawnee Ridgetop Village

River Road

Shawnee-On-Delaware, PA 18356

Shawnee River Village II

River Road

Shawnee-On-Delaware, PA 18356

Shenandoah Crossing Resort

10 Shenandoah Crossing Drive

Gordonsville, VA 22942

Sheraton Broadway Plantation

3301 Robert M. Grissom Parkway

Myrtle Beach, SC 29577

Sheraton Desert Oasis

17700 N. Hayden Road

Scottsdale, AZ 85255

Sheraton Mountain Vista

160 West Beaver Creek Boulevard

Avon, CO 81620

Sheraton Vistana Resort

8800 Vistana Centre Drive

Orlando, FL 32821

Sheraton Vistana Villages

12401 International Drive

Orlando, FL 32821

Shore Crest Vacation Villas

4709 South Ocean Boulevard

North Myrtle Beach, SC 29582

Signum Resort Miami Beach

3010 Collins Avenue

Miami Beach, FL 33140

Southcape Resort and Club

950 Falmouth Road

Mashpee, MA 02649

Southwinds Beach & Racquet Club

St. Lawrence Gap

Christ Church

Barbados

Spirit Ridge Vineyard Resort and Spa

1200 Rancher Creek Road

Osoyoos, British Columbia V0H 1V6

Canada

St. Augustine Beach & Tennis Resort

10 Ocean Trace Road

St. Augustine, FL 32080

St. Moritz Apartments

14-18 Brunswick Street

Queenstown, Otago, New Zealand

Stanzamare Coral Comfort

El Corecito

Bavaro, Punta Cana

Dominican Republic

Star Island Resort and Club

5000 Avenue of the Stars

Kissimmee, FL 34746

Stoneridge Condominiums

250 Chatwold

Blanchard, ID 83804

Strand Lakeside Resort

7343 Okanagan Landing Road

Vernon, British Columbia V1H 1G6

Canada

Suites at Fall Creek, The

1 Fall Creek Drive

Branson, MO 65616

Suites at Polo Towers, The

3745 Las Vegas Boulevard South

Las Vegas, NV 89109

Sun Bay Beach Club

4810 Central Avenue

Hot Springs, AR 71913

Sun Bay Lodge

4810 Central Avenue

Hot Springs, AR 71913

Sun Hills Suites

Jounieh Highway

P.O. Box 55398

Beirut, Lebanon

Sundream Vacation Club at Island Village

Avenida Austria, Urb. San Eugenio

Playa de las Americas

Adeje, Tenerife 38660

Canary Islands, Spain

Sunningdale Village

Golf del Sur

San Miguel, Tenerife

Canary Islands

Spain

Sunrise Ridge Resort

1175 Resort Drive

Parksville, British Columbia V9P 2E3

Canada

Sunset Bay Club

c/Antonio Navarro, Torviscas

Adeje, Tenerife 38660

Canary Islands

Spain

Sunset Harbour Club

c/Valencia No. 1

Pueblo Torviscas

Adeje, Tenerife 38660

Canary Islands

Spain

Sunset View Club

Urb. Golf del Sur

San Miguel de Abona

Tenerife 38620

Canary Islands

Spain

Suntide Island Beach Club

850 Ben Franklin Drive

Sarasota, FL 34236

Surfside Resort

134 Menauhant Road

East Falmouth, MA 02536

Surrey Grand Crowne Resort and Country Club, The

430C State Highway 165 South

Branson, MO 65616

Sweetwater Park City Lift Lodge**

1255 Empire Avenue

Park City, UT 84060

Tahiti

5101 West Tropicana Avenue

Las Vegas, NV 89103

Tahiti Village

7200 South Las Vegas Boulevard

Las Vegas, NV 89119

Tahoe Beach and Ski Club

3601 Lake Tahoe Boulevard

South Lake Tahoe, CA 96150

Tahoe Seasons Resort at Heavenly Valley

3901 Saddle Road

South Lake Tahoe, CA 96157

Tamarack Beach Resort

3200 Carlsbad Boulevard

Carlsbad, CA 92008

Tangalooma Island Resort

Moreton Island

Queensland 4004

Australia

Tanglwood Resort

Junction Routes 507 & 6

Hawley, PA 18428

Tenerife Royal Garden

Av. Maritima, s/n

Playa de las Américas

Arona, Tenerife

Canary Islands

Spain

Terrazas al Mar

Av. Costanera entre 1 y 2

Costa del Este

Buenos Aires

Argentina

Thunderbird Resort Club

200 Nichols Boulevard

Sparks, NV 89431

Thurnham Vacation Club at Cromer Country Club

127 Overstrand Road

Cromer, Norfolk NR27 0DJ

United Kingdom

Tiki Village International Resort

River End Cavill Avenue

Surfer’s Paradise, Queensland

Australia

Timberline Lodges (Juniper)

4559 Timberline Crescent

P.O. Box 1316

Fernie, British Columbia VOB 1M6

Canada

Topaz Beach Club

Topaz Hotel

Bugibba

St. Paul’s Bay SPB 03

Malta

Torres Mazatlán

Apdo. Postal 695 — Av. Sábalo

Cerritos, Esq. Lopez Portillo

Mazatlán, Sinaloa

Mexico

Tortuga Beach Club

959 East Gulf Drive

Sanibel Island, FL 33957

Townes at King’s Creek Plantation, The

191 Cottage Cove Lane

Williamsburg, VA 23185

Townhouses at St. Augustine Beach and Tennis Resort, The

3960 A1A South

St. Augustine Beach, FL 32084

Trapp Family Guest Houses

42 Trapp Hill Road

Stowe, VT 05672

Tree Tops Resort of Gatlinburg

290 Sherman Clabo Road

Gatlinburg, TN 37738

Turtle Cay Resort

6th Street and Atlantic Avenue

Virginia Beach, VA 23451

Vacation Internationale — Oasis Villa Resort

4190 East Palm Canyon Drive

Palm Springs, CA 92263

Vacation Internationale — Pines at Sunriver, The

Meadow Road

Sunriver, OR 97707

Vacation Internationale — Sea Village

75-6002 Alii Drive, Suite 10-A

Kailua-Kona, HI 96740

Vacation Internationale — Torres Mazatlán

Apdo. Postal 695

Av. Sábalo Cerritos

Esq. Lopez Portillo

Mazatlán, Sinaloa

Mexico

Vacation Internationale — Vallarta Torre

Apartado Postal 4-22

Paseo de las Garzas

Puerto Vallarta, Jalisco

Mexico

Vacation Village at Bonaventure Phase II

16750 Blatt Boulevard

Fort Lauderdale, FL 33326

Vacation Villas at FantasyWorld

5000 Hart Avenue

Kissimmee, FL 34746

Vacation Villas at Fantasyworld Two

4999 Kyngs Heath Boulevard

Kissimmee, FL 34746

Vail Run Resort

1000 Lionsridge Loop

Vail, CO 81657

Vallarta Torre

Apartado Postal 4-22

Paseo de las Garzas

Puerto Vallarta, Jalisco 00060

Mexico

Varsity Clubs of America — South Bend Chapter and ILX Premiere Vacation Club at Varsity Clubs of America — South Bend Chapter

3800 North Main Street

Mishawaka, IN 46545-3110

Varsity Clubs of America — Tucson Chapter and ILX Premiere Vacation Club at Varsity Clubs of America — Tucson Chapter

3855 East Speedway Boulevard

Tucson, AZ 85716

Vilar do Golf Resort Club

Quinta do Lago

8135 Almancil

Loule, Algarve

Portugal

Villa del Arco

Km. 05 Camino Viejo a San José

Cabo San Lucas 23450-23410

Mexico

Villa del Palmar

Km. 3, Francisco Medina Ascencio

Puerto Vallarta, Jalisco

Mexico

Villa del Palmar-Cabo

Km. 0.5, Camino Viejo a San José

Cabo San Lucas, B.C.S. 23410

Mexico

Villa del Palmar Cancún Luxury Beach Resort & Spa

Carretera Punta Sam, Km. 5.2

Cancún, Quintana Roo 77400

Mexico

Villa del Palmar Flamingos

Paseo Costero Playa Lote E

Flamingos Nayarta

Nuevo Vallarta, Nayarit 63732

Mexico

Villa del Palmar Loreto

Carretera Transpeninsular Km. 83

Ensenada Blanca

Loreto,  B.C.S. 23680

Mexico

Villa Pacífico

Ave. La Marina S/A

Apartado Postal # 263-D

Puerto Vallarta, Jalisco

Mexico

Villa Roma Resort Lodges

340 Villa Roma Road

Callicoon, NY 12723

Villa Sofía Resort and Spa

Ave Pioneros 200

Bariloche, Río Negro R8400RD6

Argentina

Village at Carefree Conference Resort, The

36601 N. Muletrain Road

Carefree, AZ 85377

Village at Loon Mountain

Route 112, Kancamagus Highway

Lincoln, NH 03251

Village at Palmetto Dunes

10 Trent Jones Lane

Hilton Head Island, SC 29928

Villaggio Cala La Luna

c/da Badia

Favignana 91023, Italy

Villaggio Cala Mancina

Via Cala Mancina

San Vito Lo Capo

Trapani, Sicily 91010

Italy

Villaggio Olimpico

Area Duchi

Sestriere, Torino 10058

Italy

Villagio Torre Macauda

Torre Macauda, SS115, Km. 131

Località Macauda

Sciacca (AG), Sicily 92119

Italy

Villas at Fairway, The

Route 209

Bushkill, PA 18324-0221

Villas at Polo Towers, The

3745 Las Vegas Boulevard South

Las Vegas, NV 89109

Villas at the Boardwalk

1601 Atlantic Avenue

Virginia Beach, VA 23451

Villas at Tree Tops, The

Route 209

Bushkill, PA 18324

Villas de Santa Fe

400 Griffin Street

Santa Fe, NM 87501

Villas on the Greens at the Welk Resort

8860 Lawrence Welk Drive

Escondido, CA 92026

Vista Mirage

400 South Hermosa

Palm Springs, CA 92262

Vistana’s Beach Club

10740 S. Ocean Drive

Jensen Beach, FL 34957

Voyager Resort

Cnr. Old Burleigh Road & Elizabeth Avenue

Broadbeach, Queensland

Australia

W.I.V.C. Coral Mar

Pok-ta-pok Avenue

Cancún, Quintana Roo

Mexico

Walton Hall

Walton, Wellesbourne

Warwickshire CV35 9HU

United Kingdom

Wapato Point

1 Wapato Way

P.O. Box 426

Manson, WA 98831

Water’s Edge Resort

1525 Boston Post Road

Westbrook, CT 06498

Waterman Holiday Club

Put Vela Luke 4

Supetar, Brac 21400

Croatia

Waterside Vacation Resort

45 Waterside Drive

Hilton Head Island, SC 29928

Welk Resorts Cabo — Sirena del Mar

Km 4.5 Transpeninsular Highway

Cabo San Lucas, BCS 23410

Mexico

Welk Resorts Desert Oasis

34567 Cathedral Canyon Drive

Cathedral City, CA 92234

Welk Resorts Mountain Villas

8860 Lawrence Welk Drive

Escondido, CA 92026

Wellington, The

551 Thames Street

Newport, RI 02840

Westgate Blue Tree

12007 Cypress Run Road

Orlando, FL 32836

Westgate Branson Lakes at Emerald Pointe Resort

750 Emerald Pointe Drive

Hollister, MO 65672

Westgate Branson Woods

2005 Roark Valley Road

Branson, MO 65616

Westgate Flamingo Bay Club

5625 West Flamingo Road

Las Vegas, NV 89103

Westgate Historic Williamsburg

1324 Richmond Road

Williamsburg, VA 23185

Westgate Lakes Resort

10000 Turkey Lake Road

Orlando, FL 32819

Westgate Miami Beach

16701 Collins Avenue

Miami, FL 33160

Westgate Myrtle Beach

415 South Ocean Boulevard

Myrtle Beach, SC 29577

Westgate Painted Mountain Country Club

6302 E. McKellips Road

Mesa, AZ 85215

Westgate Palace

6145 Carrier Drive

Orlando, FL 32821

Westgate Park City Resort and Spa

4000 Canyons Resort Drive

Park City, UT 84098

Westgate RVS at Orlando

6950 Villa de Costa Drive

Orlando, FL 32821

Westgate Smoky Mountain Resort at Gatlinburg

915 Garden Road

Gatlinburg, TN 37738

Westgate Towers

7600 West Irlo Bronson Memorial Highway

Kissimmee, FL 34747

Westgate Town Center

2770 Old Lake Wilson Road

Kissimmee, FL 34747

Westgate Vacation Villas

2770 Old Lake Wilson Road

Kissimmee, FL 34747

Westin Ka’anapali Ocean Resort North

170 Kai Ala Drive

Lahaina, Maui, HI 96761

Westin Ka’anapali Ocean Resort Villas

6 Kai Ala Drive

Lahaina, Maui, HI 96761

Westin Kierland Villas

15620 N. Clubgate Drive

Scottsdale, AZ 85254

Westin Lagunamar Ocean Resort

Km. 12.5 Blvd. Kukulcán

Zona Hotelera

Cancún, Quintana Roo 77500

Mexico

Westin Mission Hills Resort Villas

71-333 Dinah Shore Drive

Rancho Mirage, CA 92270

Westin Princeville Ocean Resort

3838 Wyllie Road

Princeville, Kauai, HI 96722

Westin Riverfront Mountain Villas

218 Riverfront Lane

Avon, CO 81620

Westin St. John Resort and Villas

Great Cruz Bay

P.O. Box 8339

St. John, U.S. Virgin Islands

Westwood at Split Rock

1 Lake Drive

Lake Harmony, PA 18624

White Sands Beach Club

Arenal d’en Castell

Menorca, Balearic Islands 07730

Spain

White Sands Waikiki

431 Nohonani Street

Honolulu, HI 96815

Wild Wing Golf Village

525 Wild Wing Boulevard

Conway, SC 29526

Williamsburg Plantation

4870 Longhill Road

Williamsburg, VA 23188

Willow Valley Resort

Highway 105

South Bairds Creek Road

Boone, NC 28607

Willowbrook at Lake Harmony

One Lake Drive

Lake Harmony, PA 18624

Windjammer Landing Villa Beach Resort

Labrelotte Bay

P.O. Box 1504

Castries, St. Lucia

Windward Passage Resort

418 Estero Boulevard

Fort Myers Beach, FL 33931

Winners Circle Beach and Tennis Resort

550 Via de la Valle

Solana Beach, CA 92075

Woodford Bridge Country Club

Milton Damerel Nr. Holsworthy

Devon EX22 7LL

United Kingdom

World International Vacation Club — Coral Mar

Pok-ta-pok Avenue

Cancún, Quintana Roo, Mexico

WorldMark Angels Camp

123 Selkirk Ranch Road

Angels Camp, CA 95222

WorldMark Bass Lake

53134 Road #432

Bass Lake, CA 93604

WorldMark Big Bear

240 Starvation Flats Road

Big Bear, CA 92315

WorldMark Birch Bay

4810 Beachcomber Way

Blaine, WA 98230

WorldMark Branson

2794 Fall Creek Road

Branson, MO 65616

WorldMark Canmore-Banff

91 Three Sisters Drive

Canmore, Alberta, T1W 3A1, Canada

WorldMark Clear Lake

3927 East Highway 20

Nice, CA 95464

WorldMark Coral Baja

Km. 29.5, Carretera Transpeninsular

San José del Cabo, B.C.S. 23400

Mexico

WorldMark Depoe Bay

141 Orcas Drive

Depoe Bay, OR 97341

WorldMark Eagle Crest

1522 Cline Falls Highway

Redmond, OR 97756

WorldMark Flynn’s

14 Flynn Street

Port Macquarie 2444

Australia

WorldMark Galena

5129 Long Hollow Point

Galena, IL 61036

WorldMark Gleneden

6593 Gleneden Beach Loop

Gleneden Beach, OR 97388

WorldMark Golden Beach

75 the Esplanade

Caloundra, Queensland 4100

Australia

WorldMark Grand Lake

57020 E. Highway 125

Afton, OK 74331

WorldMark Kihei

2295 South Kihei Road

Kihei, Maui, HI 96753

WorldMark Kirra Beach

Cnr. Coyle and Winston Street

Queensland, Australia

WorldMark Kona

75-5949 Alii Drive

Kona, Hawaii, HI 96740

WorldMark Lake of the Ozarks

4900 Bella Point

Osage Beach, MO 65065

WorldMark Lake Tahoe — I and II

202 Tramay Drive

Stateline, NV 89449

WorldMark Las Vegas

8601 Las Vegas Blvd.

Las Vegas NV 89123

WorldMark Leavenworth

100 Enchantment Park Way

Leavenworth, WA 98826

WorldMark Oceanside Harbor

1301 Carmelo Drive

Oceanside, CA 92054

WorldMark Palm Springs

1177 North Palm Canyon Drive

Palm Springs, CA 92262

WorldMark Pinetop

2000 South WorldMark Drive

Pinetop, AZ 85935

WorldMark Rancho Vistoso

13355 N. Hidden Springs Drive

Oro Valley, AZ 85737

WorldMark Reno

250 N. Arlington

Reno, NV 89505

WorldMark Running Y

5409 Running Y Road

Klamath Falls, OR 97601

WorldMark Seaside

Avenue A and Columbia

Seaside, OR 97138

WorldMark St. George

1157 S. Plantation Drive

St. George, UT 84770

WorldMark Victoria

120 Kingston Street

Victoria, British Columbia V8V 1V4

Canada

WorldMark Windsor

1251 Shilo Road

Windsor, CA 95492

WorldMark Wolf Creek

3618 N. Wolf Creek Drive

Eden, UT 84310

Wyndham Royal Vista

1110 South Ocean Boulevard

Pompano Beach, FL 33062

Wyndham Governor’s Green Williamsburg

4600 Mooretown Road

Williamsburg, VA 23185

Yachtsman Resort, The

1304 North Ocean Boulevard

Myrtle Beach, SC 29577

Ylläs 2

Äkäslompolo 95970

Finland

Yucca Park

Urb. Playa Fañabe s/n

Adeje, Tenerife

Canary Islands

Spain

Zorgvliet Private Residence Club at Protea Hotel King George

King George Drive

King George Park

George 6529

South Africa

Zuana Beach Resort

Barrio Bello Horizonte

Santa Marta, Magdalena

Colombia

RESORTS WITH 21 – 50 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

A Place at the Beach

4525 South Ocean Boulevard

North Myrtle Beach, SC 28582

Acadia Village Resort

50 Resort Way

Ellsworth, ME 04605

Accor Vacation Club at Grand  Mercure Heritage Park Bowral

Heritage Park

9 Kangaloon Road

Bowral, Australia

Accor Vacation Club at Freshwater Point Resort Gold Coast

33 T.E. Peters Drive

Broadbeach Waters

Queensland 4218

Australia

Accor Vacation Club at Grand Mercure Melbourne

321 Flinders Lane

Melbourne, Victoria 3000

Australia

Accor Vacation Club at Grand Mercure Puka Park Resort

Mount Avenue

Coromandel Peninsula

Pauanui Beach, New Zealand

Accor Vacation Club at Novotel Nusa Dua Apartments

Jalan Pantai Mengiat

Nusa Dua, Bali

Accor Vacation Club at Pinnacle Valley Resort

1 Mimosa Drive

Pinnacle Valley, Victoria 3732

Australia

Accor Vacation Club at Grand Mercure Apartments The Vines

Verdelho Drive

Swan Valley

The Vines, West Australia 6069

Australia

Águilas Marina Beach Resort

Hotel Don Juan, Avda. Puerto Deportivo

Urb. Casica Verde

Águilas, Murcia 30880, Spain

Aldea Valle Encantado

Carretera Panamericana, Km. 9

Mérida, Venezuela

Alexandra Resort

Princess Drive

P.O. Box 622

Grace Bay, Turks & Caicos

All Seasons Vacation Resort

13070 Gulf Boulevard

Madeira Beach, FL 33708

Aloha Gardens

Avenida del Golf, Urb. Aloha Golf

Nueva Andalucía

Marbella, Málaga 29660

Spain

Amara Lifetime Resort

165 Tanjong Pagar Road

Singapore 0208, Singapore

Anchorage Resort & Yacht Club

107800 Overseas Highway

Key Largo, FL 33037

Apart Holidays — Swiss Holiday Park

Morschach 6443

Switzerland

Apartur Buenos Aires

Pte. Juan D. Perón 940

Buenos Aires, Argentina

Apartur en El Valle de Las Leñas

Las Leñas

Mendoza 5613, Argentina

Apartur Mountain Club

Villa Catedral

San Carlos de Bariloche, Río Negro

Argentina

Apollo Park at Vail

442 South Frontage Road East

Vail, CO 81658

Apple Valley Resort

428 Club House Drive

Howard, OH 43028

Aspens and Aspen Village, The

1607 North Davis Avenue, Suite 149

McCall, ID 83638

Atlantic Club Campanario de Calahonda

Avda. de Espana, 22

Sitio de Calahonda

Mijas-Costa, Málaga 29650

Spain

Atlantic Garden

Avda. Gran Canaria No. 4

Corralejo, La Oliva

Fuerteventura

Canary Islands 35660, Spain

Atlantic Terrace

3629 South Atlantic Avenue

Daytona Shores, FL 32127

Atlantic View

c/Las Salinas 8, Los Mojones

Puerto del Carmen, Lanzarote

Canary Islands, Spain

Atlantica Princess

Ialyssos Beach

Rhodes 85101, Greece

Avalon Grand All Inclusive Vacation

Km. 11.5 Kukulcán Boulevard

Lote 17.A

Cancún, Quintana Roo

Mexico

Avalon Grand Panama

Via Transistmica, Milla 10

Las Cumbres Panama

Panama City, Panama

Avalon Reef Club

Islote El Yunque

Isla Mujeres 77500, Mexico

Bagaglino — Catturani

Campo Carlo Magno

Madonna di Campiglio (TN) 38084

Italy

Bagaglino — Des Alpes 2

Via Campanil Basso

Madonna di Campiglio (TN) 38084

Italy

Bagaglino — Hotel La Posta

Hotel La Posta & Sport Campiglio

Via Cimatosa 10

Madonna di Campiglio (TN) 38084

Italy

Balboa Club

Avenida Camarón Sábalo S/N

Mazatlán, Sinaloa, 82110

Mexico

Bali Gardenia Resort

Taman Mumbul, Nusa Dua

Bali, Indonesia

Banana Palms Marina and Resort

Av. Reforma 1-50, Zona 9

Edificio El Reformador

1er. Nivel Oficina 106

Río Dulce, Izabal, Guatemala

Banyan Resort, The

323 Whitehead Street

Key West, FL 33040

Barnsdale Country Club

Exton, Nr. Oakham

Rutland, Leicestershire LE15 8AB

United Kingdom

Barrancas del Este — Estacion Bosque

Rincon del Indio, Ruta Interbalneari

Punta del Este, Maldonado, Uruguay

Bay & Beach Club

19508 & 19509 Gulf Boulevard

Indian Shores, FL 33785

Bay Club, The

302 32nd Street

Ocean City, MD 21842

Bay Club of Sandestin

120 Sandestin Boulevard

Destin, FL 32541-4533

Beach Club at Montego Inn, The

1307 South Ocean Boulevard

Myrtle Beach, SC 29577

Beach Club at St. Augustine

2 Ocean Trace Road

St. Augustine, FL 32080

Beach Condominiums, The

8459 Gulf Boulevard

Navarre Beach, FL 32566

Beachside Village

50 Surf Drive

Falmouth, MA 02540

Bear Lake Timeshare

757 Bear Lake Boulevard

Garden City, UT 84028

Bent Creek Golf Village

3919 East Parkway

Gatlinburg, TN 37738

Berkshire by the Sea

126 North Ocean Drive

Delray Beach, FL 33483

Berkshire on the Ocean, The

1775 South Ocean Drive

Delray Beach, FL 33483

Blue Bay Village

P.O. Box 162

Watamu, Kenya

Blue Water Resorts at Guanahani Village

West Bay Street

Nassau, Bahamas

Bluewater Resort and Marina

10 Bluewater Marina Drive

Hilton Head Island, SC 29926

Boardwalk One

First & Boardwalk

Ocean City, MD 21842

Bonita Resort and Club

26101 Hickory Boulevard

Bonita Springs, FL 33923

Borgo de Colleoli

Colleoli, Tuscany

Palaia, Italy

Bosques de Monterreal

Bulevar Antonio L. Rodríquez 840

Pte. Col. San Jerónimo

Monterrey, Coahuila

Nuevo León 64640, Mexico

Boyne Highlands Resort

600 Highlands Drive

Harbor Springs, MI 49740

Boyne Vacation Club at Alpine Village

600 Highlands Drive

Harbor Springs, MI 49740

Boyne Vacation Club at Big Horn

1 Lone Mountain Trail

P.O. Box 160001

Big Sky, MT 59716

Boyne Vacation Club at Mountain Cabins

1 Boyne Mountain Road

P.O. Box 19

Boyne Falls, MI 49713

Boyne Vacation Club at Ross Cottages

600 Highlands Drive

Harbor Springs, MI 49740

Boyne Vacation Club at The Summit at Big Sky

1 Lone Mountain Trail

P.O. Box 160001

Big Sky, MT 59716

Breakers Resort

61 Chase Avenue

Dennisport, MA 02639

Broome Park Golf and Country Club

The Broome Park Estate

Barham, Nr. Canterbury

Kent CT4 6QX

United Kingdom

Burn Park Country Club

Stratton

Bude, Cornwall EX23 8SF

United Kingdom

Burnside Country Club

Kendal Road

Bowness-on-Windermere LA23 3EP

United Kingdom

Cala Blanca

Urb. Costa Taurito

Crta. De Mogan. KM 81.5

Morgan, Gran Canaria 35138

Canary Islands, Spain

Cala Corvino Club II

Viale Aldo Moro 4

Monopoli

Bari 70043, Italy

Cala de Mar

Calle Voltor s/n

Cala Egos, Cala d’Or

Mallorca, Balearic Islands 07660

Spain

Calabogie Peaks Resort

Highway 508, Barret Chute Road

Calabogie, Ontario K0J 1H0

Canada

California Vacation Club — Gaslamp Plaza Suites

520 “E” Street

San Diego, CA 92101

Calini Beach Club

1030 Seaside Drive

Sarasota, FL 34242

Camelot By The Sea

1801 Gulf Way

Pass-A-Grille Beach

St. Pete Beach, FL 33706

Canadian Resorts — Villas del Palmar

Km. 75.5 Carretera Federal 180

Congregación La Vigueta —

Tecolutla, Veracruz

Costa Esmeralda del Golfo 93620

Mexico

Cap Maison

Smugglers Cove Drive

Cap Estate, St. Lucia

Cape Cod Holiday Estates

97 Four Seasons Drive

Mashpee, MA 02649

Cape Winds Resort

657 West Main Street

Hyannis, MA 02601

Capistrano Surfside Inn

34680 Pacific Coast Highway

Capistrano Beach, CA 92624

Capitaine Cook

55 Rue Louis Bougo

Etel 56410, France

Capri Waters Country Club

Melbourne Street

Mulwala, New South Wales 3647

Australia

Captain’s Quarters at Surfside

241 Grand Avenue

Falmouth, MA 02540

Caribbean Beach Club

7600 Estero Boulevard

Fort Myers Beach, FL 33931

Caribe Beach Resort

2669 West Gulf Drive

Sanibel Island, FL 33957

Carolina Club, The

Southwind Drive

Hilton Head, SC 29928

Casa del Lago

Ruta 258, Km. 18

200 Lago Gutiérrez

San Carlos de Bariloche, Río Negro

Argentina

Casa Dorado San Lucas Bay

Hotel Melia San Lucas

El Medano

Cabo San Lucas, B.C.S.

Mexico

Casa Metz

Via Iman 5

Santa Christina in Val Gardena

BZ 39047, Italy

Casablanca

Av. Ezequiel Bustillo Km. 23.5

8409 Llao Llao

San Carlos de Bariloche, Río Negro

Argentina

CasaBlanca Vacation Club

950 West Mesquite Boulevard

Mesquite, NV 89027

Cathedral Ledge

Junction Routes 16/302 and 16A

Intervale, NH 03845

Cerritos Resort

Av. Sábalo Cerritos Entronque

con Carr. Al Habal

Mazatlán, Sinaloa, Mexico

Channel Island Shores

1311 Mandalay Beach Road

Oxnard, CA 93035

Charter Club Resort on Naples Bay

1000 10th Avenue South

Naples, FL 33940

Chateau Dale Resort

322/2 Moo 12, Thuppraya Road

Pattaya City, Chonburi 20260

Thailand

Chateau Orleans

240 Burgundy Street

New Orleans, LA 70112

Chetola Lodge and Conference Center

North Main Street

Blowing Rock, NC 28605

China Worldbest Crown Spa Resort Hainan

1Qiongshan Avenue

Haihou, Hainan 57100, China

Church Street Inn, The

177 Church Street

Charleston, SC 29401

Cispatá Marina Hotel

Bahía Cispatá y Playa Blanca

San Antero, Colombia

Clermont

Paraguay 930

Buenos Aires 1057

Argentina

Clermont Pinamar

Del Cornalito 1271

Pinamar, Buenos Aires

Argentina

Cliffs Club Resort, The

3811 Edward Road

Princeville, Kauai, HI 96722

Clover Ridge

5071 Clover Ridge Road

Panora, IA 50216

Club Ambassador

Calle Granados

Urb. Durazno, La Paz

Puerto de la Cruz, Tenerife

Canary Islands, Spain

Club Asia International — Damai Rainforest Resort

Pantai Damai, Santubong

Kuching, Sarawak 93860, Malaysia

Club Asia International — Royal Mulu Resort

Sungai Melinau, Baram

Miri, Sarawak 98000, Malaysia

Club Azúr

Erkel Ferenc U. 2/c

Siofok, Somogy 8600

Hungary

Club at Cape Cod, The

177 Lower County Road

Dennisport, MA 02639

Club Biodorf Bad Waltersdorf

Bad Waltersdorf

Bad Waltersdorf 8271, Austria

Club Campestre El Carrizal

Carr. Panamericana Km. 19

Panama City, Panama

Club Canaima Playa

Paseo del Mar 30

Palma Nova, Mallorca R-07181

Balearic Islands, Spain

Club Dolmen By The Sea

Islets Promenade

Qawra, Malta

Club Donatello

501 Post Street

San Francisco, CA 94102-1277

Club Elite Vacation at La Fenice Resort

Localita Osseddu

Olbia, Sardinia 07026, Italy

Club El Moro

Carretera Pichilingue

Esq. Monterrey, P.O. Box 357

La Paz, B.C.S. 23000, Mexico

Club El Velero

c/Centurion y Córdoba, 3

Torremolinos, Málaga 29620, Spain

Club Estela Dorada at Gruphotel Club Aldea del Mar

Avda. Roentgen s/n

Torrevieja, Alicante 03180, Spain

Club Estela Dorada at Gruphotel Club Novelty

Calle Berlin, 5

Salou

Tarragona, 43840, Spain

Club Estela Dorada at Gruphotel Club Riviera

Autovia Salou-Reus, 4

Salou (Tarragona) 43840, Spain

Club Estela Dorada at Gruphotel Club Tarter

Apartamento I32

Ransol, Canillo, Andorra

Club Estela Dorada at Ogisaka Garden

Calle Aquari, 3

Alicante, Denia 03700, Spain

Club Flamingo

c/o Flamingo Beach Hotel

Bonaire, Dutch Caribbean

Club Imperial Park

c/Tossal de la Cometa, s/n

Calpe, Alicante, 03710, Spain

Club Intrawest — Tremblant

200 Chemin des Saisons

Mont Tremblant, Québec J0T 1Z0

Canada

Club La Paz

Urb. Jardines de la Paz

Av. Marqués Villaneve del Prado

Puerto de la Cruz, Tenerife

Canary Islands, Spain

Club Louka

Hotel Louka

Oukaimeden, Morocco

Club No. 1 Nice Côte d’Azur

56 Rue St. Philippe

Nice 06000, France

Club Noosa

Noosa Drive

Noosa Heads

Queensland 4567, Australia

Club Orlando

5305 San Antonio Street

Orlando, FL 32809

Club Paso del Rio

Calle Paso do Rio. 16

Montrove (Oleiros)

A Coruña, Galicia 15179

Spain

Club Playa Blanca

Ruta Panamericana Norte

Km. 430, IV Region

Tongoy, Chile

Club Premier Four Seasons — Soleil La Antigua

9 Calle Poniente

La Antigua Guatemala 03001

Guatemala

Club Premier Four Seasons — Soleil Pacífico

Chulamar, Puerto de San José

Escuintla, Guatemala

Club Puerto Atlántico

Carretera General del Sur

Arguineguín, Gran Canaria 35120

Canary Islands, Spain

Club QM at The Ridge Sierra

265 Quaking Aspen

Stateline, NV 89449-2157

Club Quinta del Mar

Boulevard Benito Juarez 22-500

Rosarito Beach, B.C.N., Mexico

Club Regency in Regency Towers

2511 South Ocean Boulevard

Myrtle Beach, SC 29587-4246

Club Royal — King Solomon’s Palace Hotel

Eilat 88000, Israel

Club Royale at Torre Oceano

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647, Spain

Club Sea Oats

2539 South Atlantic Avenue

Daytona Beach Shores, FL 32118

Club Sol Mar del Plata

Bolivar 1002 — Esq. Mendoza

Mar del Plata, Buenos Aires

Argentina

Club Système Vacances at Club Callao Garden

Callao Salvaje

Adeje, Tenerife

Canary Islands, Spain

Club Wandlitzsee-Berlin

Stolzenhagener Chaussee 22-24

Wandlitzsee 16348, Germany

Clube do Mónaco

Rua Gileanes

Cerro Da Lagoa, 8200 Albufeira

Algarve, Portugal

Clubhotel am Kreischberg

Kreischberg Str. 5

St. Georgen ob Murau, 8861

Austria

Colonial Crossings of Williamsburg

200 English Garden Way

Williamsburg, VA 23188

Colonial Acres Resort

114 Standish Way

West Yarmouth, MA 02673

Colonial Village

Los Cardones

Av. Litoral, Playa de las Américas

Arona, Tenerife, Canary Islands, Spain

Commodore Beach Club

13536 Gulf Boulevard

Madeira Beach, FL 33708

Condominio Porto Bello Marina Villas

Bahia de Xcacel Lote 9 MZ 023. Plano 01

Puerto Aventuras, Quintana Roo

Mexico

Corail Royal Marina

Porto Coralto

Tabarka, Tunisia

Coral Costa Resort, Juan Dolio

Juan Dolio Beach

San Pedro de Macoris 066-B

Dominican Republic

Cordial-Hotel Going

Marchstr. 27

Going, Tyrol 6353, Austria

Costa Bonita Condominium & Beach Resort

Calz. Sabalo Cerritos No. 7500

Mazatlán, Sinaloa, Mexico

Costa del Sol Resort

4220 El Mar Drive

Lauderdale-By-The-Sea, FL 33308

Costa Maya Reef Resort

Ambergris Caye

P.O. Box 69

San Pedro Town, Belize

Costa Sal

c/Agonal, 6, Urb. Matagorda

Puerto del Carmen, Lanzarote

Canary Islands, Spain

Costa Sul Beach Resort

Rua Gal Neto, 383 sala 905-Passo

Camboriu, Brazil

Country Club Villas

1550 Fawn Vista Drive

Surfside, SC 29575

Country Vacation Villas (Amador)

Avenida Amador y Avenida Pelicano

Apto Postal 8001

Panama City, 7, Panama

Cranberry Waterfront Suites and Country Club

15 Harbour Street E.

Collingwood, Ontario

Canada L9Y 4T9

Crescent, The

1420 Ocean Drive

Miami Beach, FL 33139

Cristal Palace Hotel

Ciudad de la Paz 2550

Buenos Aires, Argentina

Crown Regency Vacation at Crown Regency Residence

J.P. Cabaguio Avenue

Agdao, Davao City 8000

Philppines

Dames de la Mer

Netsel Marina

231/232 Gunnucek Way

Marmaris 48700, Turkey

Daytona Resort and Club

1200 Ruger Place

Daytona Beach, FL 32118

Delta Grand Okanagan Resort

1310 Water Street

Kelowna, British Columbia V1Y 9P3

Canada

Desert Vacation Villas

250 West Vista Chino

Palm Springs, CA 92262

DeVere at Belton Woods

Belton, Near Grantham

Lincolnshire, NG32 2LN

United Kingdom

DeVere Resort Ownership The Carrick

The Carrick at Cameron House

Lock Lomond, Dunbartonshire

United Kingdom

DeVere Resort Ownership Slaley

Hexham, Northumberland NE47 0BY

United Kingdom

Devoncourt

Douglas Avenue

Exmouth, Devon EX8 2EX

United Kingdom

Discovery Bay Yacht & Racquet Club

141 Orcas Drive

Port Townsend, WA 98368

Dive Inn Resort

34/H, Cliff Om el Seed

Sharm el Sheikh, Egypt

Divi Heritage

Vauxhall, St. James Parish

Barbados, West Indies

Doha Hills

P.O. Box 55398

Sin-El-Etl

Doaht El-Hoss

Beirut, Lebanon

Dolphin Beach Club

3355 South Atlantic Avenue

Daytona Beach Shores, FL 32118

Don Pancho Beach Resort

58-62 Miller Street

Kelly’s Beach, Bundaberg

Queensland 4670, Australia

Dreams La Romana Resort & Spa

Playa de Bayahibe

La Romana, Dominican Republic

Eastwood at Provincetown

324 Bradford Street

Provincetown, MA 02657

Eden Bay Resort

St. George’s Bay

St. Julian’s STJ 07

Malta

Edinburgh Residence

7 Rothebay Terrace

Edinburgh EH3 7RY

United Kingdom

Eduard’s Hotel Suites & Resort

Urbanizacion Alamo

Macuto, Venezuela

Egret Point Vacation Resort

4700 Egret Point Way

Hilton Head Island, SC 29928

Elani Bay

Siviri

Kassandra, Halkidiki, Greece

Emirates Vacation Club at Emirates Grand Hotel

Sheikh Zayed Road

Dubai, United Arab Emirates

Englewood Beach and Yacht Club

1815 Gulf Boulevard

Englewood, FL 34223

Equivest Riverside Suites

218 College Street

San Antonio, TX 78205

Es Pueto

C/Es Canar s/n

A lado Hotel Tres Torres

Santa Eulalia, Ibiza E-07840

Balearic Islands

Spain

Escapes! to the Gulf at Orange Beach

22984 Perdido Beach Boulevard

Orange Beach, AL 36561

Escapes! to Tropical Breeze at Panama City Beach

17001 West Front Beach Road

Panama City Beach, FL 32413

Estancia Apartur Mar del Plata

Frente a la nueva cancha de Mar del Plata Golf Club

Mar del Plata, Buenos Aires

Argentina

Estates of King’s Creek, The

191 Cottage Cove Lane

Williamsburg, VA 23185

Fairmont Estates Condominiums

101 High Country Drive

Anaconda, MT 59711

Fairmont Vacation Villas at Riverview

5240 Riverside Drive

Fairmont Hot Springs

British Columbia V0B 1L0

Canada

Family Clubhotel and Apartments

Daruzug 5/a

Hajduszoboszlo 4200

Hungary

Fantasy Island Resort II

3175 South Atlantic Avenue

Daytona Beach, FL 32118

Farallón

Caviahue Base

Norguin-NE

Neuquén, Argentina

Ferienwelt-Hotel Wikings-Inn

Schwimmbadallee 6

Wingst 21789, Germany

First Cabin Club

1000 McCulloch Boulevard

Lake Havasu City, AZ 86403

Fishermen’s Village Resort Club

1200 West Retta Esplanade, Q-58

Punta Gorda, FL 33950-5339

4 Seasons at Beech Mountain

608 Beech Mountain Parkway

Beech Mountain, NC 28604-8014

Four Seasons Racquet and Country Club

301-10 Carol Road

Lake of the Ozarks, MO 65049

Four Seasons Residence Club Scottsdale

10650 East Crescent Moon Drive

Scottsdale, AZ 85255

Four Winds Beach Resort

2605 Gulf of Mexico Drive

Longboat Key, FL 34228

Freeport Resort & Club

Rum Cay Drive

Freeport, Grand Bahama Island

Bahamas

Freshwater Point Resort Broadbeach

33 T.E. Peters Drive

Broadbeach Waters

Queensland 4218

Australia

Fuente Real Resort

Carrera 7a No 21-61

Tolima, Colombia

Fun and Adventure Club at Erlebnishotel Liebnitzmühle

Liebnitz 38

Raabs an der Thaya 3820

Austria

Fun and Adventure Club at Erlebnishotel Nová Amerika

Zalonov 45

Jaromer 55101, Czech Republic

Gålå Fjellgrend

Gålå Høgfjellshotell Og Hytter

Gålå 2646, Norway

Galaxy Holiday Club

Depiro Street

Sliema SLM 05, Malta

Garden Valley Golf Resort

220 FM Road 1995

Garden Valley, TX 75771

Gardens at West Maui, The

5500 Old Honoapiilani Highway

Kapalua, Maui, 96761, Hawaii

Gold Point Condominiums

1000 County Road 520

Breckenridge, CO 80424

Golden Palms Hotel and Spa

31/32 Golden Palms Avenue

Off Tumkur Road

Bangalore, Kamataka 562 123

India

Grand Beach Vacation Resort

8309 Lake Bryan Beach Boulevard

Orlando, FL 32821

Grand Holiday Club at Atlantic Garden

Avenida Gran Canaria 7

Corralejo, La Oliva

Fuerteventura, Canary Islands 35640

Spain

Grand Hotel Misurina

Via Monte Piana 21

Misurina (BL), Italy

Grand Miramar Resort and Spa

Paseo de los Corales 139

Puerto Vallarta, Jalisco 48390

Mexico

Grand Oasis Marien

Calle Duarte #6

Puerto Plata, Dominican Republic

Grand Oasis Punta Cana Vacation Club

Cabeza de Toro

Punta Cana, Dominican Republic

Grand Regency Resort at Thousand Hills

175 Golf View Drive

Branson, MO 65616

Greenhouse — Villas, The

Route 209

Bushkill, PA 18324

Gruphotel Club Aldea del Mar

Av. Roentgen S/N

Torrevieja, Alicante 03180

Spain

Gruphotel Club Riviera

Av. Salou-Reus, 4

Salou, Tarragona E-43840

Spain

Gruphotel Club Tarter

Apartamento I32

Ransol, Canillo, Andorra

Gulf Tides of Longboat Key

3008 Gulf of Mexico Drive

Longboat Key, FL 34228

Hammocks, The

60 Earl of Craven

Bald Head Island, NC 28461

Harbor Landing Condominiums

4 Beach Road Extension

Vineyard Haven, MA 02568

Harbor Ridge

Freeman Ridge Road

Southwest Harbor, ME 04679

Harbour Beach Resort

701 South Atlantic Boulevard

Daytona Beach, FL 32118

Harbour Town Yacht Club

149 Lighthouse Road

Hilton Head Island, SC 29938

Hawaiian Princess at Makaha Beach

84-1021 Lahilahi Street

Makaha, Oahu, HI 96792

Hawks Nest, The

One Kyle Way South

Marathon, FL 33050

Heidelberg Inn

85 Boulder Drive — Lakeview

June Lake, CA 93529

Hever Golf and Country Club Hotel

Hever Road

Hever, Kent TN8 7NP

United Kingdom

Hideaway Sands Resort

3804 Gulf Boulevard

St. Petersburg, FL 33706

Holiday Club Fured

Tancsics M. u 18

Balatonfuered 8230

Hungary

Holiday Club Pyhä

Pyhätunturi 98530, Finland

Holiday Club Ruka

689 Pulkajarvi

Kuusamo 93999, Finland

Holiday Owners Club at Devoncourt

Douglas Avenue

Exmouth, Devon EX8 2EX

United Kingdom

Holiday Owners Club at Hever Golf & C.C. Hotel

Hever Road

Hever, Kent TN8 7NP

United Kingdom

Holiday Owners Club at Long Beach Resort and Club

P.O. Box 86, Famagusta Kibris

Mersin 10, North Cyprus

Holiday Park Resort

S1, 415 Commonwealth Road

Winfield, British Columbia V4V 1P4

Canada

Hollywood Beach Hotel

101 North Ocean Drive

Hollywood, FL 33019

Hono Koa Vacation Club

3801 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Horizon Touristic Resort

Red Sea

Hurghada, Egypt

Horse Country Resort Congress and Spa

Strada a Mare 24, No. 27

Arborea, Sardinia 09092, Italy

Hostería del Cerro

Villa Cerro Catedral

San Carlos de Bariloche

Río Negro 8400, Argentina

Hostería del Lago

Ave. Ezequiel Bustillo Km. 7.8

Box 8.400

San Carlos de Bariloche

Río Negro 8400, Argentina

Hotel Aguamarina

Lote No. 5

Higuerote, Miranda, Venezuela

Hotel Breckenridge at Marriott’s Mountain Valley Lodge

655 Columbine Road

Breckenridge, CO 80424

Hotel de Aventura Centro Convenciones Madaura

Km. 59 Via Melgar

Chinauta, Cundinamarca, Colombia

Hotel De L’Eau Vive

315 Tchoupitoulas Street

New Orleans, LA 70130

Hotel El Castellano

Calle 57 #513X 63 and 64

Mérida, Yucatán 97000, Mexico

Hotel La Pedregosa

Final Av. Panamericana

Urb. La Pedregosa

Mérida, Venezuela

Hotel Las Naciones Suites & Tower

Av. Corrientes 818

Buenos Aires, Argentina

Hotel Mansión Tarahumara

Domicilio Conocido Areponapuchic

Barrancas del Cobre, Chihuahua

Mexico

Hotel Puerta del Mar

Paseo de las Gaviotas

Esq. Agua de Correa

Ixtapa, Zihuatanejo

Guerrero 40880, Mexico

Hotel Internacional Quirinale

Av. H. Quiros y Noailles

Colón, Entre Ríos, Argentina

Hotel Serena Beach Club

Punici Street

Xlendi, Island of Gozo VCT 115

Malta

Hotel Tamarindo Costa Real

Playa Tamarindo

Santa Cruz, Guanacaste, Costa Rica

Hôtel Vacances Tremblant

330 Route 117

St. Jovite, Québec, Canada J0T 2H0

Hotelcal — Hotel Apartamentos Calypsso I

Malecon Balneario de Salinas

Salinas, Ecuador

Huka Village Estate

Huka Falls Road

Taupo, New Zealand

Hyatt Sunset Harbor Resort

Front Street at Truman Annex

Key West, FL 33040

Illetas Club Playa — Bougainvilla

Paseo Illetas 62

Illetas, Mallorca

Balearic Islands E-07015

Spain

ILX Premiere Vacation Club — Carriage House, The

105 East Harmon Avenue

Las Vegas, NV 89109

ILX Premiere Vacation Club at Golden Eagle Resort

300 Riverside Drive

Estes Park, CO 80517

ILX Premiere Vacation Club — Sea of Cortez Beach Club

Paseo Mar Bermejo 4, Los Algodones

San Carlos, Nuevo Guaymas

Sonora, Mexico

Indian Peaks

817 Cramner Avenue

Fraser, CO 80482

Inn at the Opera

333 Fulton Street

San Francisco, CA 94102

Inn at Silver Lakes, The

14818 Clubhouse Drive

Helendale, CA 92342

InnSeason Captain’s Quarters

241 Grand Avenue

Falmouth, MA 02540

InnSeason Resorts — South Mountain

Route 112 — Main Street

Lincoln, NH 03251

Inlet Sports Lodge

4600 Hwy. 17 Business

Murrells Inlet, SC 29576

Inverness at Walden — Phase II

13151 A Walden Road, #243

Montgomery, TX 77356

Jackson Hole Racquet Club Resort

Star Route #363-B

Jackson Hole, WY 83001

Jackson Hole Towncenter

320 West Broadway

Jackson Hole, WY 83001

Jamaican on the Gulf

11660 Gulf Boulevard

Treasure Island, FL 33706

Jambo Vacation Club at Club Residence Capopiccolo

Localita Capopiccolo

Crotone, Isola di Capo Rizzuto 88076

Italy

Ka’anapali Beach Club

104 Kaanapali Shores Place

Lahaina, Maui, HI 96761

Kahana Villa Vacation Club

4242 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Kahlua Beach Club

4950 Estero Boulevard

Fort Myers Beach, FL 33931

Kala Point Village and Resorts West Vacation Club at Kala Point

20 Village Drive

Port Townsend, WA 98368

Kamaole Beach Club

2381 South Kihei Road

Kihei, Maui, HI 96753

Kenmore Club, The

Kenmore, Perthshire PH15 2HH

United Kingdom

Kimball, The

150 North Main Street

Salt Lake City, UT 84103

Kingfisher Club

Benal Beach

Ctra. de Cádiz, Km. 221

Benalmadena-Costa, Málaga 29630

Spain

Kingfisher Inn

100 N. Waccamaw Drive

Garden City Beach, SC 29223

Kololi Beach Club

Ker Serign Kombo North

P.M.B. 241

Serrekunda, Gambia

Kona Reef

75-5888 Alii Drive

Kailua-Kona, Hawaii, HI 96740

Kuleana Club, The

3959 L. Honoapiilani

P.O. Box 45

Lahaina, Maui, HI 96767

Kulta-Katti

Suojarventie 2

Vuokatti 88610, Finland

La Orquidea Heights

c/d Jose Orbaneja s/n

Sitio de Calahonda

Mijas-Costa, Málaga 29650, Spain

La Quinta at La Manga

La Manga Club, Los Belones

Cartagena, Murcia 30385, Spain

La Renaissance

190 Kentucky Avenue

Atlantic City, NJ 08404

Lagamar Resort

Av. Das Palmeiras, 444

Varginha, Minas Gerais, Brazil

Lago Vista at Buenaventura Lakes

180 Royal Palm Drive

Kissimmee, FL 34743

Lagonita Lodge

183 Lagonita Lane

Big Bear Lake, CA 92315

Laguna Shores

419 North Coast Highway

Laguna Beach, CA 92651

Laguna Suites Golf and Spa

Paseo Pok Ta Pok num 3

Zona Hotelera

Cancún, Quintana Roo, Mexico

Laguna Surf

611 South Coast Highway

Laguna Beach, CA 92651

Lake Arrowhead Chalets

199 Rockledge Lane

Kuffel Canyon and Highway 173

Lake Arrowhead, CA 92352

Lake Forest Resort and Club

1531 Golf View Drive

Eagle River, WI 54521

Lake Placid Club Lodges

30 Lake Placid Club Way

Lake Placid, NY 12946

Lakeland Village, The

Newby Bridge, Ulverston

Cumbria LA12 8PX

United Kingdom

Lakeside Terrace in the Vail Valley

340 Benchmark Road

Avon, CO 81620

Lakeside Villas

9600 Regent Parkway

Fort Mill, SC 29715

Lakeside Villas, The

96 Lake Terrace

Taupo, New Zealand

Lapinniemi

Lapinniemenranta 12

Tampere 33180, Finland

Las Torres Gemelas

Costera Miguel Aleman #1230

Acapulco, Mexico

Laurel Point Condominiums

805 Ski Mountain Road

Gatlinburg, TN 37738

Lawai Beach Resort — Coral Building

5017 Lawai Road

Koloa, Kauai, HI 96756

Le Manoir des Deux Amants

Dep. 19, 40 Route d’Amfreville

Connelles, Sous Les Monts 27430

France

Le Mirage

San Francisco de Asís s/n

Villa Carlos Paz, Córdoba, Argentina

Le Nautile

Port Camargue

Le Grau du Roi 30240, France

Le Relais du Plessis

2 Rue Clement Ader

Plessis-Trevise, France

Le Ville del Lido

Via Lungomare Marconi

Lido di Venezia (VE) 30126, Italy

Le Ville del Magara

Croce di Magara

Spezzano Piccolo (CS) 87052, Italy

Legend Hotel — Kuala Lumpur, The

100, Jalan Putra

Kuala Lumpur 50350, Malaysia

Legend Resort — Cherating, The

Lot 1290 Mukim Sungai

Karang, Cherating

Kuantan, Pahang, 20680, Malaysia

Les Terrasses de Saint Honorat

Miramar — RN 98

Theoule Sur Mer 06590, France

Lifetime in Hawaii

2240 Kuhio Avenue, #2214

Honolulu, Oahu, HI 96815

Lifetime Vacation Club at Miraflores

Urb. Miraflores

Apt. de Correo 85 La Cala de Mijas

Mijas-Costa, Málaga 29647, Spain

Lighthouse Resort and Club

210 Periwinkle Way

Sanibel Island, FL 33957

Lindo Mar Adventure Club

Km. 2.5, Ctra. Barra de Navidad

Puerto Vallarta, Jalisco, Mexico

Lion’s Gate Pines Lodge

55 North Lion’s Gate Drive

Winter Park, CO 80482

Little Sweden

8984 Highway 42

Fish Creek, WI 54212

Lloyd’s Club

Av. de los Holandeses, s/n

La Mata — Torrevieja

Alicante 03180, Spain

Lodge at Lake Tahoe, The

3840 Pioneer Trail

South Lake Tahoe, CA 96150

Lodges at Cresthaven

3210 Lake Shore Drive

Lake George, NY 12845

Lodges at Timber Ridge Welk Resorts Branson, The

1984 Highway 165

Branson, MO 65616

Loma Bonita

Paseo de los Yaquis y

Avenida de los Series S/N

Country Club San Carlos

Sonora, Mexico

LomaSirmakka

Tuulentie 5

Nurmes 75500, Finland

Los Pájaros

Calle del Tuyu 919

Pinamar, Buenos Aires, Argentina

Los Tajibos Vacation Club

Av. San Martin No. 455

Santa Cruz 2966, Bolivia

Macdonald Elmers Court Resort and Country Club II

South Baddesley Road

Lymington, Hampshire SO41 5ZB

United Kingdom

Manhattan Club Penthouse Suites, The

200 West 56th Street

New York City, NY 10019

Marbella Suites

Carretera Transpeninsular, Km. 3

Fracc El Tezal, Lote 20

Cabo San Lucas, B.C.S. 23450

Mexico

Marina Club

North Beach

Eilat 88141, Israel

Marina Palace

Av. Delfim Moreira, 630

Rio de Janeiro 22441, Brazil

Marina Village at Snug Harbor

645 San Carlos Boulevard

Fort Myers Beach, FL 33932-2430

Marine Terrace

1018 North Atlantic Avenue

Daytona Beach, FL 32118

Mariner’s Boathouse & Beach Resort

7630 Estero Boulevard

Fort Myers Beach, FL 33931

Mariner’s Point Beach Club

425 Grand Avenue

Falmouth, MA 02540

Marriott’s Harbour Club at Harbour Town

144 Lighthouse Road

Hilton Head Island, SC 29938

Marriott’s Heritage Club

18 Lighthouse Lane

Hilton Head Island, SC 29938

Marriott’s Imperial Palms Villas

8404 Vacation Way

Orlando, FL 32821

Marriott’s Sunset Pointe at Shelter Cove

4 Shelter Cove Lane

Hilton Head Island, SC 29928

Matecumbe Resort

76261 Overseas Highway

Islamorada, FL 33036

Maui Beach Vacation Club

515 South Kihei Road

Kihei, Maui, HI 96753

Maui Sunset Timeshare

1032 S Kihei Road

Kihei, Maui, HI 96753

Métropole Opéra

2 Rue de Gramont

Paris 75002, France

Misiones del Cabo Vacation Club

Km. 5.5 Ctra. Transpeninsular

Cabo San Lucas, B.C.S., Mexico

Mittersill Alpine Resort

193 Mittersill Road

Franconia, NH 03580

Monarch Grand Vacations — Tahoe Seasons

3901 Saddle Road

South Lake Tahoe, CA 96150

Morro Mar Vacation Club

c/Mato, Matagordo No. 7

Puerto del Carmen, Lanzarote 35510

Canary Islands, Spain

Mountain Club at Kirkwood, The

Kirkwood Meadows Drive

Kirkwood, CA 95646

Mountain Meadows Resort

2813 Rolling Hills Drive

Pigeon Forge, TN 37863

Mountainside Lodge

4417 Sundial Place

Whistler

British Columbia V0N 1B4

Canada

Multigestion — Domaine de Garlande

Quartier des Canissons

Cavalaire 83240, France

Multigestion — Les Terrasses de Théoule

19, Boulevard de l’Esterel

Théoule 06590, France

Native Sun, The

1950 South Ocean Boulevard

Pompano Beach, FL 33062

Nautical Mile Resort & Condominiums, The

1072 Post Road

Wells, ME 04090

Nautical Watch Beach Resort

3420 Gulf Boulevard

Belleair Beach, FL 33786

Nautilus Residences White Sands Golf and Beach Resort

Bavaro, La Altagracia

Dominican Republic

Neptune, The

2310 Estero Boulevard

Fort Myers Beach, FL 33931

Neptune Vacation Club

Connecticut Avenue

Block Island, RI 02807

Newport Bay Club & Hotel

337 Americas Cup Avenue at Thames Street

Newport, RI 02840

Nob Hill Inn

1000 Pine Street

San Francisco, CA 94109

Nordvind Resort

12700 Gulf Boulevard

Treasure Island, FL 33706

NorthBay at Lake Arrowhead

27400 Sugar Pine Drive

Lake Arrowhead, CA 92352

Northslope at Shawnee Mountain

River and Hollow Roads

P.O. Box 93

Shawnee-On-Delaware, PA 18356

Northstar Lodge, a Hyatt Residence, The

970 Northstar Drive

Truckee, CA 96161

Northstar Mountain Village

1351 Gerry Sorenson Way

Kimberley, British Columbia, V1A 2Y9

Canada

Northwoods Club of Lake Placid

122 Main Street

Lake Placid, NY 12946

Oasis Hamaca

Calle Duarte, Boca Chica

Santo Domingo, Dominican Republic

Ocean Club at Atlantic Inn, The

8 Crandall Avenue

Misquamicut, RI 02891

Ocean Club at Ramla Bay

Ramla Bay Resort

Ramla TAL-BIR

Marfa MLH 02, Malta

Ocean Gate Resort

4730 A1A South

St. Augustine, FL 32084

Ocean High

503 32nd Street

Ocean City, MD 21842

Ocean Park Vacation Club

Rua Simplicio dos Passos Gouveia

29 Ocean Park Promenade

Funchal, Madeira 9000-100, Portugal

Ocean View at Island Club

85 Folly Field Road

Hilton Head, SC 29928

Ocean Villas

7509 North Ocean Boulevard

Myrtle Beach, SC 29577

Oceancliff I & II

Ridge Road

Newport, RI 02840

Oceanique

2105 Highway A1A

Indian Harbour Beach, FL 32937

Old Bahama Bay Resort at Ginn Sur Mer

Bayshore Drive

West End, Grand Bahama Island

Bahamas

Omni Cancún Hotel and Villas

Blvd. Kukulcán L48, Hotel Zone

Cancún, Quintana Roo 77500

Mexico

Open Sud Aparthotel

Golf de la Côte d’Argent

Moliets 40660, France

Options by Macdonald at Dalfaber Resort Chalets

Dalfaber Estate

Aviemore

Inverness, Scotland PH22 1ST

United Kingdom

Options by MacDonald at Elmers Court Country Club & Resort

South Baddesley Road

Lymington, SO41 5ZB

United Kingdom

Options by Macdonald at Elmers Court Country Club II

South Baddesley Road

Lymington, Hampshire SO41 5ZB

United Kingdom

Options by Macdonald at Loch Rannoch Hotel and Resort

Loch Rannoch Estate

Kinloch Rannoch

Perthshire, Scotland PH 16 5PS

United Kingdom

Options by Macdonald at Lochanhully Resort

Carrbridge

Inverness-shire, Scotland PH23 3NA

United Kingdom

Orient Touristic Development

El Hadaba El Ganoubeya

Hurghada 4342, Egypt

Orlando Breezes Resort Club

12727 U.S. Highway 27 North

Davenport, FL 33897

Orofino by Straight Creek

390 Straight Creek Drive

Dillon, CO 80435

Outrigger Beach Club

215 South Atlantic Avenue

Ormond Beach, FL 32176

Owners Resorts & Exchange at St. George — Villas at Southgate

280 West 2025 South Circle

St. George, UT 84770

Pacific Palms

2 Lakeside Crescent

New South Wales 2428, Australia

Palace View South

700 Blue Meadows Drive

Branson, MO 65616

Palm Beach Resort and Beach Club

3031 South Ocean Boulevard

Palm Beach, FL 33480

Palm Springs Marquis Villas

140 S. Calle Encilia

Palm Springs, CA 92262

Palma Real Hotel and Villas

Marina de Juluapan

Manzanillo, Colima, Mexico

Panama City Resort and Club

16709 Front Beach Road

Panama City, FL 32413

Papakea

3543 Lower Honoapiilani

Lahaina, Maui, HI 96761

Paradise Holiday Resort

Rua dos Pardais 250 H

Bombinhas, Santa Caterina, Brazil

Paradise Island Beach Club

Ocean Ridge Drive

Nassau, Bahamas

Park Plaza at Beaver Creek

46 Avondale Lane

Beaver Creek, CO 81620

Pend Oreille Shores Resort

1250 Highway 200

Hope, ID 83836

Peninsular Club at La Manga Club

Los Belones, Cartagena

Murcia 30385, Spain

Peppertree — Fontana Village

Highway NC 28

Fontana Dam, NC 28733

Peppertree — Maggie Valley

265 Moody Farm Road

Maggie Valley, NC 28751

Peppertree at Thousand Hills

2800 Green Mountain Drive

Branson, MO 65616

Peregrine Townhomes at San Luis Pass

10202 Bluewater Highway

Freeport, TX 77541

Perennial Vacation Club — Bandera

1775 River Ranch Road

Bandera, TX 78003

Petit Crest Villas

90 Steve Tate Highway

Marble Hill, GA 30148

Pinares del Mar

Calle Mar del Plata

Entre Calles 42 y 43

Mar Azul, Villa Gesell

Buenos Aires 7165, Argentina

Pirayú

Av. Tres Fronteras 550

Puerto Iguazú, Misiones, Argentina

Plantation Beach Club at Indian River Plantation

329 Northeast Tradewind Lane

Stuart, FL 34996

Plantation Village Beach Resort

West Bay Road

Grand Cayman, Cayman Islands

Playa del Sol Costa Sur (North Tower)

Km. 4-456 Carretera, Barra Navidad

Puerto Vallarta, Jalisco, Mexico

Plaza Resort at Palmas del Mar

235 Harbour Drive

Palmas del Mar

Humacao 00791, Puerto Rico

Pointe on the Bay, The

23rd Street and Coastal Way

Ocean City, MD 21842

Polus Palace Thermal Golf Club Hotel

Kadar u. 49

Goed 2132, Hungary

Ponds at Foxhollow, The

Route 7

Lenox, MA 02140

Port d’Albret Le Boucanier

Rue du Belvedere

Vieux Boucau 40480, France

Poste Montane at Beaver Creek

76 Avondale Lake

Beaver Creek, CO 81620

Pousada do Portal de Paraty

Av. Beira Rio, 100

Paraty, Rio de Janeiro 23970-000

Brazil

Powder Ridge Village Resort

6172 North Powder Ridge Road

Eden, UT 84310

Powell Place

730 Powell Street

San Francisco, CA 94108

Premiere Vacation Club — Sea of Cortez Beach Club

Paseo Mar Bermejo 4, Los Algodones

San Carlos, Nuevo Guaymas

Sonora, Mexico

Prospect Reef Resort Vacation Club

Slaney Hill

Road Town, Tortola

British Virgin Islands

Pueblo Caribe International Beach Resort

Playa El Tirano1

El Tirano, Isla Margarita, Venezuela

Pueblo Laguna Vera

Apartado de correos 164

Las Marinas

Vera, Almería 04620, Spain

Pueblo Vista Alegre

Urb. Vista Alegre — Es Cubells

San José, Ibiza 07830

Balearic Islands, Spain

Puerto Bunge Apart Hotel

Av. Bunge y Marco Polo

Pinamar, Buenos Aires

Argentina

Puerto Encantado

Av. 2 y esquina Paseo 147

Villa Gesell

Buenos Aires, Argentina

Quadna Mountain Resort

100 Quadna Road

Hill City, MN 55748

Radisson Resort Palm Meadows

Palm Meadows Drive, Carrara

P.O. Box 728, Robina

Gold Coast, Queensland 4226

Australia

Ramada Grand Caymanian Resort

SafeHaven

P.O. Box 30610

Crystal Harbor, Grand Cayman

Cayman Islands

Ramada Resort Mazatlan

Avenida Playa Gaviotas 100

Zona Dorada

Mazatlan, Sinaloa  82110

Mexico

Rangeley Lake Resort

Cottage Avenue

Rangeley, ME 04970

Red Wolf Lodge at Squaw Valley

2000 Squaw Loop Road

Olympic Valley, CA 96146

Redington Ambassador

16900 Gulf Boulevard

North Redington Beach, FL 33708

Reef at Marathon, The

6800 Overseas Highway

Marathon, FL 33050

Reef Resort, The

Queen’s Highway, Collier’s Bay

East End, Grand Cayman

Cayman Islands

Reemyvera Resort & Marina

Hurghada — Red Sea

Hurghada, Egypt

Regency Palms

Monte Paraíso

Urbanización Calahonda

Mijas-Costa, Málaga, Spain

Regency Villas at Broome Park

The Broome Park Estate

Barham, Canterbury, Kent CT4 6QX

United Kingdom

Residence Club Seaside

100 South Promenade

Seaside, OR 97138

Résidence des Pins Bleus

Avenue de Cannes

Juan Les Pins 06600, France

Résidence le Diamant

Villard de Lans 38250, France

Residence Liscia di Vacca

Liscia di Vacca

Porto Cervo, Sassari

Sardinia 07020, Italy

Residence Narjess

Avenue Moncef Bey

Hammamet 8050, Tunisia

Résidence Yasmine Plaza

Yasmine Hammamet

Hammamet, 8050, Tunisia

Residencial Itapema Vacation Club

Av. Governador Celso Ramos, 700

Itapema, Brazil

Residencial Sajo

Rua Claudio Manoel da Costa s/n

São Paulo, Brazil

Residencial Vale Dourado

Rua dos Carvalhos, 100 — Planalto

Gramado 95670, Brazil

Resort Sixty-Six

6600 Gulf Drive

Holmes Beach, FL 34217

Ridge Crest, The

415 Tramway Drive

Stateline, NV 89449

Ridge Pointe Resort, The

455 Tramway Drive

Stateline, NV 89449

Ridge Sierra, The

265 Quaking Aspen

Stateline, NV 89449-2157

Ridge View, The

311 Tramway Drive

Stateline, NV 89449

River Club, The

550 West Depot Avenue

Telluride, CO 81435

Riviera Beach and Spa Resort I & II and Monarch Grand Vacations at Riviera Beach and Spa Resort

34630 Pacific Coast Highway

Capistrano Beach, CA 92624

Riviera Shores Resort and Monarch Grand Vacations at Riviera Shores Resort

34642 Pacific Coast Highway

Capistrano Beach, CA 92624

Royal Aloha Vacation Club at Lake Tahoe

317 Quaking Aspen Lane

Stateline, NV 89449

Royal Club at the Palm-Jumeirah

Palm Beach Island

P.O. Box 1777

Dubai, United Arab Emirates

Royal Club at Bonnington Tower

Jumeirah Lakes Towers

Dubai

United Arab Emirates

Royal Club Hotel

Fö utca 92

Visegrad 2025

Hungary

Royal Palm Club at the Aruba Grand

J.E. Yrausquin Boulevard #79

Oranjestad, Aruba, Dutch Caribbean

Royal Palms

Simpson Bay

Simpson Bay, St. Maarten

Netherlands Antilles

Royal Regency

69 Rue de France

Vincennes 94300, France

Royal Sea Aquarium Resort, The

Bapor Kibra S/N

P.O. Box 3102

Willemstad, Curaçao

Dutch Caribbean

San Clemente Cove Resort

104 South Alameda Lane

San Clemente, CA 92672

San Luis Bay

3254 Avila Beach Boulevard

Avila Beach, CA 93424

Sand Pebble Resort

12300 Gulf Boulevard

Treasure Island, FL 33706

Sandcastle Cove

1141 Broad Creek Road

New Bern, NC 28560

Sandcastle Village II

Lakeview Drive

1141 Broad Creek Road

New Bern, NC 28560

Sands Vacation Resort

2040 Mesquite Avenue

Lake Havasu City, AZ 86403

Sandy Point Beach Resort

41 Labrador Street

Labrador, Queensland 4215, Australia

Sanibel Beach Club I

626 Nerita Street

Sanibel Island, FL 33957

Sanibel Beach Club II

205 Periwinkle Way

Sanibel Island, FL 33957

Sanibel Cottages

2341 West Gulf Drive

Sanibel Island, FL 33957

Scottsdale Resort Club

8235 East Indian Bend Road

Scottsdale, AZ 85250

Sea Club V Beach Resort

6744 Sarasea Circle

Sarasota, FL 34242

Sea Mountain

95-789 Ninole Loop Road

Punalu’u, Hawaii, HI 96777

Sea Oats Beach Club

1720 Gulf Boulevard

Englewood, FL 34223

Sea Shells

Diamond Beach Road

Hallidays Point

Via Taree, New South Wales 2430

Australia

Seagull Beach Club Resort

4440 Ocean Beach Boulevard

Cocoa Beach, FL 32931

Seaside Beach Club

501 Briny Avenue

Pompano Beach, FL 33062

Seasons at Alto Club

Quinta do Alto do Poco

Alvor

Portimao, Algarve 8500-906

Portugal

Seasons at Brunston Castle

Brunston Avenue

Dailly, Ayrshire KA26 9RH

United Kingdom

Seasons at Burn Park Country Club

Stratton

Bude, Cornwall EX23 8SF

United Kingdom

Seasons at Forest Hills

Urb. Forest Hills (Los Altos)

Ctra. De Cádiz. Km. 159

Estepona, Málaga 29680

Spain

Seasons at Whitbarrow Village

Berrier, Penrith

Cumbria CA11 OXB

United Kingdom

Seasons Resort, The

5736 S. Texas Avenue

Orlando, FL 32839

Seawatch Inn at the Landing

215 Atlantic Avenue

Garden City Beach, SC 29576

Seawatch On-The-Beach

6550 Estero Boulevard

Fort Myers Beach, FL 33931

Sedona Springs Resort

55 Northview Road

Sedona, AZ 86336

7 Mile Beach Resort

West Bay Road

Georgetown, Grand Cayman

Cayman Islands

Shadow Ridge

50 Shadow Ridge Drive

Park City, UT 84060

Shawnee Depuy Village

River Road

Shawnee-On-Delaware, PA 18356

Shawnee Depuy Village — Phase II

River Road

Shawnee-On-Delaware, PA 18356

Shawnee Fairway Village

River Road

Shawnee-On-Delaware, PA 18356

Shawnee Ridge Top Summit

River Road

Shawnee-On-Delaware, PA 18356

Shawnee River Village I

River Road

Shawnee-On-Delaware, PA 18356

Shearwater Resort

Port Sorell (via Devonport)

Tasmania 7307, Australia

Shell Island Beach Club

255 Periwinkle Way

Sanibel Island, FL 33957

Sheraton PGA Vacation Resort

8702 Champions Way

Port St. Lucie, FL 34986

Shores at Lake Travis, The

1917 American Drive

Lago Vista, TX 78645

Sinai Stars Resort

Ramada Plaza Ras Sudr

South Sinai, Ras Sudr

Egypt

Skiers Edge Lodge**

4192 S. Highway 9

Breckenridge, CO 80424

Smoketree Lodge

11914 Highway 105 South

Banner Elk, NC 28604

Snow Lake Lodge

41579 Big Bear Boulevard

Big Bear Lake, CA 92315

Snowater and Resorts West Vacation Club at Snowater

10500 Mount Baker Highway

Glacier, WA 98244

Snowdance Vacation Club at Ascutney Mountain

Route 44

Brownsville, VT 05037

Snowdance Vacation Club at Windsor Condo, The

Route 44

Brownsville, VT 05037

Solaz de Los Andes Hotel

Brasil 308

P.O. Box 5500

Mendoza, Argentina

South Seas Club

5400 South Seas Plantation Road

Captiva Island, FL 33924

South Shore Lake Resort

201 Hamilton Oaks Drive

Hot Springs, AR 71913

Southern California Beach Club

121 South Pacific

Oceanside, CA 92054

Southwinds Villas Vacation Resort

35 Deallyon Avenue

Hilton Head Island, SC 29928

Spicebush at Sea Pines

124 North Sea Pines Drive

Hilton Head Island, SC 29928

Spinnaker at Lake Dillon

317 West La Bonte

Dillon, CO 80435

St. James Place

210 Offerson Road

Beaver Creek, CO 81620

St. Maarten Sea Palace

121 Front Street

Philipsburg, St. Maarten

Dutch Caribbean

Steele Hill East/Steele Hill Resort

516 Steele Hill Road

Sanbornton, NH 03269

Steele Hill West

516 Steele Hill Road

Sanbornton, NH 03269

Stormy Point Village Resort

132 Cape Cod Road

Branson, MO 65616

Stormy Point Village — Summerwinds Resort

3940 Green Mountain Drive

Branson, MO 65616

Sugarwood at Ruttger’s Sugar Lake Lodge

37584 Otis Lane

Cohasset, MN 55721

Suite Hotel Klass

Bezje, 14

Kranska Gord 4280, Slovenia

Sunstream Vacation Club at DiamondHead

2000 Estero Boulevard

Ft. Myers Beach, FL 33931

Suites at Fisherman’s Wharf, The

2655 Hyde Street

San Francisco, CA 94109

Summerfield Condo Resort

2425 Summerfield Way

Kissimmee, FL 34741

Summit Resort, The

974 White Oaks Road

Laconia, NH 03246

Sunquest Gardens

Douriou Ippou Street

Potamos Yermasoyias

Limassol, Cyprus

Sunrise Beach Club

1212 North Atlantic Avenue

Daytona Beach, FL 32118

Sunset Point at StillWaters Resort

1816 Stillwaters Drive

Dadeville, AL 36853

Sunset Resorts — Canmore

1151 Sidney Street

Canmore AB T1W 3G1

Canada

Sunset Shores Resort

1246 Sonnyside Drive

Cadillac, MI 49601

Suites at Hershey, PA

176 East Hersheypark Drive

Hershey, PA 17033

Surf Club

540 South Collier Boulevard

Marco Island, FL 34145

Surfers Royale

Corner Markwell Avenue & Northcliffe Terrace

Surfer’s Paradise

Queensland 4217, Australia

Surfrider Beach Club

555 East Gulf Drive

Sanibel Island, FL 33957

Surfside Inn and Resorts West Vacation Club at Surfside Inn

31512 “J” Place

Ocean Park, WA 98640

Surrey Vacation Resort, The

430C State Highway 165 South

Branson, MO 65616

Sutherland Crossing Resort

962 Seaview Circle

P.O. Box 883

Crystal Beach, FL 34681

Swallowtail at Sea Pines

124 Lighthouse Road

Hilton Head Island, SC 29938

Swan Mountain Resort

59 Soda Ridge Road

Dillon, CO 80435

Sweetwater at Lake Conroe

1000 April Sound Boulevard

Montgomery, TX 77356

Swiss Mountain Village

2324 Flat Top Road

Blowing Rock, NC 28605

Taba Paradise

Taba

Sharm Road, Taba, Egypt

Tahoe Chaparral

400 Fairview Boulevard

Incline Village, NV 89451

Tahoe Summit Village

750 Wells Fargo Lane

Stateline, NV 89449

Tanglewood Vacation Villas

290 Tanglewood Circle

Pottsboro, TX 75076

Tenerife Sun Club

Parque Don José Urbanización

Costa del Silencio, Tenerife

Canary Islands, Spain

Tennis Ranch Pinamar Resort

Fragata La Victoria

Pinamar, Buenos Aires, Argentina

Thurnham Vacation Club at Thurnham Hall

Thurnham Nr. Lancaster LA2 0DT

United Kingdom

Torrenza Boutique Resorts

Av. Sábalo Cerritos s/n

Mazatlán, Sinaloa, Mexico

Traders Inn Beach Club

1355 Ocean Shore Boulevard

Ormond Beach, FL 32176

Tranquility Bay Antigua

Jolly Harbour

P.O. Box JH94

Bolans, Antigua

Treetop Condominiums at Four Seasons, U.S.A.

594 State Highway HH

Lake Ozark, MO 65049

Treetop Village at Four Seasons, U.S.A.

594 State Highway HH

Lake Ozark, MO 65049

Tropical Sands Resort

7785 Estero Boulevard

Fort Myers Beach, FL 33931

Turangi Leisure Lodge

Ngawaka Place

Turangi, New Zealand

Twin Rivers Condominiums

300 Sterling Way Road

Fraser, CO 80442

Vacation Club Villas

One Holiday Inn Drive

Asheville, NC 28806

Vacationland Estates

Golf Club Road

Island Falls, ME 04747

Vacation Internationale — Embarcadero Resort and Resorts West Vacation Club at Embarcadero

1000 S. East Bay Boulevard

Newport, OR 97365

Vacation Internationale — Papakea

3543 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Vacation Internationale — Point Brown Resort

1413 Ocean Shores Boulevard S.W.

Ocean Shores, WA 98569

Vacation Internationale — Pono Kai

4-1250 Kuhio Highway

Kapaa, Kauai, HI 96746

Vacation Internationale — Royal Kuhio

2240 Kuhio Avenue

Honolulu, Oahu, HI 96815

Vacation Internationale — Sea Mountain

95-789 Ninole Loop Road

Punalu’u, Hawaii, HI 96777

Vacation Internationale — Valley Isle

4327 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Vacation Internationale — Village at Steamboat, The

2400 Pine Grove Circle

Steamboat Springs, CO 80477

Vacation Village at Bonaventure

401 Racquet Club Road

Weston, FL 33326

Valley Isle

4327 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Vanderbilt Beach and Harbour Club

9301 Gulf Shore Drive

Naples, FL 33963

Variety Cruisers

Windsor Marina

Maidenhead Road

Windsor, Berkshire SL4 5TZ

United Kingdom

Ventura

2301 South Ocean Boulevard

Boca Raton, FL 33432

Veranda Beach Club

2509 Gulf of Mexico Drive

Longboat Key, FL 34228

Verandah Resort & Spa, The

St. Phillips North

P.O. Box 63

St. John’s, Antigua

Via Roma Beach Resort

2408 Gulf Drive

Bradenton Beach, FL 34217

Victoria Court I & II

Los Cristianos

Tenerife

Canary Islands, Spain

VIK Hotel Arena Blanca

Carretera Arena Gorda, White Sands

Bávaro, Punta Cana

Dominican Republic

VIK Hotel Cayena Beach

Carretera Arena Gorda

Bávaro, Punta Cana

Dominican Republic

Villa del Sol

Costanera 4000

Costa Azul, San Bernardo

Buenos Aires, Argentina

Villa La Paloma

Lazaro Cardenas Esq. Bordo

Cabo San Lucas, B.C.S., Mexico

Village at Izatys, The

40005 85th Avenue

Onamia, MN 56359

Village at St. James’s Club, The

St. James’s Club

Marmora Bay, Antigua

Village Maritalia

Località Valle Clavia

Peschici (FG) 71010, Italy

Village Resort, The

Cnr. Lake Terrace and Tui Street

Taupo, New Zealand

Villaggio Aurora

Contrada Bruscate Grande — Sibari

Cassano allo Ionio 87070, Italy

Villaggio Piccolo Mondo

Via Litoranea per S. Cesarea

Castro Marina 73030, Italy

Villas at Flying L

566 Flying L Drive

P.O. Box 1959

Bandera, TX 78003

Villas at Lantern Bay

100 Lantern Bay Road

Branson, MO 65616

Villas at Poco Diablo

1752 Highway 179

P.O. Box 2252

Sedona, AZ 86336

Villas de Santa Fe

400 Griffin Street

Santa Fe, NM 87501

Villas El Rancho Exclusive Vacation Club

Av. Sábalo Cerritos #3000

Mazatlán, Sinaloa 82100, Mexico

Villas Loma Linda

Calle Las Hortensas 37

Puerto Vallarta, Jalisco, Mexico

Villas Mar-Bel

Fracc. Lomas de Taxco

Taxco de Alarcon

Taxco, Guerrero, Mexico

Villas Playa Sámara

Playa Sámara

Costa Pacífica Norte

Nicoya, Guanacaste

Costa Rica

Villas of Cave Creek

38001 North Schoolhouse Road

Cave Creek, AZ 85331

Villas of Sedona

120 Kallof Place

Sedona, AZ 86336

Voyager Beach Club

11860 Gulf Boulevard

Treasure Island, FL 33706

Waikiki Banyan, The

201 Ohua Avenue, Suite 403

Tower 1 Waikiki, Oahu, HI 96815

Waterman Holiday Club

Put Vela Luke 4

Supetar, Brac 21400, Croatia

Waterwood Townhouses

1141 Broad Creek Road

New Bern, NC 28560

Wave Crest Resort

1400 Ocean Avenue

Del Mar, CA 92014

West Sands Phuket Beach Club

65 Moo 4

Mai Khao, Thalang

Phuket 83110, Thailand

Westgate South Beach

3611 Collins Avenue

Miami Beach, FL 33140

Westgate Tunica Resort Mississippi

1724 Casino Center Drive

Robinsonville, MS 38664

Whaler, The

2481 Kaanapali Parkway

Lahaina, Maui, HI 96761

Whaler Inn Beach Club

323 Salter Path

Pine Knoll Shores

Atlantic Beach, NC 28512

Wharf, The

408 Long Island Drive

Hot Springs, AR 71913

Whitbarrow Country Club

Whitbarrow Hall

Berrier

Penrith, Cumbria CA11 0XB

United Kingdom

Whispering Pines Villas

30 Country Club Boulevard

Whispering Pines, NC 28327

White Sands Country Club

Urb. Pinamar

Addaya

Menorca E-07730

Balearic Islands, Spain

White Sands of Longboat

5114 Gulf of Mexico Drive

Longboat Key, FL 34228

Windjammer at Nags Head, The

5619 Virginia Dare Trail

Nags Head, NC 27959

Windjammer Resort and Beach Club

4244 El Mar Drive

Lauderdale-By-The-Sea, FL 33308

Windsurf Resort at Cabarete Beach

Km. 16, Cabarete

Puerto Plata, Dominican Republic

Woodbourne Estates Resort

Lunar Boulevard

Freeport, Grand Bahama Island

Bahamas

Woods and Legends at Copper Creek, The

209 Ten Mile Circle

Copper Mountain, CO 80443

World International Vacation Club — La Paloma

Playas de Rosarito

South Rosarito Beach

B.C.N., Mexico

World International Vacation Club — Mar Azul

Gonzalo de Sandoval

Acapulco, Guerrero, Mexico

World Tennis Center & Resort

4800 Airport-Pulling Road

Naples, FL 34105

WorldMark Arrow Point

4502 South Arrow Point Drive

Harrison, ID 83833

WorldMark Bear Lake

365 Raspberry Patch Road

Garden City, UT 84028

WorldMark Bison Ranch

2269 Highway 260

Overgaard, AZ 85933

WorldMark Cairns

49/72 Kowinka Street

Cairns, Queensland 4868, Australia

WorldMark Cascade Lodge

4315 Northlands Boulevard

Whistler, British Columbia V0N 1B0

Canada

WorldMark Denarau Island

10721 Nadi Airport

Nadi, Fiji

WorldMark Discovery Bay

141 Orcas Drive

Port Townsend, WA 98368

WorldMark Kapaa Shore

4-0900 Kuhio Highway

Kapaa, Kauai, HI 96746

WorldMark La Paloma

Km. 28.2 Carretera Libre a Ensenada

Rosarito, B.C.N. 22710 Mexico

WorldMark Lake Tahoe III

202 Tramway Drive

Stateline, NV 89449

WorldMark Las Vegas on Spencer Street

4225 Spencer Street

Las Vegas, NV 89121

WorldMark Marina Dunes

3295 Dunes Drive

Marina, CA 93933

WorldMark Mariner Village

1331 Ocean Shores Boulevard S.W.

Ocean Shores, WA 98569

WorldMark Orlando

12000 International Drive

Orlando, FL 32821

WorldMark Steamboat Springs

2400 Pine Grove Circle

Steamboat Springs, CO 80477

WorldMark Sundance

2221 Gondola Way

Whistler, British Columbia VON 1B2

Canada

WorldMark Surfside Inn

31512 “J” Place

Ocean Park, WA 98640

WorldMark The Canadian

1080 Hornby Street

Vancouver, British Columbia V6Z 2R9

Canada

Wychnor Park Country Club

Wychnor Park

Nr. Barton-under-Neadwood

Staffordshire DE13 8BU

United Kingdom

Wyndham Bay Voyage Inn

150 Conanicus Avenue

Jamestown, RI 02840

Ylläs 1

Äkäslompolo 95970

Finland

RESORTS WITH 11 — 20 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

Absolute Private Residence Club at Q Signature Spa and Resort

24/78 Moo 5. Bo Phut

Koh Samui, Suratthani, 84320

Thailand

Accor Vacation Club Basildene Manor

Wallcliffe Road

Margaret River 6285, Australia

Accor Vacation Club Busselton

553 Bussell Highway

Geographe Bay

Busselton, Western Australia 6280

Accor Vacation Club Forest Resort

Medcand Highway

Creswick, Victoria, Australia

Accor Vacation Club Grand Mercure Oakridge Resort

Cnr. Cardona Valley and

Studholme Road

Lake Wanaka, Wanaka, New Zealand

Accor Vacation Club Grand Mercure The Links

St. Andrews Boulevard

Lady Bay, Normanville

South Australia

Australia

Accor Vacation Club Novotel Pacific Bay Resort

Cnr Pacific Highway and Bay Drive

Coffs Harbour

New South Wales 2450

Australia

Accor Vacation Club Novotel Twin Waters

Ocean Drive — Twin Waters

Sunshine Coast, Queenland, 4564

Australia

Accor Vacation Club Pinnacle Apartments

104 Pyrmont Street

Sydney, New South Wales, Australia

Accor Vacation Club Vintage Apartments

Vintage Drive

Rothbury, Hunter Valley

New South Wales, Australia

AlpeAdria Club at Novi Vinodolski

TRG Krava Tomislava 4

Novi Vinodolski 51250, Croatia

Alpenresidenz Bad Gastein

Karl-Heinrich-Waggerl-Str.2

Bad Gastein, 5640

Austria

Amapola Vacation Club

Jaco de Garabito

Puntarenas, Costa Rica

Amarras

Menton No. 934

Santa Clara del Mar

Mar Chiquita 7609, Argentina

Aquamarina Suites

Barrier Reef Drive

San Pedro Town

Belize

Arcobaleno

Ramon Guerra Esquina Parada 18

Punta del Este, Maldonado

Uruguay

Aspen Ridge

100 Aspen Ridge

Telluride, CO 81435

Atalaya Towers

912 North Waccamaw Drive

Garden City, SC 29576

Atlantic Club Hotel Tierra Mar Golf

Matalascañas

Huelva 21760, Spain

Avalon Excalibur

Avenida Costera Miguel Aleman #163

Fraccionamiento Magallanes, C.P.

Acapulco, Guerrero 39670

Mexico

Azure Sky Resort

1661 Calle Palo Fierro

Palm Springs, CA 92264

Bagaglino — Villa Laguna

Via Sandro Gallo 6

Lido di Venezia 30126, Italy

Bali Palms Resort

Jalan Raya Candi Dasa

Nyuh Tebel

Manggis Amlapura, Bali 80581

Indonesia

Barceló Punta Cana

Bavaro

Higuey, Dominican Republic

Barra Palace

Av. Sernambetiba, 2916

Rio de Janeiro 22620-172, Brazil

Barracas del Este — Estacion Mar

Parada 26 ½

Maldonado, Punta del Este

Uruguay

Barringtons Royal Golf & Fitness Club

Vale do Lobo

Almancil 8135, Portugal

Beach Club I

326 Estero Boulevard

Fort Myers Beach, FL 33931

Beach Club at Ana Maria

2201 Gulf Drive North

Bradenton Beach, FL 34217

Beach Republic

Royal Nirvana Private Residences

176/34 M. 4 Tambon Maret

Koh Samui, Suratthani 84310

Thailand

Beachcomber Resort Club

999 Lakeview Avenue

South Lake Tahoe, CA 96150

Beaches Sandy Bay

Norman Manley Boulevard

Negril, Jamaica

Belize Legacy Beach Resort

7.2 Miles North

P.O. Box 42

Ambergris Caye, San Pedro, Belize

Bishop Selwyn, The

26 Selwyn Road

Paihia, New Zealand

Blue Water Acres

1052 Rat Bay Road

Huntsville, Ontario P1H 2J6

Canada

Boyne Vacation at Deer Lake Villas

1 Boyne Mountain Road

P.O. Box 19

Boyne Falls, MI 49713

Brahma Blue Holistic Vacation Club

12 Coconut Drive

San Pedro, Ambergris Caye

Belize

Brant Point Courtyard

Swain Street

Nantucket, MA 02554

Cabana Club and Resorts West Vacation Club at Cabana Club

7530 Birch Bay Drive

Blaine, WA 98230

Calypso Plaza on Coolangatta

Corner Griffith Street & McDonald Street

Coolangatta, Queensland 4225

Australia

Canadian Resorts — La Querencia Resort

Closter #5-C Km. 145

Ctra. Federal 200, Tepic

Puerto Vallarta, Jalisco, Mexico

Capri by the Sea

4767 Ocean Boulevard

San Diego, CA 92109

Captain Morgan’s Vacation Beach Club

Ambergris Caye

P.O. Box 38

San Pedro, Belize

Carlton Alvor Hotel

Praia Dos Três Irmãos

Portimão, Algarve 8500, Portugal

Carlton Court

120 Maida Vale

London W9 1QA

United Kingdom

Casitas del Monte

2700 South Palm Canyon Drive

Palm Springs, CA 92264

Cedar Village

220 Charter Hills

Beech Mountain, NC 28604

Christie Village

100 Horn Beam Road

Beech Mountain

Banner Elk, NC 28604

Cinta Sayang Golf & Country Resort

Persiaran Cinta Sayang

Sungai Petani

Kedah, Malaysia 08000

Club Asia International — Bukit Saban Resort

Km. 290, Kuching/Sarikei Road off Jalam Ulu Paku

Betong, Kuching, Sarawak 93400

Malaysia

Club Baccara

Paseo Kukulcán-Zona Hotelera

Km. 11.5

Cancún, Quintana Roo 77500, Mexico

Club Cala Vadella

Cala Andraitx s/n, Apartado 17

San José, Ibiza

Balearic Islands 07830, Spain

Club Es Talayal

Avenida es Forti 20

Cala d’Or, Mallorca E-07660

Balearic Islands, Spain

Club Estela Dorado at Gruphotel Club Marina Arpon

Cala del Pino

La Manga del Mar Menor

Murcia 30370, Spain

Club Estela Dorado at Onagrup Aucanada Club

Calle D’es Mirador 5

Puerto Alcudia

Mallorca, Baleares 07410

Balearic Islands, Spain

Club Estela Dorado at Salou Aquamarina

Emili Vendrell 17

La Pineda, Vilasera, Tarrgova 43480

Spain

Club Playa Vista at Club Sierra Blanca

c/o Aztec Country Club

c/Libra Urb. Riviera Del Sol

Mijas-Costa, Málaga 29647, Spain

Club QM at Northlake Lodges & Villas

987 Tahoe Boulevard

Incline Village, NV 89451

Club Royale at Pueblo Don Miguel

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647, Spain

Club Royal Regency

69 Rue de France

Vincennes 94300, France

Club Système Vacances at Club Maritimo at La Ronda III

Playa de los Boliches

Fuengirola, Málaga 29640, Spain

Club Tiara

State Bay

Cayman Brac, Cayman Islands

Club Tropicana

Urbanización Tropicana

Nerja, Málaga 29780, Spain

Club Valle Termal Resort

Calle 27 Esquina 42

Federacion, Entre Rios 3206

Argentina

Clube Hotel Do Algarve

Quinta do Romão

Quarteira, Algarve 8125 Portugal

Coconut Mallory Marina and Resort

1445 South Roosevelt Boulevard

Key West, FL 33040

Colibri Beach Club — Porlamar

Av. Santiago Marino

Porlamar, Isla Margarita, Venezuela

Condominio “Week Inn”

Estrada da Usina do Fojo, S/No.

Campos do Jordao (SP), Brazil

Coral Costa Caribe

Juan Dolio Beach 066-B

Dominican Republic

Costa Blanca del Pacífico

Golfo de Papagayo

Guanacaste, Costa Rica

Cottages at Cape Kiwanda

3000 Cape Kiwanda Drive

Pacific City, OR 97135

Cottages at Port Stanton, The

1500 Port Stanton Parkway, RR 1

Severn Bridge, Ontario P0E 1N0

Canada

Cottages at South Seas Plantation

Sanibel Captiva Road

Captiva Island, FL 33924

Country Heights Villas

Resort Services, Jalan Cinta Air

Kajang, Selangor, Malaysia

Croyde Bay Holiday Club

Moor Lane

Croyde, Nr. Braunton EX33 1NZ

United Kingdom

Cuxland Ferienparks Nordseebad Wremen

Lili-Marleen 1

Wremen 27632, Germany

Deerhurst Resort

1235 DeerHurst Drive

Huntsville, Ontario P1H 2E8

Canada

Divi Tiara Beach Resort

WPO 238 State Bay

Cayman Brac, Cayman Islands

Dorisol Ancorar Suite and Beach Resort

PE 09 KM06

Portode Galinhas-Ipojuca

Pernambuco 55590, Brazil

Dover Watch at Mount Snow

Route 100

West Dover, VT 05356

Dunes Village Resort

5200 N. Ocean Boulevard

Myrtle Beach, SC 29577

Eagles at Sugarbush

Route 100, P.O. Box 180

Waitsfield, VT 05673

Edificio Palm Beach

Calle Miami S/N

La Carihuela

Torremolinos, Málaga 29620, Spain

EMI Sun Village Resort

Cofresi Beach

Puerto Plata

Dominican Republic

Equivest Ocean Gate

4780 A1A South

St. Augustine, FL 32080

Equivest Sands

300 South Ocean Boulevard

North Myrtle Beach, SC 29582

Erie Islands Resort & Marina

4495 West Darr-Hopfinger Road

Port Clinton, OH 43452

Es Pueto at Aldea Bonsai

Urb. Siesta, Calle Ficus, 14

Santa Eulalia, Ibiza 07840

Balearic Islands, Spain

Escapes! to Tanglewood Vacation Villas

290 Tanglewood Circle

Pottsboro, TX 75076

Exclusive Club at Hotel Kennedy Nova

116 The Strand

Gzira, Malta

Fairfield Pagosa Resort

42 Pinon Causeway

Pagosa Springs, CO 81157

Fairmont Hot Springs Resort

1500 Fairmont Road

Anaconda, MT 59711

Fairway Lodge

54 Golf Road

Mount Maunganui, Tauranga

New Zealand

Fairway Villas

14401 Commodore Drive

Corpus Christi, TX 78418

Fairways and Bluewater Resort Golf & Country Club

New Coast, Boracay

Malay, Aklan, Philippines

Fairways of the Mountain

180 Herman Wilson Road

Lake Lure, NC 28746

Flagship Club at Sapphire Beach Resort and Marina

6720 Estate Smith Bay

St. Thomas 00801

U.S. Virgin Islands

Flamingo Marina Resort Hotel & Club

Punta Plata S/N

Santa Cruz, Guanacaste, Costa Rica

Flanesford Priory

Goodrich, Ross-on-Wye

Herefordshire HR9 6HX

United Kingdom

Fountain Vacation Ownership at Fountain Resort

Xichong Bay

Kuichong, Longaang District

Shenzhen, Guangdong 518119, China

Four Views Oasis

Canicao de Baixo

Canicao, Madeira 9125-024, Portugal

Foxfire Resort and Golf

9 Foxfire Boulevard

Pinehurst, NC 28374

Gama Club

Sesmarias, Praia do Carvoeiro

Lagoa, Algarve 8400, Portugal

Golden Shores Holiday Club

206-210 Marine Parade

Labrador 4215, Queensland

Australia

Gran Oasis Marien, Puerta Plata

Calle Duarte #6

Puerto Plata, Dominican Republic

Grand Canadian Resort Vacation Club

830 8th Street

Canmore, Alberta T1W 2B7, Canada

Grand Holiday Club at Oasis Lanz Club

Avda. Punta Jablillo 7

Costa Teguise Lanzarote, 35509

Canary Islands Spain

Grandvista’s Vacation Suites at Tunica

1724 Casino Center Drive

Robinsonville, MS 38664

Green Village

Quartier du Golf

La Grande Motte 34280, France

Greens at Copper Creek, The

209 Ten Mile Circle

Copper Mountain, CO 80443

Gruphotel Club Marina Arpón

Cala del Pino

La Manga del Mar Menor

Murcia 30370, Spain

Gulf Pointe Intervals

9439 Gulfshore Drive

Naples, FL 33963

Gulf Stream Beach Resort

1501 Gulf Drive North

Bradenton Beach, FL 34217

Habitat 2000

601 Leadville South

Ketchum, ID 83340

Hacienda El Edén Resort

Via Hacienda el Paraíso

Km. 6 Santa Elena

El Cerrito, Colombia

Hamilton Harbor Resort

203 Sterns Point Road

Hot Springs, AR 71913

Highland Estates Resort

555 Highland Drive

Mesquite, NV 89027

Holiday Club Calahonda

El Mirador, Apartamento 114

Sitio de Calahonda

Mijas-Costa, Málaga 29647, Spain

Holiday Owners Club at Devoncourt

Douglas Avenue

Exmouth, Devon EX8 2EX

United Kingdom

Hostería Bellavista Vacation Club

Ruta 10, Km. 87.5

Balneario Bellavista, Uruguay

Hostería Las Acacias

Los Robles 251, Apt. 8407

Villa La Angostura, Neuquen

Argentina

Hot Piz

Zaunhof 121

bei St. Leonhard 6481, Austria

Hotel Ahlen Moghane

Route de Meknes — Rabat

Rabat, Moghane, Morocco

Hotel Apartamento Clube Oceano

Rua Colombano Bordalo Pinheiro

Forte S. Joao

Albufeira, Algarve, Portugal

Hotel Belensate

Urb. La Hacienda, Av. PPAL

Mérida, Venezuela

Hotel Bristol

Marina Grande

Capri 80073, Italy

Hotel Calinda Cabo Baja Quality Inn

4.5 Transpeninsular Highway to La Paz

Cabo San Lucas, B.C.S. 23400

Mexico

Hotel Cristal Palace

Hlavni 61

Marianske Lazne 35301

Czech Republic

Hotel Eigerblick

Grindelwald, Switzerland

Hotel Residencia Atenea Suites

Calle Los Almendros

Urb. Costa Azul

Porlamar, Isla Margarita, Venezuela

Hotel Spanberger

Steiermark

Gröbming 8962, Austria

Hurricane House

2939 West Gulf Drive

Sanibel Island, FL 33957

Ikaalinen Spa Holiday Village

Ullanrinne

Ikaalinen 39500, Finland

InnSeason Resorts — Harborwalk

46 Robbins Road

Falmouth, MA 02540

InnSeasons — Mountainview Resort

263 Main Street

Jackman, ME 04945

Inns of Waterville Valley

Snows Brook Road

Waterville Valley, NH 03215

Irotama XXI

Km. 14 Vía Cienaga

Santa Marta, Magdalena, Colombia

Isla Dorado

Sierra No. 30, Club Santiago

Manzanillo, Colima 28860, Mexico

Island Gulf Resort

13912 Gulf Boulevard

Madeira Beach, FL 33708

Jean Lafitte House

613 Esplanade Avenue

New Orleans, LA 70116

Jolly Harbour Beach Resort

Box 121, Jolly Harbour

Antigua

Jupiter Beach Resort

5 North A1A

Jupiter, FL 33477

Kalajoki

Keskuskariintie 1

Kalajoki 85100, Finland

Keswick Bridge

Brundholme Road

Keswick, Cumbria CA12 4NL

United Kingdom

Kingswear Park

Kingswear

Dartmouth, Devon TQ6 0DA

United Kingdom

La Boca Casa

365 North Ocean Boulevard

Boca Raton, FL 33432

La Casa Cottage Resort

808 Westside Road

Kelowna, British Columbia

Canada V1Z 3R8

La Ermita

Partida del Durrillo

Mijas Pueblo (Village)

Málaga 29650, Spain

La Piana

Localita Piana di Vocogno

Craveggia (NO)

Italy

Laguna Golf & Country Club

Club House

Amarilla Golf & Country Club

San Miguel de Abona

Tenerife 38620

Canary Islands, Spain

Laguna Holiday Villas

La Quinta, Amarilla Golf & Country Club

San Miguel de Abona

Tenerife 38620

Canary Islands, Spain

Lakelands, The

Lower Gale

Ambleside, Cumbria LA22 OBD

United Kingdom

Lakewood Resort

Route 219, P.O. Box 660

McHenry, MD 21541

Le Relais de Noisy

19, Boulevard du Maréchal Foch

Noisy le Grand 93160, France

Legacy Vacation Club Brigantine Beach — The Villas

1500 Ocean Avenue

Brigantine, NJ 08203

Little Gull on Longboat Key

5330 Gulf of Mexico Drive

Longboat Key, FL 34228

Lodge Resort, The

Junction of State Highways 4 & 47

National Park, New Zealand

Logos Land Resort

R.R. #1

Cobden, Ontario K0J 1K0, Canada

Long Bay Beach Resort and Villas

Long Bay

West End, Tortola, British West Indies

Longboat Bay Club

3200 Gulf of Mexico Drive

Longboat Key, FL 34228

Los Indios

#1 Towne Center, Highway 175

Cherokee Village, AR 72525

Los Sabalos Royal Club

Rodolfo T. Loaiza No. 100

Mazatlán, Sinaloa, Mexico

Maison Pierre Lafitte

108 University Place

New Orleans, LA 70112

Malolo Lailai Lagoon Resort

Malololailai Island, Fiji

Marathon Key Beach Club

4560 Overseas Highway

Marathon, FL 33050

Marinagolf

Urb. Hacienda Torrequebrada

c/Ronda Golf Estel, 62

Benalmadena-Costa

Málaga 29630, Spain

Marti Vacation Club at Marmaris

Içmeler, Marmaris

Mugla 48700, Turkey

Mary’s Boon Beach Plantation

117 Simpson Bay Road

Simpson Bay, St. Maarten

Dutch Caribbean

Masters at Paradise Canyon Resort, The

287 Palmer Avenue

Mesquite, NV 89024

Maui Banyan Vacation Club

2575 South Kihei Road

Kihei, Maui, HI 96753

Meadow Ridge

7573 Highway 42

Egg Harbor, WI 54209

Monarch Grand Vacations — Desert Isle

2555 East Palm Canyon Drive

Palm Springs, CA 92264

Moosehead Cottage Resort

Route 15, Main Street

Greenville, ME 04441

Multigestion — Les Coteaux de la Nartelle

RN 98, La Nartelle

Ste. Maxime 83120, France

Multigestion — Les Marines de Grimaud

Beauvallon

Ste. Maxime 83120, France

Naema Heights

Land Plot # 219

Rabwat Naema — Naema Bay

Sharm el Sheikh, Egypt

Navigator Beach Club

405 Old Wharf Road

Dennisport, MA 02639

Newport Beachside Resort

16701 Collins Avenue

Miami, FL 33160

Northeast Vacations at the Spa

Route 94

Vernon, NJ 07462

Northlake Lodges & Villas

987 Tahoe Boulevard

Incline Village, NV 89451

Oasis Canoa

Bayahibe

La Romana, Dominican Republic

Ocean Beach Club

351 Ocean Drive East

Key Colony Beach, FL 33051

One Napili Way

5355 Lower Honoapiilani Road

Lahaina, Maui, HI 96761

Orsa Maggiore

Via Pietragrande, 2

Madonna Di Campiglio (TN) 38084

Italy

Pacific Grove Plaza

620 Lighthouse Avenue

Pacific Grove, CA 93950

Pailahue

Km. 4, 6 Avenida Ezequiel Bustillo

E.P.N. 3 Melipal

San Carlos de Bariloche, Río Negro

Argentina

Palazzo Catalani

Via Montecavallo 26

Soriano Nel Cimino (Viterbo)

Italy

Palm Beach Holiday Club

Edificio Palm Beach

Calle Miami s/n, La Carihuela

Torremolinos, Málaga 29260, Spain

Paraíso Country Club

Praia do Carvoeiro

Lagoa, Algarve 8400

Portugal

Park Station II

950 Park Avenue

Park City, UT 84060

Pearl of the Dead Sea, The

Kibbutz Almog

D.N. Kikar Hayarden 90665, Israel

Pebble Beach Village

Urb. Amarilla Golf and Country Club

San Miguel de Abona

Tenerife 38620

Canary Islands, Spain

Penina Golf Apartments

Administração de Propriedades Lda.

Portimão, Algarve 8500

Portugal

Perennial Vacation Club — Fun Tropicale

Village Caraibe

Playa Dorada, Puerto Plata

Dominican Republic

Perennial Vacation Club — Imperial Lakes

5950 Imperial Lakes Boulevard

Mulberry, FL 33860

Pestana Alvor Hotel

Praia Dos Tres Irmaos

Portimão, Algarve 8500, Portugal

Phoenix Timeshare Resort

212 Lake Terrace

Taupo, New Zealand

Pinares del Cerro Club Vacacional

Roque S. Peña y Paraná

Carlos Paz, Córdoba, Argentina

Pine Acres Lodge

1150 Jewell Avenue

Pacific Grove, CA 93950

Pines at Island Park, The

3907 Phillips Loop Road

Island Park, ID 83429

Pire-Hue

Villa Cerro Catedral

San Carlos de Bariloche

Río Negro, Argentina

Plantation House

South Seas Plantation Road

Captiva Island, FL 33924

Playa del Sol Los Cabos

KM 29-28 Carretera Transpeninsular

San José del Cabo, B.C.S. 23400

Mexico

Plaza San Martin Suites

Suipacha 1092

Buenos Aires 1008, Argentina

Point at Poipu, The

1613 Pe’e Road

Koloa, Kauai, HI 96756

Points North Resort

2211 U.S. 31 North

Traverse City, MI 49686

Polus Palace Thermal Golf Club Hotel

Kadar u. 49

Goed, Hungary 2132

Pono Kai Pacific Fantasy Timesharing

1250 Kuhio Highway

Kapaa, Kauai, HI 96746

Port Largo Villas Resort

417 Bahia Drive, Mile Marker 100

Key Largo, FL 33037

Posada del Sol

Avellano y Playa Cariló, Pinamar

Buenos Aires 7167, Argentina

Potrero de los Funes

Las Chacras Km. 14, 5-Ruta 18

San Luis, Argentina

Praia das Caravelas

Estrada Cabo Frio/Buzios 12.300

Armação Dos Buzios

Buzios Cabo Frio, RJ 28900, Brazil

Predator Ridge Resort — Falcon Point Cottages

272 Chicopee Road

Vernon, British Columbia

British Columbia V1H 1T2, Canada

Premiere Vacation Club — Roundhouse Resort

5829 Buck Springs Road

Pinetop, AZ 85935

Puerto Horizonte Apart Hotel

Av. del Mar y Tobias

Pinamar, Buenos Aires

Argentina

Puerto Mogán la Venezia de Canarias

Local 328, Urb. Puerto Mogán

Gran Canaria 35138

Canary Islands, Spain

Quality Hill Resort Villas

Branding Iron Loop Road PTLC

Pinetop, AZ 85935

Regency at Paradise Court

Paradise Court, Nr. 5 Calle Irlanda

Playa de las Americas

San Eugenio Alto

Adeje, Tenerife 38660

Canary Islands, Spain

Résidence Antigone Montpellier

Le Relais Bleus

890 Avenue Jean Mermoz

Montpellier 3400, France

Residence Baiazzurra

Località Vulcanello

Baia di Ponente

Vulcano, Isole Eolie

Lipari 98050, Italy

Résidence de la Tour

43 Avenue Pierre La Rousse

Malakoff 92240, France

Resort at Great Gorge, The

Route 94

Vernon, NJ 07462

Resort Club at Minerals Resort & Spa, The

Route 94

Vernon, NJ 07462

Rhapsody on Lake Delton, a Condominium

650 E. Hiawatha Drive

Wisconsin Dells, WI 53965

Rhinefield House

Rhinefield Road, Brockenhurst

Hampshire SO42 7QB

United Kingdom

Ridge Resort, The

Goldfields Heights

Queenstown, New Zealand

Royal Aloha Vacation Club — Butterfield Park Condominium

886 West Galveston

Chandler, AZ 85224

Royal Aloha Vacation Club — Keauhou Kona Surf and Racquet Club

78-6800 Alii Drive

Kailua-Kona, Hawaii, HI 96740

Royal Aloha Vacation Club — Nueva Andalucía

Calle 138 No. 45-B

Nueva Andalucía Garden Club

Nueva Andalucía, Marbella

Málaga, Spain

Royal Aloha Vacation Club — Village By The Sea

938 South Kihei Road

Kihei, Maui, HI 96753

Royal Golf Park

Golf del Sur, Parcela 12

Arona, Tenerife 38620

Canary Islands, Spain

Royal Siam Vacation Village at Burapha

281/1 Moo 4

Tumbon Baan Bueng

Sraracha 20110, Thailand

Rukan Lomakylä 1

273 A Kemijärvi

Rukatunturi 93825, Finland

Saariselkä

Künteistö Oy Siulaselkä

Saariselkä 99830, Finland

Saint Tropez Condominium

81 Street and Ocean Coastal Highway

Ocean City, MD 21842

Salou Aquamarina

Emili Vendrell 17

43480 La Pineda-Vilaseca

Tarragona, Spain

San Francisco Suites and Shell Vacation Club at San Francisco Suites

710 Powell Street

San Francisco, CA 94108

San Marcos Apartamentos

Avenida de San Marc, 9

Playas de Albir

Alicante 03580, Spain

Sanctuary Resort & Spa, The

Playa Azul, 4 Km Sur de Marbella

Guanacaste, Costa Rica

Sandcastle South Resort**

2207 South Ocean Boulevard

Myrtle Beach, SC 29577

Sandpebble Beach Club

215 Atlantic Avenue

Garden City, SC 29576

Sandy Shores III

1425 Waccamaw Drive

Garden City, SC 29576

Sauce Alto Resort and Country Club

Km. 25.5 Carretera Cienegu

Lima, Cieneguilla, Peru

Sea Mystique

215 Atlantic Avenue

Garden City, SC 29576

Seasons at Knocktopher Abbey

Knocktopher

County Kilkenny, Ireland

Seasons Resort, The

5736 S. Texas Avenue

Orlando, FL 32839

Signum Las Palmas

600 East Canfield Street

Avon Park, FL 33825

Sosúa By The Sea Boutique Beach Resort

Calle Bruno Phillips

Sosúa, Puerto Plata

Dominican Republic

South Shore Club

1625 South Ocean Boulevard

Delray Beach, FL 33483

Starr Pass Golf Suites

3645 West Starr Pass Boulevard

Tucson, AZ 85745

Steamboat Landing

161 Brooks Street, S.E.

Fort Walton Beach, FL 32548

Steele Hill Resort

516 Steele Hill Road

Sanbornton, NH 03269

Sun Pond Holiday Club

Korpilammentie

Espoo 02970, Finland

Sun Village Resort and Spa — Cofresi

Cofresi Beach, Puerto Plata

Dominican Republic

Sunburst Condominiums

3325 Meadow Lane

Steamboat Springs, CO 80477

Sunrise Bay Resort and Club

10 Tampa Place

Marco Island, FL 34145

Surfsider

1443 South Ocean Boulevard

Pompano Beach, FL 33062

Swiss Garden International Vacation Club at Golf Resort & Spa Damai Laut

Persiaran Swiss-Garden

Jalan Damai Laut, Off Jalan

Teluk Senangin

Lumut, Perak Darul Ridzuan 32200

Malaysia

Taksu Holiday Club at Taksu Resort

Br. Dinas Surabelta

Lalang Selemadeg, Tabanan Bali

Bali, Indonesia

Thunder Mountain Condominium

2030 Walton Creek Road

Steamboat Springs, CO 80477

Thurnham Vacation Club at Club Britannia

28-29 Marine Parade

Eastbourne, East Sussex BN22 7AY

United Kingdom

Tilcara Sierras

Vivaldi 100 — Villa del Lago

Carlos Paz, Córdoba 5152, Argentina

Timber Ridge

91400 Ryan Gulch Road

Silverthorne, CO 80498

Topsider I Resort

U.S. Route 1, Mile Marker 75.5

Islamorada, FL 33036

Treasure Shores Beach Club

10360 Gulf Boulevard

Treasure Island, FL 33706

Triton Suites and Beach

c/o Principal De Playa Norte

Chichiriviche, Venezuela

Ute Hotel

Via Gorizia 41

Jesolo Lido, Venice, Italy

Vacation Internationale — Clock Tower at Whistler, The

4341 Village Lane

P.O. Box 172, Whistler

British Columbia V0N 1B0

Canada

Vacation Internationale — Elkhorn Resort at Sun Valley

100 Elkhorn Road

Sun Valley, ID 83354

Vacation Internationale — Fairway Villa

2345 Ala Wai Boulevard

Honolulu, Oahu, HI 96815

Vacation Internationale — Kapaa Shore

4-0900 Kuhio Highway

Kapaa, Kauai, HI 96746

Vacation Internationale — Kingsbury of Tahoe

335 Tramway

Stateline, NV 89449

Vadella Pueblo

c/Vistamar, 53; P.O. Box 17

Cala Vadella, San José

Ibiza 07830, Balearic Islands, Spain

Valley Inn Resort, The

Tecumseh Road

Waterville Valley, NH 03215

Villa L’Auberge

1570 Camino Del Mar

Del Mar, CA 92014

Villa Rubinacci

Via Correale 25

Sorrento, Naples 80065, Italy

Village by the Gulf

1148 West Beach Boulevard

Gulf Shores, AL 36542

Villas Bavaro Club

Bavaro Beach, Bavaro

Higuey, Dominican Republic

Villas of Gold Canyon, the

6100 South Kinas Ranch Road

Gold Canyon, AZ 85218

Villas on the Glen & Lodges on the Glen

971 Tahoe Boulevard

Incline Village, NV 89451

Westerwälder Hof

Am Steinhohn 6

Windhagen-Kohlershohn 53578

Germany

Westgate River Ranch

3600 River Ranch Boulevard

River Ranch, FL 33867

Whitecliffs Beach Resort

2511 Nepean Highway

Rye, Victoria 3941, Australia

Windy Shores II

3217 South Ocean Boulevard

North Myrtle Beach, SC 29582

Wolf Creek Village II

3618 North Wolf Creek Drive

Eden, UT 84310

World International Vacation Club — Conchas Chinas

Rinconada de las Ostras s/n

Puerto Vallarta, Jalisco, Mexico

WorldMark at Cairns

49/72 Kowinka Street

Cairns, Queensland, 4868, Australia

WorldMark Cape Schanck

41 Trent Jones Drive

Cape Schanck, Australia

WorldMark Coffs Harbour

All Seasons Pacific Bay Resort

Pacific Highway & Bay Street

Coffs Harbour New South Wales

Australia

WorldMark Lake Chelan

235 W. Manson Highway

Chelan, WA 98816

WorldMark McCall

815 Sorrel Court

McCall, ID 83638

WorldMark Pismo Beach

140 Ocean View Avenue

Pismo Beach, CA 93449

WorldMark Pokolbin Hills

Corner McDonalds & Broke Road

Pokolbin, New South Wales

Australia

WorldMark Port Macquarie

2 Murray Street

Port Macquarie

New South Wales, Australia

WorldMark Port Stephens

5 Horizons Drive

Salamander Bay

New South Wales 231, Australia

WorldMark Schooner Landing

201 N.W. 66th Drive

Newport, OR 97365

WorldMark Valley Isle

4327 Lower Honoapiilani

Lahaina, Maui, HI 96761

Xurupita Holiday Resort

Rua B 27-28 Vila Xurupita

Porto Segura, Bahia, Brazil

Zorgvliet Private Residence Club at Ka’Ingo Private Reserve & Spa

Bulgerivier

P.O. Box 580

Vaalwater 0530, South Africa

RESORTS WITH 6 — 10 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

Accor Vacation Club at Novotel Palm Cove Resort

Coral Coast Drive

Cairns, Queensland 4879, Australia

Alf Leila Wa Leila

South of Agawish

South Hurghada

Hurghada, Egypt

Alia Club, The

Limani Hersonisou

Crete, Greece

Alii Kai II

3830 Edwards Road

Princeville, Kauai, HI 96714

Apartamentos Amarilis

Avenida V-3

Praila de Rocha

Portimao, Algarve, 8500, Portugal

Atlantic Beach Casino Resort

319 Atlantic Avenue

Westerly, RI 02891

Aurum Vacation Club

Matyas Kiraly Setany 3

Hajduszoboszlo, 4200 Hungary

Balboa Club

Avenida Camaron Sabalo s/n

Mazatlán, Sinaloa 82110, Mexico

Belize Vacation Club

Coconut Drive, Ambergris Caye

P.O. Box 62

San Pedro, Belize

Bóvedas de Santa Clara

Carretera 8 No. 39-114

San Diego, Cartagena DC, Colombia

Brandermill Resort & Marina Timeshare

13550 Harbour Pointe Parkwawy

Midlothian, VA 23112

Branson Thousand Hills

2800 Green Mountain Drive

Branson, MO 65616

Bungalows Los Robles

c/Tomas Morales

9 Urb. Sonnenland

San Bartolomé de Tirajana

Maspalomas, Gran Canaria 35100

Canary Islands, Spain

Calabogie Highlands Vacation Villas

1234 Barryvale Road

Calabogie, Ontario K0J 1H0

Canada

Chapel Stile at Langdale Estate

Langdale Estate

Great Langdale, Nr. Ambleside,

Cumbria LA22 9JD, United Kingdom

Christmas Mountain Resort

Christmas Mountain Road

Glen, NH 03838

Club Casablanca

Parroquia Tonchigue

Resinto Same

Esmeraldas, Ecuador

Club del Bosque

42 entre Av. Mar del Plata y Mar Azul

Villa Gesell, Buenos Aires, Argentina

Club Delta at Club Mykonos II

Ornos

Mykonos 84600, Greece

Club Estela Dorada at Gruphotel Club Novelty

Calle Berlin, 5

Salou, Tarragona 43840, Spain

Club Mondial International at Residence Van Gogh

Parmentierlaan 209-211

Knokke 83000, Belgium

Club Mykonos II

Ornos

Mykonos 84600, Greece

Club Pacific Queenstown

14 Yewlett Crescent, Frankton

Queenstown, New Zealand

Club Pacific Westharbour

327 Hobsonville Road

Hobsonville, Auckland, New Zealand

Club Playa Vista at Copacabana

c/o Aztec Country Club

c/Libra Urb. Riviera del Sol

Mijas-Costa, Málaga 29647, Spain

Club Royale at Copacabana

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647, Spain

Club Royale at Sierra Blanca

c/o Aztec Country Club

Calle Libra, Urb. Riviera del Sol

Mijas-Costa, Málaga 29647

Spain

Club Sol y Vista at Hotel Puerto Azul

Av. de la Cornisa

Puerto Rico, Gran Canaria 35139

Canary Islands, Spain

Club Suites on Malta

Eden Bay Resort

St. George’s Bay, St. Julian’s STJ 07

Malta

Condorama International

#1 Beau Soleil

Beaupré, Québec G0A 1E0, Canada

Coral Sands Beach

3611 Collins Avenue

Miami Beach, FL 33140

Corfu Resort

Apraos, Kalamaki

Corfu, Greece

Dawn Beach Club

144 Oyster Pond Road

Philipsburg, St. Maarten

Dutch Caribbean

Eaglewood at Ruttger’s Sugar Lake Lodge

1000 Otis Lane

Cohasset, MN 55721

El Bergantín Menorca Club

Urb. Playas de Fornells

Fornells, Menorca 07748

Balearic Islands, Spain

Elterwater Hall at Langdale Estate

Langdale Estate

Great Langdale

Nr. Ambleside, Cumbria LA22 9JD

United Kingdom

Exclusivacations at Miami Beach

6525 Collins Avenue

Miami Beach, FL 33141

F.D.R. Vacation Club

Runaway Bay

St. Ann, Jamaica

Fox Run Resort

1923 Walker Trail

Pigeon Forge, TN 37876

Glacier Ridge Condos at Devil’s Head

S6330 Bluff Road

Merrimac, WI 53561

Grand Cascades Lodge

3 Wild Turkey Way

Hamburg, NJ 07419

Great Links Resorts at Desert Canyon

800 Desert Canyon Boulevard

Orondo, WA 98843

Great Links Resorts at Dungeness

1963 Woodcock Road

Sequim, WA 98382

Harbor at Depoe Bay, The

34 Sunset Street

Depoe Bay, OR 97341

Harbor Vacations Club

1880 Harbor Island G. Dock

San Diego, CA 92101

Harbourside II

1141 Broad Creek Road

New Bern, NC 28560

Harbourview Villas at South Seas Resort

950 Plantation Road

Captiva, FL 33924

Heffley Boutique Inn

3185 Creekside Way

Sun Peaks, British Columbia V0E 1Z1

Canada

HHoliday Vacation Club

Boulevard Morazan

1era Calle 11 Avenue

San Pedro Sula, Honduras

Hipocampus Resort

Brown 240, Villa Carlos Paz

Córdoba 5152, Argentina

Hostería San José

Manuel Burbano S/N. 171759

Quito, Ecuador

Hotel and Club de Playa el Parador

Punta Quepos, Aguirre, Puntarenas

Quepos, Costa Rica

Hotel Calinda Cabo Baja Quality Inn

4.5 Transpeninsular Hwy. to La Paz

Cabo San Lucas, B.C.S. 23400

Mexico

Hotel Cola de Caballo

Ctra. a Cola de Caballo Km. 6

Santiago, Nuevo Léon, Mexico

Hotel Jalim

Av Cel Cirilo S/N Centro

Caldas Novas, Brazil

Hotel São Sebastião da Praia

Avenida Campeche, 1373

Florianópolis, Brazil

Hotel Terraza del Pacífico

Playa Hermosa Jaco CR, 168 Jaco

Puntarenas, Costa Rica

Huerta Grande Village Resort

Av. Buenos Aires S.

Huerta Grande, Córdoba

Argentina

Iguassu Resort

Av. das Cataratas, 6845

Foz do Iguazu, Parana 85850-000

Brazil

Inn at Los Abrigados, The, and ILX Premiere Vacation Club at The Inn at Los Abrigados

170 Portal Lane

Sedona, AZ 86336

Inn at St. Ives, The

9940 St. Ives Drive

Stanwood, MI 49346

Itacare Village

Rodovia Ilheus Itacare, Km. 64

Bahia 45530-000, Brazil

Kaanapali Keys at Papakea Beach Resort

3543 Honoapiilani Highway

Lahaina, Maui, HI 96761

Kaimanawa Lodge

Taupahi Road

Turangi, New Zealand

Ke Nani Kai

Kepuhi Place

Kalua Koi, Molokai, HI 96770

Ketch Court

6 Lighthouse Road

Hilton Head Island, SC 29938

Kona Islander Vacation Club

75-5778 Kuakini Highway

Kailua-Kona, Hawaii, HI 96740

Kultakivi

Putikko 58550, Finland

Kyriad Torcy

3, Avenue Jean Moulin

Torcy 77200, France

Gruphotel Club Gemelos 15

Av. Montecarlo s/n, Rincón de Loix

Benidorm, Alicante 03500, Spain

La Sammana

1400 West Brigantine Boulevard

Brigantine Beach, NJ 08203

La Victoria Casa de Campo

Ruta 42, Km. 9, Tomas Jofre

Mercedes, Buenos Aires, Argentina

Lady Luck Resort Casino

206 N. 3rd Street

Las Vegas, NV 89101

Laguna Vacation Club at Angsana Resort & Spa

Site A4 Lagoi

Bintan Island

Bintan, Indonesia

Lake Marion Resort and Marina

510 Ragtime Trail

Route 2, Box 945

Santee, SC 29142

Lantern Bay Resort

100 Lantern Bay Road

Branson, MO 65616

Las Brusquitas

Ruta Provincial 77

Paraje Las Brusquitas

Miramar 7607, Argentina

Lepokatti

Vuokatinrinne

Vuokatti 88610, Finland

Lifetime Vacation Club at Miraflores II

Carretera de Cádiz Km. 199

Mijas-Costa, Málaga 29647, Spain

Lion Resorts — Club Alias Aliathon Holiday Village

Poseidonos Avenue

Kato Paphos, 8063, Cyprus

Lodges at Fox Hollow Lake, The

50 StoneBridge Parkway

StoneBridge Village

Branson West, MO 65737

Luna Runtún Resort and Spa

Caserio Runtún Km. 6

Baños, Tungurahua, Ecuador

Mandalay Shores Resort

5226 Neptune Square

Oxnard, CA 93035

Mansión del Río

Bahia Paraiso

Aldea San Felipe de Lara

Río Dulce

Livingston, Izabal, Guatemala

Manteo Beach Club

3766 Lakeshore Road

Kelowna, British Columbia V1W 3L4

Canada

Marti Vacation Club at Tekirova

Tekirova

Kemer, Antalya 07980, Turkey

Menam Riverside Hotel

2074 Charoenkrung Road

Bangkorlaem, Bangkok 10120

Thailand

Mercure Grand San Moritz

10-18 Brunswick Street

Queenstown 9197

New Zealand

Mount Malarayat Golf & Country Club

Barrangay Dagatan

Lipa City, Batangas Province

Philippines

Mountainview Resort

263 Main Street

Jackman, ME 04945

Night Heron Loft

8 Lighthouse Road

Hilton Head Island, SC 29928

Ocean Club at Jamaica Inn, The

Main Street

P.O. Box 1

Ocho Rios, Jamaica

Ocean Watch Beach Club

Cayuga Street Ocean Bay Park

Ocean Watch Beach, NY 11770

Ocho Cascadas

Villas Ocho Cascadas

Apartado 495

Puerto Vallarta, Jalisco, Mexico

Old Killarney Village

Aghadoe

Killarney, County Kerry, Ireland

Options by MacDonald at Dalfaber Resort Chalets

Dalfaber Estate

Aviemore, Inverness

Scotland PH22 1ST, United Kingdom

Options by MacDonald at Forest Hills Hotel and Resort II

Forest Hills Hotel

Kinlochard

Aberfoyle by Stirling, FK8 3TL

United Kingdom

Oreti Village

Mission Bay Drive

Pukawa Bay, Lake Taupo Road

Pukawa, New Zealand

Palace View Resort

700 Blue Meadows Drive

Branson, MO 65616

Paradise Point Resort

250 Lakewood Drive

Hollister, MO 65672

Paraíso del Sol

Cabarete Road

Cabarete, Puerto Plata

Dominican Republic

Peaceful Bay Resort and Club

137 Peaceful Lane

Lakeside, MT 59922-0556

Pebble Beach Village

Urb. Amarilla Golf

San Miguel de Abona, Tenerife

Canary Islands, Spain

Pinares de Punta del Este Vacation Club

Camino de la Laguna, Parada 34

Punta del Este, Uruguay

Pirates Cove Resort

3501 South Atlantic Avenue

Daytona Beach Shores, FL 32127

Pivko Village

Kibbutz Kabri

D.N. Oshrat 25120, Israel

Plantation Club Villas

18 Lighthouse Road

Hilton Head Island, SC 29928

Racquet Club Villas

108 Lighthouse Road

Hilton Head Island, SC 29938

Résidence Acropolis

58 Boulevard Risso

Nice 06300, France

Residence Berghof

Am Predigtstuhl 4

St. Englmar 94379, Germany

Residence Club at Hotel McCall

1101 North 3rd Street

McCall, ID 83638

Residence Club South Shore

180 Elks Point Road

Zephyr Cove, NV 89448

Résidence le Christiania

Alpe D’Huez 38750, France

Residence Van Gogh

Parmentierlaan 209-211

Knokke 83000, Belgium

Résidôtel Le Stanley

Rue de la Riviera

Noumea 98845, New Caledonia

Resorts West at Surfside Inn

31512 “J” Place

Ocean Park, WA 98640

Rockridge Townhomes

1000 Atlantic Lode Drive

Breckenridge, CO 80424

Royal Aloha Vacation Club at Lantern Bay Condominium

200 Lantern Bay Road

Branson, MO 65616

Sea Horse Inn

Km. 25 Via a San Luis

San Andres Isla, Colombia

Sea Scape Quarters

441 South Sea Scape Drive

Kitty Hawk, NC 27949

Seasons at Whistler, The

4368 Main Street, Suite 106

Whistler, British Columbia V0N 1B4

Canada

Seaview Condominiums

115 North Miller Street

Rockaway Beach, OR 97136

Seawinds II Resort

128 Olde Wharf Road

Dennisport, MA 02639

Sedes Vacation Club at Parque Albatros

Golf del Sur

San Miguel de Abona

Tenerife, Canary Islands, Spain

Shawnee Inn

River Road

Shawnee-On-Delaware, PA 18356

Shengteng Vacation Club

Howard Johnson Resort Sanya Bay

Haipo Development Zone, Sanyawan Road

Sanya, Hainan 572000, China

Siam Thani

391/51 Moolo Tapaya Road

Pattaya City 20260, Thailand

Somni Aranes

Residencia Los Abetos

c/Monteorbison, No. 17

Edificio A, Local 2

Vielha, Lleida 25530, Spain

St. Christopher Club

P.O. Box 570

Frigate Bay

St. Kitts/Nevis

Stella del Sud

Via Nazionale 4

Caprioli di Pisciotta (SA) 84040, Italy

Swiss Garden International Vacation Club at Kuantan

2656-2657 Mikim Sungai Karang

Balok Beach, Pahang, Darul Makmur

Beserah, Kuantan 26100

Malaysia

Tivoli Vacation Club

Rua Simplicio dos Passos Gouveia, 29

Ocean Park Promenade

Funchal, Madeira, 9000-100

Portugal

Treehouse Village at Lake Forest

3801 Eagle Waters Road

Eagle River, WI 54521

Trillium Resort and Spa Limited

848 Clearwater Lake Road

Port Sydney, Ontario P0B 1L0

Canada

Vacation Internationale — Hololani

4401 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Vacation Internationale — Kihei Kai Nani

2495 South Kihei Road

Kihei, Maui, HI 96753

Vacation Internationale — Oceanside Marina Inn

2008 Harbor Drive North

P.O. Box 3543

Oceanside, CA 92054

View Talay Villas Holiday Resort

404/5 Moo 12 Thapraya Road

Jomtien Beach, Chonburi 20260

Thailand

Vila Baia

Rua Alfredo do Nascimento Baptista

Lote 35, R/C

Luz, Portugal 8600-152

Village La Corte

Rua Dos Lirios, 3 Village I

Porto Seguro, Bahia 45810-000

Brazil

Villas of Gold Mountain

348 Bear Run Road

Clio, CA 96101

Villas Mediterráneas

Hortencias Sur s/n L. 49

Puerto Vallarta, Jalisco 48390, Mexico

Wildwood Shores

1 Pine Boulevard

Huntsville, TX 77340

Windemere

523 South Ocean Boulevard

North Myrtle Beach, SC 29598

Wintergreen at Midway

800 Lime Canyon Road

Midway, UT 84049

WorldMark at Golden Beach

75 The Esplanade

Caloundra, Queensland 4100

Australia

Zorgvliet Private Residence Club at Alluvia Specialist Winery

Glen Arum Road

P.O. Box 6365, Stellenbosch

South Africa

Zorgvliet Private Residence Club at Zorgvliet Vineyard Lodge and Spa

Bonhoek Valley

Helshoogate Pass

Stellenbosch 7599, South Africa

RESORTS WITH 1 – 5 UNITS PARTICIPATING AND AVAILABLE FOR OCCUPANCY

Absolute Private Residence Club at Jinqiao

No. 55 Guangqumen Beili

Beijing (Chong Wen District), China

Accor Vacation Club at Mercure Grand San Moritz

10-18 Brunswick Street

Queenstown 9197, New Zealand

Accor Vacation Club at Novotel Lake Crackenback

Alpine way via Jindabyne

Snowy Mountains, New South Wales

Australia

Ähtäri Loma-Club

Moksunsalontie

Ahtari 63700, Finland

Andorra II

Playa de las Américas

Tenerife, Canary Islands, Spain

Batam View Beach Resort

Jalan Hang Lekir

Nongsa, Batam Island, Indonesia

Beach Republic Royal Nirvana Private Residences

176/34 M. 4 Tambon Maret

Koh Samui, Suratthani 84310

Thailand

Beaver Village Condominiums

50 Village Drive

Winter Park, CO 80482

Beech Manor

101 Charter Hills Road

Banner Elk, NC 28604

Birdland Home and Holidays

Golf út. 2

Bükfürdö, Hungary

Blackbird Lodge Timeshare Program

305 8th Street

Leavenworth, WA 98826

Bogmallo Beach Resort

Bogmallo Beach

Goa, India

Branson Thousand Hills

2800 Green Mountain Drive

Branson, MO 65616

Canyon Woods Grande International Vacation

Canyon Woods Residential Resort

Laural 4221, Philippines

Classic Cruisers at Bray Marina

Bray Marina

Monkey Island Lane

Bray, Berkshire SL6 2EB, Great Britain

Club Flamingo

Calle Princesa Ico, N° 15

Apartamento Timanfaya

Puerto del Carmen, Lanzarote

Canary Islands, Spain

Club Marina Tenerife Sur

Avenida Tavio

Costa del Silencio, Tenerife 38360

Canary Islands, Spain

Club Vacacional Coomeva at Club de Los Andes

Km. 35 Via Cali

Popayan 31581, Colombia

Colinas del Faro

Urb. El Faro, Colinas del Faro

Mijas-Costa, Málaga, Spain

Deckshare Club at Anderton Marina Canalboats

Anderton, Nr. Manchester

United Kingdom

Donato House Hotel, The

1080 Mosley Street

Wasaga Beach, Ontario L0L 2P0

Canada

Durango Riverside Resort & R.V. Park

13391 County Road 250

Durango, CO 81301

El Ocotal

Playa Ocotal, Carrillo

Playa del Coco, Guanacaste

Costa Rica

Executive Timbers Resort and Golf Club

190 Devil’s Pool Road

Ridgedale, MO 65739

Fern Hill Club

San San Mile Gully Road

Port Antonio, Jamaica

Fisherman’s Village at Jot’s Resort

93460 Wedderburn Loop

Gold Beach, OR 97444

47 Park Street by Marriott Grand Residence Club

47 Park Street

Mayfair, London W1K 7EB

United Kingdom

Four Seasons Pacifica

2600 Avenida del Presidente

San Clemente, CA 92672

Frontenac Shores

R.R. #2

Cloyne, Ontario K0H 1K0, Canada

Grand Lodges

89000 Government Camp Loop Road

Government Camp, OR 97028

Great Bay Beach Hotel & Casino

Great Bay

St. Maarten, Dutch Caribbean

Great Links at Moses Point

6432 Melby Way NE

Moses Lake, WA 98837

Great Links at Resorts at Homestead Farms

115 E. Homestead Boulevard

Lynden, WA 98264

Holiday Club Åre

Tegefjall, Åre 83013

Sweden

Holiday Club – Pattaya Hill Resort

329 Pratumnug Road

Pattaya City, Chonburi 20260

Thailand

Hotel Eigerblick

Grindelwald

Switzerland

Jambo Vacation Club at I Giardini di Atena

SP Lecce – Vernole Km. 4

Merine di Lizzanello (Lecce) 73020

Italy

Kermikkä

Kermikkätie

Saariselkä 99830, Finland

Killarney Country Club

L.S. Faha, Killarney

County Kerry, Ireland

La Orquidea Heights

C/D Jose Orbaneja s/n

Sitio de Calahonda

Mijas-Costa, Málaga 29650, Spain

Laguna Holiday Club at Sheraton Grande Island Villas

10 Moo 4, Srisoonthorn Road

Tambol Cherng Talay, Talang

Phuket 83110, Thailand

Laguna Holiday Club at Sheraton Private Pool Villas

10 Moo 4, Srisoonthorn Road

Tambol Cherng Talay, Talang

Phuket 83110, Thailand

Lakes of the North

8548 Pineview

Mancelona, MI 49659

Lawai Beach Resort – Lika Lani Building

5017 Lawai Road

Koloa, Kauai, HI 96756

Le Soleil Vacation Ownership Club

567 Hornby Street

Vancouver, British Columbia V6C 2E8

Canada

Lion Resorts – Club Akamas

Akamanthea Holiday Village

Polis, Pafos 66301, Cyprus

Llethr House Vacation Club

Llethr House

Pendine

Carmarthenshire SA33 4PE

United Kingdom

Mar y Sol

Trasera Victoria Court

Los Cristianos, Tenerife E-38650

Canary Islands, Spain

Mercure Grand Hotel Internacional Foz

Rua Almirante Barroso, 2006

Parana, Brazil

Na Pali Kauai Club Alii Kai II

3830 Edwards Road

Princeville, Kauai, HI 96714

Nihi Kai Villas

1870 Hoone Road

Koloa, Kauai HI 96756

Ocean Isle Beach Club

18-3 Causeway Drive, S.W.

Ocean Isle Beach, NC 28469

Oceana Private Club

13 Ingleside Road

Stellenbosch, Camps Bay 7599

South Africa

Options by Macdonald at Elmers Court Country Club & Resort

South Baddesley Road

Lymington, Hampshire SO41 5ZB

United Kingdom

Options by Macdonald at Forest Hills Hotel and Resort II

Forest Hills Hotel

Kinlochard

Aberfoyle by Stirling FK8 3TL

United Kingdom

Pafiana Heights

Pafiana Road

Yeroskipou-Konia

Paphos 8102, Greece

Paki Maui Beach Villas

3615 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Papakea Beach Resort

Hawaii Properties Ltd.

3543 Honoapiilani Highway

Lahaina, Maui, HI 96761

Pattaya Hill Resort

329 Kao-Praratamnak Hill

Pattaya City, Banglamung District

Chonburi 20260, Thailand

Penhaven Cottages

Rectory Lane

Parkham, Nr. Bideford

Devon EX39 5PL, Great Britain

Phoenix, The

2315 Après Ski Way

Steamboat Springs, CO 80487

Pine Ridge Inn Vacation Club

1200 S.W. Century Drive

Bend, OR 97702

Pinnacle, The

2507 South Ocean Boulevard

North Myrtle Beach, SC 29582

Plantation Bay Villas

South Seas Plantation

Captiva Island, FL 33924

Point-to-Point Destinations – Glacier’s Reach

323-4388 Northlands Boulevard

Whistler, British Columbia V0N 1B4

Canada

Points North Inn

101 Michigan Avenue

Charlevoix, MI 49720

Port Villas

226 South Seas Drive

Hilton Head Island, SC 29938

Pyramid Resort Vacation Club

Km. 57 Carretera Libre La Misión

La Misión, B.C.N., Mexico

Rachaburi Country Club

93 Moo 10 Tumbon Pakchong

Jombung District

Rachaburi 70150, Thailand

Renvyle Strand

c/o Renvyle House Connemara

County Galway, Ireland

Résidence le Silveralp

73440 Val Thorens

France

Résidence Les Bergers

Rocher Soleil Zac des Bergers

38 Alpe D’Huez

L’Alpe d’Huez 38750, France

Résidence les Hameaux du Mont d’Arbois

411 Route du Mont d’Arbois

Zac du Colet, P.O. Box 74120

Megeve 74120, France

Residences at Green Valley Spa Townhomes

1999 West Canyon View Drive

St. George, UT 84770

Residencial Diana

Camino de Cortes

Ctra. de Cádiz, Km. 168

Estepona, Málaga 29688, Spain

Resorts West Vacation Club at Cabana Club Condominium

7530 Birch Bay Drive

Blaine, WA 98230

Resorts West Vacation Club at Embarcadero Resort

1000 S.E. Bay Boulevard

Newport, OR 97365

Resorts West Vacation Club at Kala Point Village

20 Village Drive

Port Townsend, WA 98368

Rodd Mill River Resort

Highway #136, O’Leary

Prince Edward Island C0B 1V0

Canada

Royal Club

6, Avenue Pierre Loti

La Baule 44500, France

Sandy Square

11901 119th Street

Ocean City, MD 21842

Sea Mountain

95-789 Ninole Loop Road

Punalu’u, Hawaii, HI 96777

Sea Village

75-6002 Alii Drive, Suite 10-A

Kailua-Kona, Hawaii, HI 96740

See the Sea

4465 Ocean Boulevard

San Diego, CA 92109

The Sentinels at Kirkwood Private

1050 Kirkwood Meadows Drive

Kirkwood, CA 95646

Snowater

10500 Mount Baker Highway

Glacier, WA 98244

Somni Aragonés

Ed. Monteski

Prov. Huesca

Formigal-Sallent de Gallego 22640

Spain

Spinnaker Penthouse 901

3513 South Ocean Boulevard

Suite 901

North Myrtle Beach, SC 29598

Summerfield Condo Resort

2425 Summerfield Way

Kissimmee, FL 34741

Sun Colony

200 Sun Colony Boulevard

Longs, SC 29568

Sunborn Vacation Club

Matkailijantie 2

Naatali, Finland

Sunchase Beachfront Condominiums

1010 Padre Boulevard

South Padre Island, TX 78597

Tahoe Vacation Condominiums

261 Quaking Aspen

Stateline, NV 89449

Tamarack Lodge

2035 US 31 North

Traverse City, MI 49686

Tattershall Park Country Club

Sleaford Road

Tattershall, Lincolnshire, LN4 4LR

United Kingdom

Tranquility Bay

2600 Overseas Highway

Mile Marker 48.5

Marathon, FL 33050

Tropical Suites at Hacienda Resort

Hacienda Resort

Cofresi

Puerto Plata, Dominican Republic

Tropical Trades at Paki Maui

3615 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Twin Oaks Villas

70 Plantation Drive

Hilton Head Island, SC 29938

Vacation Club at Le Meridien Kathmandu

Gokarna Forest Golf Resort & Spa

Rajnikunja, Gokarna, Kathmandu, Nepal

Vacation Internationale – Kittyhawk Resort

The Pines at Summer Meadow Road

Sunriver, OR 97707

Vacation Internationale – Tahoe Beach & Ski Club

3601 Lake Tahoe Boulevard

South Lake Tahoe, CA 96150

Valley Isle

4327 Lower Honoapiilani Highway

Lahaina, Maui, HI 96761

Villagio Italia

Av. Dr. Claudio Jose Gueiros Leite

10.161, Maria Farinha, PE

Recife, Brazil

Villas de Menorca

Club Santiago

Manzanillo, Colima 28860, Mexico

Whaler, The

2481 Kaanapali Parkway

Lahaina, Maui, HI 96761

World International Vacation Club – Villacana

Km. 165 Carretera de Cádiz

Estepona, Málaga, Spain

Zorgvliet Private Residence Club at Dinkweng Safari Camp

New Ellisras Road

P.O. Box 580

Vaalwater 0530, South Africa

Zorgvliet Private Residence Club at Riviera on Vaal

Mario Milani Drive

Vereeniging 1939 South Africa

PROGRAMS WITH 1,000 OR MORE MEMBERS

Absolute Private Residence Club at

– Jinqiao

– Q Signature Spa and Resort

Acadia Village Resort

Accor Vacation Club

– Coral Coast Palm Cove

– Freshwater Point Resort

– Grand Mercure Basildene Manor

– Grand Mercure Bowral

– Grand Mercure Bussleton

– Grand Mercure Forest Resort

– Grand Mercure Hotel Lofty House

– Grand Mercure Melbourne

– Grand Mercure Oakridge Resort

– Grand Mercure Pinnacle

– Grand Mercure Pinnacle Valley Resort

– Grand Mercure Puka Park Resort

– Grand Mercure The Links

– Grand Mercure The Vines

– Grand Mercure The Vintage

– Hotel St. Moritz Queenstown

– Legends Hotel Surfers Paradise

– Mermaid Beach Apartments

– Novotel Lake Crackenback Resort

– Novotel Nusa Dua Apartments

– Novotel Pacific Bay Resort

– Turtle Beach Resort Mermaid Beach

– Twin Waters Sunshine Coast

Alanda Club Marbella

American Resorts International Holiday Network

– Alpenland Sporthotel

– Maria Alm

– St. Johann Im Pongau

Americano Beach Resort, The

AmeriSuites Vacation Club at Calypso Cay

Aquarius Vacation Club at Boquerón Beach

Aquarius Vacation Club at Embassy Suites

Atlantic Club Reserva de Marbella

Avalon Excalibur

Avalon Grand All Inclusive Vacation

Avalon Reef Club

Avenue Plaza Resort

Beach House Seaside Resort

Beach Quarters

Blue Seas Resort & Spa

Blue Tree Resort at Lake Buena Vista

BlueBay Beach Club

Bluebeard’s Beach Club & Villas

Bluegreen Vacation Club

– Beach Club I

– Dolphin Beach Club

– Estero Island Beach Club

– Falls Village, The

– Four Winds Beach Resort

– Harbour Lights

– Laurel Crest Resort

– Lodge Alley Inn, The

– Mariner’s Boathouse & Beach Resort

– MountainLoft Resort

– Sanibel Beach Club I

– Sanibel Beach Club II

– Shenandoah Crossing Resort

– Shore Crest Vacation Villas

– South Shore Club

– Surfrider Beach Club

– Windward Passage Resort

Cabins at Green Mountain

Cabo Villas Beach Resort

California Vacation Club

– Desert Breezes

– Indian Palms Vacation Club

– Lodge at Kingsbury Crossing

– RiverPointe Napa Valley

– Scottsdale Camelback Resort

Caribbean and Dream Buildings at Ocean Landing

Caribbean Palm Village

Carriage House at Pocono Manor

Castillo Beach Club

Christie Lodge, The

Cibola Vista Resort & Spa

Club Cala de Palmas

Club Casa Dorada Spa & Golf Resort

Club Cascadas de Baja

Club de Soléil

Club Destin Resort

Club Estela Dorada

– Gruphotel Club Marina Arpon

– Gruphotel Aldea del Mar

– Gruphotel Club Jardines Paraisol

– Gruphotel Club Mediterranean Cala Pi

– Gruphotel Club Riviera

– Salou Aquamarina

– Gruphotel Club El Tartar

– Gruphotel Club Novelty

– Gruphotel Club Ogisaka Garden

Clubhotel am Kreischberg

Club In

Club Internacional de Cancún

Club Navigo

– Charter Club Resort on Naples Bay

– Cove at Ormond Beach, The

– Crescent, The

– Grand Seas Resort

– Liki Tiki Village

Club Prestige

Club QM

– Club QM at Kingsbury Crossing

– Club QM at Ridge Sierra, The

– Club QM at Thunderbird Resort Club

– Club QM at Northlake Lodges and Villas

Club Vacacional Coomeva

– Club de Los Andes

– Mendihuaca Carribean Resort

Coconut Mallory Marina and Resort

Coconut Palms Beach Resort

Colonial Crossings of Williamsburg

Condohotel Villa del Mar

Corail Royal Marina

Corail Royal Plage

Coral Costa Caribe

Cove at Yarmouth, The

Creekside Village

David Walley’s Resort – A Quintus Resort

Diamond Resorts International – THE Club

– Alpine Club, The

– Alpine Club Schliersee Resort

– Bent Creek Golf Village

– Burnside Park Owners Club

– Cala de Mar

– Club Blanca

– Club de Carmen

– Cromer Country Club

– Cypress Pointe Grande Villas

– Cypress Pointe Resort

– Daytona Beach Regency

– Desert Paradise Resort

– Flamingo Beach Resort

– Gala Fjellgrend

– Garden Lago

– Grand Beach Resort II

– Greensprings Vacation Resort

– Historic Powhatan Resort, The

– Island Links Resort

– Jardines del Sol

– Kaanapali Beach Vacation Resort

– Kenmore Club, The

– Lake Tahoe Vacation Resort

– Le Club Mougins

– Le Manoir des Deaux Amants Resort

– Le Resience Normandie

– London Bridge Resort II

– Los Amigos Beach Club

– Palazzo Catalini Resort

– Palm Springs Marquis Villas

– Pine Lake Resort

– Point at Poipu, The

– Polynesian Isles

– Ridge on Sedona Golf Resort, The

– Ridge Pointe, The

– Royal Dunes

– Royal Oasis Benal Beach, The

– Royal Oasis Club at Pueblo Quinta

– Royal Palm Beach Resort

– Royal Regency

– Royal Sunset Beach Club

– Royal Tenerife Country Club

– Sahara Sunset Resort

– San Luis Bay

– Santa Barabara Golf & Ocean Club

– Scottsdale Links Resort

– Scottsdale Villa Mirage

– Sedona Springs Resort

– Sedona Summit

– Suites at Fall Creek, The

– Suites on Malta

– Sunset Bay Club

– Sunset Harbor Club

– Sunset View Club

– Thurnham Hall

– Vilar do Golf Resort Club

– Villas at Poco Diablo Resort

– Villas of Sedona

– Villas de Santa Fe Resort

– Westgate South Beach

– White Sands Beach Club

– White Sands Country Club

– Woodford Bridge Country Club

– Wychnor Park Country Club

Divi Village

Eagle Point

Edgewater Beach Resort

El Cid Vacation Club

El San Juan Towers

Ellington at Wachesaw Plantation East

Equivest Vacation and Travel Club

– Atlantic Beach Villas

– Blue Ridge Village

– Branson Thousand Hills

– Equivest Sands

– Laurel Point Condominiums

– Mirror Lake/Tamarack

– Ocean Club

– Outer Banks Beach Club I

– Outer Banks Beach Club II

– Peppertree By the Sea

– Sandpebble Beach Club

– Sea Mystique

– Wild Wing Golf Village

Es Pueto

Escapes! to the Gulf at Orange Beach

Escapes Travel Choices Club

– Escapes! to Galveston

– Escapes! to Greens at Bella Vista, The

– Escapes! to Gulf at Orange Beach, The

– Escapes! to Hot Springs

– Escapes! to Stonebridge Village

– Escapes! to Tropical Breeze at Panama City Beach

Fairfield Fairshare Plus Club

– Star Island Resort

– Wyndham Royal Vista

– Wyndham Governor’s Green

Fairmont Vacation Villas at Hillside

Fairmont Vacation Villas at Mountainside

Fairmont Vacation Villas at Riverside

Falcon Point

Festiva’s Adventure Club

– Atlantic Beach Villas

– Blue Ridge Village

– Cabins at Green Mountain

– Church Street Inn

– Ellington at Wachesaw

– Equivest Sands

– Mirror Lake/Tammarack

– Ocean Club

– Peppertree at Thousand Hills

– Peppertree by the Sea

– Rangeley Lake Resort

– Sandpebble Beach Club

– Sea Mystique

– Stormy Point Village Resort

– The Yachtsman Resort

– Wild Wing Golf Village

Flagship Resort, The

Flamingo Club

Fort Lauderdale Beach Resort

Four Seasons Residence Club Aviara

Galleria at Split Rock

Gardenia Plaza Resort II

Gardens at West Maui, The

Gatlinburg Town Square

Grand Lodge on Peak 7

Grand Regency Resort at Thousand Hills

Grand Seas Resort

Grand Sharm Resort

Grand Timber Lodge

Hacienda Encantada Resort and Spa

Hanalei Bay Resort Club

Harbor Ridge

Harborside at Atlantis

Hippocampus Beach International Resort

Holiday Park Resort

Holly Tree Resort Hotel

Hyatt Vacation Club

– Highlands Inn

– Hyatt Beach House Resort

– Hyatt Coconut Plantation

– Hyatt Grand Aspen

– Hyatt Hacienda del Mar

– Hyatt High Sierra Lodge

– Hyatt Main Street Station

– Hyatt Mountain Lodge

– Hyatt Piñon Pointe

– Hyatt Siesta Key Beach

– Hyatt Sunset Harbor Resort

– Hyatt Wild Oak

– Hyatt Windward Pointe

– Northstar Lodge, a Hyatt Residence

– Residences at Park Hyatt Beaver Creek

ILX Premiere Vacation Club

– Bell Rock, Sedona

– Carriage House, The

– Golden Eagle at Crags Lodge

– Inn at Los Abrigados, The

– Kohl’s Ranch Lodge

– Roundhouse Resort

– Sea of Cortez Beach Club

– Sedona Vacation Club at Los Abrigados Resort and Spa

– Scottsdale Camelback

– Varsity Clubs of America – South Bend Chapter

– Varsity Clubs of America – Tucson Chapter

InnSeason Resorts – Falls at Ogunquit, The

InnSeason Resorts – Pollard Brook

InnSeason Resorts Vacation Club

– InnSeason Resorts Captain’s Quarters

– InnSeason Resorts Cove at Yarmouth, The

– InnSeason Resorts Falls at Ogunquit, The

– InnSeason Resorts HarborWalk

– InnSeason Resorts Mountainview

– InnSeason Resorts Pollard Brook

– InnSeason Resorts Sea Mist Resort

– InnSeason Resorts South Mountain

– InnSeason Resorts Surfside

Island Residence Club at Golden Sands

Island Seas Resort

Island Village – The Heights

Jockey Club, The

Kahana Beach Vacation Club

Kahana Villa Vacation Club

King’s Creek Plantation

Kona Coast Resort Interval Ownership, The

Kona Coast Resort II

La Cabana Beach & Racquet Club

Lagos de Fañabe II

Lawrence Welk Resort Villas

Lawrence Welk’s Desert Oasis

Legacy Vacation Club Lake Buena Vista

Legacy Vacation Club Orlando

Legacy Vacation Club Orlando - Oaks

Legacy Vacation Club Orlando - Spas

Legacy Vacation Club Palm Coast

Legend Worldwide Holidays

– Legend Resort Cherating, The

– Legend Hotel and Apartment Kuala Lumpur, The

Liki Tiki Village

London Bridge Resort

Los Cabos Golf Resort

Magic Tree Resort

Margarita International Resort

Marriott’s Aruba Ocean Club

Marriott’s Aruba Surf Club

Marriott’s Asia Pacific Club

– Marriott Vacation Club at Mai Khao Beach

– Marriott Vacation Club at The Empire Place

Marriott’s Barony Beach Club

Marriott’s Canyon Villas at Desert Ridge

Marriott’s Club Son Antem

Marriott’s Custom House

Marriott’s Cypress Harbour

Marriott’s Desert Springs Villas

Marriott’s Desert Springs Villas II

Marriott’s Fairway Villas

Marriott’s Florida Club

– Marriott’s Beach Place Towers

– Marriott’s Grande Vista

– Marriott’s Legends Edge at Bay Point

– Marriott’s Ocean Pointe

– Marriott’s Villas at Doral

Marriott’s Frenchman’s Cove

Marriott’s Grande Lakes

Marriott’s Grande Ocean

Marriott’s Grande Vista

Marriott’s Harbour Lake

Marriott’s Harbour Point at Shelter Cove

Marriott’s Kauai Beach Club

Marriott’s Ko Olina

Marriott’s Manor Club at Ford’s Colony

Marriott’s Manor Club Sequel

Marriott’s Marbella Beach Resort

Marriott’s Maui Lahaina & Napili Villas

Marriott’s Maui Ocean Club

Marriott’s Monarch at Sea Pines

Marriott’s Mountain Valley Lodge at Breckenridge

Marriott’s MountainSide at Park City

Marriott’s Newport Coast Villas

Marriott’s Oceana Palms

Marriott’s OceanWatch Villas @ Grand Dunes

Marriott’s Phuket Beach Resort

Marriott’s Royal Palms Resort

Marriott’s Sabal Palms Resort

Marriott’s Shadow Ridge

Marriott’s Shadow Ridge Enclave

Marriott’s StreamSide

Marriott’s Summit Watch

Marriott’s SurfWatch

Marriott’s Timber Lodge

Marriott’s Village d’lle de France

Marriott’s Village de France II

Marriott’s Waiohai Beach Club

Marriott’s Willow Ridge Lodge

Maui Beach Vacation Club

Maui Schooner

Misiones del Cabo Vacation Club

Monarch Grand Vacation Club

– Monarch Grand Vacations at Cabo Azul

– Monarch Grand Vacations at Cancún Caribe

– Monarch Grand Vacations at Cedar Breaks Lodge and Spa

– Monarch Grand Vacations at Palm Canyon Resort and Spa

– Monarch Grand Vacations at Riviera Beach and Spa Resort

– Monarch Grand Vacations at Riviera Beach and Spa Resort Phase II

– Monarch Grand Vacations at Riviera Oaks Resort

– Monarch Grand Vacations at Riviera Shores Resort

– Monarch Grand Vacations at Tahoe Seasons

Mountain Laurel Resort and Spa

MountainLoft Resort

Mystic Dunes Resort and Golf Club

Oak N’ Spruce Resort

Oak Plantation

Oasis Coral

Oasis Lanz Club

Ocean Beach Club

Ocean Landings Resort and Racquet Club

Omni Cancún Hotel & Villas

Orange Tree Interval Ownership Resort, The

Oyster Bay Beach Resort

Palace Vacation Club

– Country Heights Villas

– Palace of the Golden Horses

Palace View South

Palm Canyon Resort and Spa

Palm Oasis

Panareti’s Royal Coral Bay Resort

Paradise Beach Villas

Paradise Village Beach Resort & Spa

Parkway International Resort

Pelican Resort Club

Peninsula Beach Resort

Planet Hollywood by Westgate

Playa del Sol Costa Sur (North Tower)

Playa del Sol Grand

Quarter House, The

Ramada Grand Caymanian Resort

Rancho Banderas Vacation Villas

Rangeley Lake Resort

Red Wolf Lodge at Squaw Valley

Renaissance Aruba Beach Resort & Hotel

Ridge Tahoe – A Quintus Resort, The

Ridge Top Village at Shawnee

Riviera Beach and Spa Resort II

Riviera Oaks Resort

Royal Caribbean, The

Royal Club at the Palm – Jumeira

Royal Haciendas, The

Royal Islander, The

Royal Mayan, The

Royal Sands, The

Royal Savoy Resort

Royal Vacation Suites

Sands of Kahana Vacation Club

Sea Mist Resort

Seasons

– Alto Club

– Brunston Castle

– Burn Park Country Club

– Clowance Estate and Country Club

– Club Tahiti

– Forest Hills

– Knocktopher Abbey

– Laugharne Park

– Whitbarrow Village

Shanghai SunIsland International Club

Shawnee Ridgetop Village

Shawnee River Village II

Sheraton Broadway Plantation

Sheraton Desert Oasis

Sheraton’s Vistana Resort

Snowdance Vacation Club at Ascutney Mountain Resort

Star Island Resort and Club

Starwood Vacation Network

– Harborside Resort at Atlantis

– Lakeside Terrace

– Sheraton Broadway Plantation

– Sheraton Desert Oasis

– Sheraton Mountain Vista

– Sheraton PGA Vacation Resort

– Sheraton Steamboat Resort Villas

– Sheraton Vistana Orlando

– Sheraton Vistana Villages

– Westin Desert Willow Villas

– Westin Ka’anapali Ocean Resort

– Westin Ka’anapali Ocean Resort North

– Westin Kierland Villas

– Westin Lagunamar Ocean Resort

– Westin Los Cabos Ocean Villas

– Westin Mission Hills Resort Villas

– Westin Princeville Ocean Resort

– Westin Riverfront Mountain Villas

– Westin St. John Resort and Villas, The

Steele Hill West

Stormy Point Village – Summerwinds Resort

Suites at Polo Towers, The

Sun Hills Suites

Surfside Resort

Surrey Grand Crowne Resort, The

Tahiti

Tahiti Village

Tanglewood Vacation Villas

Tenerife Royal Garden

Thunderbird Resort Club

Townes at King’s Creek Plantation, The

Trapp Family Guest Houses

Turtle Cay

Vacation Internationale

– Blackbird Lodge Timeshare Program

– Clock Tower at Whistler, The

– Elkhorn Resort at Sun Valley

– Embarcadero Resort

– Fairway Villa

– Hololani

– Kapaa Shore

– Kihei Kai Nani

– Kingsbury of Tahoe

– Kittyhawk Resort

– Oasis Villa Resort

– Oceanside Marina Inn

– Papakea

– Pines at Sunriver, The

– Point Brown Resort

– Pono Kai

– Royal Kuhio

– Sea Mountain

– Sea Village

– Tahoe Beach and Ski Club

– Torres Mazatlán

– Vallarta Torre

– Valley Isle Resort

– Village at Steamboat, The

– Villas de Santa Fe

Vacation Village at Bonaventure

Vacation Villas at FantasyWorld

Vacation Villas at FantasyWorld Two

Varsity Clubs of America

– South Bend Chapter

– Tucson Chapter

Villa del Palmar

Villa del Palmar-Cabo

Villa Roma Resort Lodges

Village at Izatys, The

Villas at Polo Towers, The

Villas at Tree Tops, The

Villas at the Boardwalk

Villas on the Green at The Welk Resort

Waterman Holiday Club

Westgate Blue Tree

Westgate Branson Lakes at Emerald Pointe

Westgate Branson Woods

Westgate Flamingo Bay Club

Westgate Historic Williamsburg

Westgate Lakes Resort

Westgate Miami Beach

Westgate Myrtle Beach

Westgate Palace

Westgate Park City Resort and Spa

Westgate Smoky Mountain Resort at Gatlinburg

Westgate Towers

Westgate Town Center

Westgate Vacation Villas

Westwood at Split Rock

Williamsburg Plantation

Willowbrook at Lake Harmony

World International Vacation Club

– Casa de la Playa

– Conchas Chinas

– Coral Mar

– La Paloma

– Mar Azul

– Villacana

WorldMark South Pacific Club

– Ballerat

– Cairns

– Cape Schank

– Coffs Harbour

– Coolangatta

– Denarau Island

– Flynn Beach

– Golden Beach

– Kirra Beach

– Pokolbin

– Port Macquarie

– Port Stephens

WorldMark, the Club

– Angels Camp

– Arrow Point

– Bass Lake

– Bear Lake

– Big Bear

– Birch Bay

– Bison Ranch

– Branson

– Cairns

– Canadian, the

– Cascade Lodge

– Clear Lake

– Coolangatta

– Coffs Harbour

– Coral Baja

– Denarau Island

– Depoe Bay

– Discovery Bay

– Dolphin Cove

– Eagle Crest

– Galena

– Gleneden

– Golden Beach

– Grand Lake

– Kapaa Shore

– Kihei

– Kirra Beach

– Kona

– La Paloma

– Lake Chelan Shores

– Lake of the Ozarks

– Lake Tahoe

– Las Vegas

– Leavenworth

– Marina Dunes

– Mariner Village

– McCall

– Port MacQuarie

– Oceanside Harbor

– Orlando

– Palm Springs

– Pinetop

– Pismo Beach

– Port Stephens

– Rancho Vistoso

– Reno

– Running Y

– Schooner Landing

– Seaside

– South Shore

– Spencer Street

– St. George

– Steamboat Springs

– Sundance

– Surfside Inn

– Valley Isle

– Victoria

– Windsor

– Wolf Creek

Zuana Beach Resort

PROGRAMS WITH 500 – 999 MEMBERS

Absolute Private Residence Club

Aruban Resort & Casino at Eagle Beach, The

Atlantic Club Hotel Tierramar

Atlantic View

Atrium Resort, The

Avalon Reef Club

Banff Rocky Mountain Resort

Bay & Beach Club

Bay Club Condominiums, The

Be Live Canoa

Be Live Gran Marien

Beach Palace

Beachside Village

Bluegreen’s Club La Pension

Breakers Resort

Calabogie Peaks Resort

Canadian Resorts

– La Querencia Resort

– Marparaiso Queen

– Villas del Palmar

Captain Morgan’s Vacation Beach Club

Captain’s Quarters at Surfside

Carolina Club, The

Casa Dorada at Medano Beach

Casa Dorada San Lucas Bay

CasaBlanca Vacation Club

Chalet High/Chalet High North

Church Street Inn, The

Cliffs Club, The

Club Cascadas de Baja

Club Chalet of Gatlinburg

Club Hotel Tiberias

Club Intrawest

– Blackcomb

– Kauai

– Palm Desert

– The Aspens

– Tremblant

Club La Paz

Club Louka

Club Monte Anfi

Club Premiere Four Seasons

– Soleil La Antigua

– Soleil Pacífico

Club Royal

– King Solomon’s Palace Hotel

Club Systéme Vacances

– Club Calypso

– Club La Mar

– Club Marítimo at La Ronda III

– Oasis Club

– Parque Albatros

– Pueblo Canario

– Quality Suites Airport Bangkok

– Vera Beach Club

Clube Praia da Oura

Coconut Palms Beach Resort – Fishtail

Colonial Acres Resort

Colonial Village

Condominio Solamar Inn

Corail Royal Marina

Costa Sal

Cranberry Waterfront Suites & Country Club

Daytona Beach Regency

De Vere Resort Ownership at Belton Woods

De Vere Resort Ownership at Cameron Woods

De Vere Resort Ownership at Slaley Hall

Delta Grand Okanagan Resort

Doha Hills

Dunes Hotel & Beach Resort

Eilat Club Hotel

Equivest Riverside Suites

Es Pueto at Aldea Bonsai

Esmeralda Beach Club

First Cabin Club

Four Seasons at Fairways

Four Seasons Residence Club Scottsdale

Gålå Fjellgrend

Gold Point Condominiums

Golden Sands Island Residence Club

Halland International Resort Club

Harbortown Point Marina Resort & Club

Holiday Owners Club

– Devoncourt

– Hever Golf and Country Club Hotel

– Long Beach Club

Hono Koa Vacation Club

Hotel and Club Aladino’s

Hotel Doubletree Resort by Hilton Puntarenas

Hotel El Castellano

Hotel Santa Clara

Imperial Fiesta Club Casa Maya

Imperial Hawaii Resort Club

Imperial Hawaii Resort Club II

Inn at the Opera

Kaanapali Beach Vacation Resort

La Quinta Beach Resort

La Renaissance

Lagos de Fañabe

Lakeside Terrace in the Vail Valley

Lakeview Resort Club

Las Olas Resort

Laurel Crest Resort

Lifetime Vacation Club at Miraflores

Manhattan Club Penthouse Suites, The

Marriott’s Crystal Shores on Marco Island

Marriott’s Harbour Club at Harbour Town

Marriott’s Imperial Palms Villas

Marriott’s Lakeshore Reserve

Marriott’s Sunset Pointe at Shelter Cove

Masters at Paradise Canyon Resort, The

Maui Banyan Vacation Club

Mendihuaca Caribbean Resort

Mexicana Sharm

Misiones del Cabo Vacation Club

Mountainside Lodge

Nautical Mile Resort & Condominiums, The

Options by Macdonald

– Dalfaber Resort

– Dalfaber Resort Chalets

– Doña Lola Resort

– Elmers Court Country Club II

– Elmers Court Country Club and Resort

– Forest Hills Hotel and Resort

– Forest Hills Hotel and Resort II

– Loch Rannock Hotel and Resort

– Lochanhully Resort

– Leila Playa Resort

– Plas Talgarth Resort

– Villacanna Resort

Paradise Island Beach Club

Parque del Sol

Playa Linda Beach Resort

Ponds at Foxhollow, The

Pono Kai, The

Regency at Paradise Court

Residence Paris XV

Rincón de Los Andes

Rincón del Este

Ridge Crest – A Quintus Resort, The

Riviera Beach and Spa Resort

Royal Aloha Vacation Club

– Butterfield Park Condominiums

– Keauhou Kona Surf & Racquet Club

– Lake Tahoe

– Eagles Nest Resort at Indian Point

– Nueva Andalucia

– Torre Blanca, The

– Village By The Sea

– Waikiki

Royal Islander Club La Plage, The

Royale Beach & Tennis Club

Sea Aquarium Resort, The

7 Mile Beach Resort

Sheraton Vistana Resort

Signum Las Palmas

Southwinds Beach & Racquet Club

St. Augustine Beach & Tennis Resort

Starr Pass Golf Suites

Steele Hill East

Summit Resort, The

Swallowtail at Sea Pines Tahoe Seasons Resort at Heavenly Valley Thurnham Vacation Club – Club Brittania – Cromer Country Club – Thurnam Hall Topaz Beach Club	Treetops Village at Four Seasons, U.S.A. Turangi Leisure Lodge Vacation Village at Bonaventure Phase II Vacationland Estates Villagio Olympico Villa del Palmar Cancun Luxury Beach Villa Gold Club	Villas at Fairway, The Villas of Cave Creek Villas of Gold Canyon, The Viva Wyndham Playa Dorada Voyager Beach Club Westgate South Beach Windsurf Resort I Woodbourne Estates Resort Yucca Park

PROGRAMS WITH 250 – 499 MEMBERS

Akiris

Alessidamo Club

All Seasons Vacation Resort

Amara Lifetime Resort

Apollo Park at Vail

Bagaglino Resort Group

– Bagaglino – Catturani

– Bagaglino – Des Alpes 2

– Bagaglino – Hotel La Posta

– Bagaglino – I Giardini di Porto Cervo

– Baggaglio – Le Ville del Lido

– Bagaglino – Villa Laguna

Banyan Resort, The

Bay Club, The

Beacons of Minocqua, The

Bighorn Meadows

Bishop Selwyn, The

Blue Bay Village

Blue Paradise Resort & Marina

Breezes Punta Can VIP Club & Beach Resort

Calampiso

Calypso Plaza on Coolangatta

Cape Winds Resort

Casa Del Mar Beach Resort

Causeway on the Gull

Chateau Dale Vacation Club

Chateau Orleans

Chayofa Country Club

Club Asia International

– Bukit Saban Resort

– Damai Rainforest

– Royal Mulu Resort

Club Cordial

– Cordial-Hotel Achenkirch

– Cordial-Hotel Going

– Cordial-Hotel Reith bei Kitzbühel

– Cordial Residence “Il Pelagone’ Toscana

– Cordial Sanotel Badgastein

– Cordial Theaterhotel Wien

Club Del Carmen

Club Dolmen By The Sea

Club 52

Club Flipper

Club Louka

Club Orlando

Club Puerto Atlantico

Club Residence Capopiccolo

Club Sea Oats

Club Sevilla

Club Tropicana

Coconut Beach Resort

Cold Spring Resort

Colonies at Williamsburg, The

Coral Beach Resort

Coral Reef Beach Resort

Costa Linda

Cove at Ormond Beach, The

Crown Spa Resort Hainan, China Worldbest

Deer Run Resort

Desert Breezes Resort

Devoncourt

Dive Inn Resort

Dutch Village, The

Eagle’s Nest

Eagles at Sugarbush

Eastwood at Provincetown

El Cid El Moro Beach

El Cid Marina Beach

Erie Islands Resort & Marina

Fairmont Estates Condominiums

Fairmont Vacation Villas at Riverview

Falls Village Resort, The

Ferienclub Privilège

Fisherman’s Village Resort Club

Four Seasons Country Club

Foxrun

Freeport Resort & Club

French Lick Springs Villas

Gran Dominicus

Grand Canadian Resort Vacation Club

Gruphotel Club Marina Arpón

Gruphotel Club Riviera

Harbour Lights

Harbourview Villas at South Seas Resort

Havasu Dunes

Hawaiian Princess at Makaha Beach

High Point World Resort

Hippocampus Viña del Mar Resort & Club

Holiday Owners Club

Highlands at Sugar, The

Hollywood Beach Tower

Hostería del Lago

Hotel Club Fured

Hotel de l’Eau Vive

Hotel Mansion Tarahumara

Hotel Puerta del Mar

Hippocampus Viña del Mar Resort & Club

InnSeasons Resorts South Mountain

Iron Blosam Lodge

Island Village

Jolly Harbour Beach Club

Jupiter Beach Resort

Killarney Country Club

Kingfisher Club

Kingsbury Crossing

Kololi Beach Club

Kona Islander Vacation Club

Lady Luck Resort Casino

Lago Vista at Buenaventura Lakes

Lagonita Lodge – Phase II

Laguna Golf and Country Club

Laguna Holiday Villas

Lakeland Village, The

Lakeside Terrace in the Vail Valley

Lanzarote Beach Club

Laugharne Park

Links Golf and Racquet Club

Lion’s Gate Pines Lodge

Little Bay Beach & Racquet Club

Little Bay Beach & Racquet Club – Phase 2

Lloyd’s Club

Los Tinajeros Resort

Macdonald Doña Lola

Macdonald Villacana Resort

Marine Terrace

Marriott’s Grand Residence, Tahoe

Marriott’s Heritage Club at Harbour Town

Miraflores Vacation Club

Moosehead Cottage Resort

Morro Mar Vacation Club

Mountainside Villas at Massanutten

Naema Heights

NorthBay at Lake Arrowhead

Northeast Vacations. Inc.

Northwoods Club of Lake Placid

Oasis Club

Ocean Club at Atlantic Inn, The

Ocean High

Oceanique Resort

Palace View by Spinnaker

Paradise Point Resort

Park Plaza Resort

Park Regency, The

Playa del Sol Costa Sur (South Tower)

Peninsula Island Resort and Spa

Peninsular Club at La Manga Club

Perennial Vacation Club

– Bandera

– Daytona

– Fun Tropicale

– Imperial Lakes

– Tahoe Village

Pirayu

Plantation Village Beach Resort

Plaza Resort and Spa, The

Poipu Point Vacation Resort

Polynesian Isles Resort

Redington Ambassador

Résidence Yasmine Plaza

Resort Club at Minerals Resort & Spa, The

Resorts West Vacation Club

– The Ridge Crest

– The Ridge Point Resort

– The Ridge Tahoe

– The Ridge View

Ridge Point Resort, The

Ridge Sierra, The

Ridge View, The

Royal Palm Beach Club

Royal Palm Club

Reef Resort, The

San Clemente Cove Resort

Sapphire Beach Resort and Marina

Sauce Alto Resort and Country Club

Sea Scape Beach & Golf Villas

Seasons Resort, The

Sedona Vacation Club at Los Abrigados

Shawnee Depuy Village Phase II

Shawnee Fairway Village

Shawnee River Village One

Shell Vacations Club

– Inn at the Opera

– Kona Coast Resort Interval Ownership

– Kona Coast Resort Phase II

– Orange Tree Interval Ownership Resort

– Suites at Fisherman’s Wharf

– Starr Pass Golf Suites

Sheraton Mountain Vista

Shore Crest Vacation Villas

Southcape Resort & Club

Spinnaker at Lake Dillon

Steele Hill Resort

Stoneridge Condominiums

Stormy Point Village Resort

Suites at Fisherman’s Wharf, The

Sun Pond Holiday Club

Sunningdale Village

Sunset Point at StillWaters Resort

Sunset Resorts-Canmore

Surfsider

Swallowtail at Sea Pines

Swiss Mountain Village

Tangalooma Island Resort

Torre Verde – Três Castelos

Treetop Condominiums at Four Seasons, U.S.A.

Twin Rivers Condominiums

View Talay Villas Holiday Resort

VIK Hotel Cayena Beach

Villa del Palmar Flamingos

Village at Palmetto Dunes, The

Village at the St. James’s Club, The

Village Resort, The

Villas Loma Linda

Villas Nacazol

Waikiki Banyan, The

Water’s Edge Resort

Welk Resorts Platinum Program

– Lawrence Welk Resort Villas

– Villas on the Greens

– Welk Resorts Cabo – Sirena del Mar

– Welk Resorts Desert Oasis

– Welk Resorts Mountain Villas

– Welk Resorts Timber Ridge Lodge

Westgate Painted Mountain Golf Resort

Westgate River Ranch

Windjammer Landing Villa Beach Resort and Spa

Yachtsman Resort, The

PROGRAMS WITH 101 – 249 MEMBERS

Aldea Valle Encantado

Alexandra Resort

Aloha Gardens

Alpenresidenz Bad Gastein

Amatique Bay Resort & Marina

Apartur Bariloche

Apart Holidays

Apartur Buenos Aires

Aruba Beach Club

Aspens and Aspen Village, The

Atlantic Beach Casino Resort

Azul Sensatori

Bahia Manzano

Balboa Club

Barceló Los Cabos

Barnsdale Country Club

Barrington’s Royal Golf and Fitness Club

Bay Club of Sandestin

Beach Club at Montego Inn, The

Beach House Golf & Racquet Club

Beachcomber Resort Club, The

Blackbird Lodge Timeshare Program

Bogmallo Beach Resort

Boyne Vacation Club

– Alpenglow

– Arthur Hills Townhouses

– Big Horn

– Big Sky Resort

– Cottages at Crooked Tree

– Deer Lake Villas

– Disciples Ridge

– Grand Summit

– Highlands Resort

– Hemlock

– Inn on Bay Harbor

– Jordan Grand

– Lakeside Cottages

– Log Cabins

– Mountain Grand Lodge

– Powder Ridge

– Ross Cottages

– Shoshone

– Stillwater

– Sugarloaf

– Sunday River Resort

– Village Center

Bosques de Monterreal

Bovedas de Santa Clara

Brewster Green

Cala Corvino Club II

Capistrano Surfside Inn

Carriage House, The

Carriage Place at Surrey Vacation Resort

Casa del Lago

Casa Metz

Casa Ybel Beach and Racquet Club

Casablanca

Catalina Beach Club

Cathedral Ledge Condominium Resort

Cerritos Resort

Christmas Mountain Resort

Cispata Marina Hotel

Clowance, Clowance House

Club Armonia

Club at Cape Cod, The

Club Azúr

Club Cala Vadella

Club Canaima Playa

Club De Mar

Club Delta

– Club Mykonos II

– Govino Bay

– Kouros Village

– Porto Carras

– Villea Village

Club El Velero

Club Es Talayal

Club Flamingo

Club MenDan

Club No. 1 Nice Côte d’Azur

Club Ocean Villas II

Club Pacific Queenstown

Club Pacific Westharbour

Club Paihia

Club Quinta del Mar

Club Royale at Lubina Sol

Commodore Beach Club

Compart VIP Gesell

Condominio Gran Hotel Pucon

Condominio Porto Bello Marina & Villas

Costa Maya Reef Resort

Cottages at Port Stanton, The

Crown Point Condominiums

Crown Regency Vacation

– Crown Regency Hotel

– Crown Regency Residence

– Crown Regency Suites

Croyde Bay Holiday Club

Cypress Pointe Resort

Dames de la Mer

Dana Beach

Daytona Resort & Club

Destinations Asia Pacific

– Radisson Bali

– Radisson Resort Palm Meadows

Diar Lemdina

Discovery Beach Resort

Divi Heritage

Dover Watch at Mount Snow

Dubai Lagoon Vacation Club

Eagles at Sugarbush

Eden Bay Resort

Edificio Palm Beach

Elani Bay

Elimar Ocean View

Embarcadero Pacifico

Embassy Vacation Resort

Englewood Beach and Yacht Club

Equivest Inn On The Harbor

Equivest Ocean Gate

Estancia Apartur Mar del Plata

Estero Island Beach Club

EMI Sun Village Beach Resort

Executive Timbers Resort and Golf Club

Fairmont Heritage Place Franz Klammer Lodge

Fairmont Hot Springs Resort

Fairways and Bluewater Resort Golf & Country Club

Fairway Forest

Farallón

Flamingo Marina Resort Hotel & Club

Floriday’s Orlando Resort

4 Seasons at Beech Mountain

Four Views Oasis

Fuente Real Resort

Fun & Adventure Club

– Erlebnishotel Liebnitzmuhle

– Erlebnishotel Nová Amerika

Gardenia Resort

Gold Canyon Golf Resort Vacation Villas

Golden Palms Hotel and Spa

Grand Oasis Punta Cana Vacation Club

Hacienda El Eden Resort

Hammocks, The

Harbor Landing Condominiums

Harbor Vacations Club

Harborside Inn

Harbour Beach Resort

Harbour Town Yacht Club

Hawks Nest

Hever Hotel and Country Club

Highland Estates Resort

Holiday Beach Resort

Horizon Touristic Resort

Hostería del Cerro

Hotel Aguamarina

Hotel Cola de Caballo

Hotel Eigerblick

Hotel Le Marrakech

Hyatt Grand Aspen

I Giardini di Porto Cervo

Illetas Club Playa

Illetas Club Playa – Bougainville

Imperial Fiesta Club Casa Maya

Inns at Waterville Valley, The

Island Park Village Resort

Islander Beach Resort

Itacare Parque & Eco Resort

Jamaican on the Gulf

Jambo Vacation Club

– Club Capopiccolo

– I Giardini di Atena

Keswick Bridge

Kilconquhar Castle Estate and Country Club

Gruphotel Club Aldea del Mar

Gruphotel Club Gemelos 15

Gruphotel Club Tarter

La Orquídea

La Quinta at La Manga

Lagonita Lodge

Lake Forest Resort and Club

Lakewood Resort

Lapinniemi

Le Mirage

Le Relais de Noisy

Le Relais du Plessis

Le Ville del Magara

Lighthouse Cove

Limetree Beach Resort

Lindo Mar Adventure Club

Lion Resorts – Club Alias

Little Sweden

Lodge Resort, The

Logos Land Resort

Loma Bonita

Longboat Bay Club

Loreley

Los Sabalos Royal Club

Macdonald Dalfaber Resort

Macdonald Loch Rannoch Hotel and Resort

Macdonald Plas Talgarth Resort

Manteo Beach Club

Marathon Key Beach Club

Marina Village at Snug Harbour

Marinagolf

Mariner’s Boathouse & Beach Resort

Mariner’s Point Beach Club

Maritime Beach Club

Marriott’s Asia Pacific Membership Club

Marriott’s St. Kitts Beach Club

Meadow Ridge

Miraflores Beach & Country Club

Morro Mar Vacation Club

Mountain Club at Kirkwood, The

Mountainview Resort

Multigestion

– Domaine de Garlande

– Les Coteaux de la Nartelle

– Les Marines de Grimaud

– Les Terrasses de Théoule

– Multivacances Avoriaz

– Reberty Les Menuires

– Résidence de Rochebrune

– Résidence Emeraude

Naema Heights

Neptune Vacation Club

Newport Beachside Resort

Newport Bay Club and Hotel

Nordvind Resort

Northstar Mountain Village Resort

Oakmont Resort Limited

Ocean Club on Smuggler’s Beach, The

Ocean Palms Beach Club

Ocean Reef Resort

Ocean Towers Beach Club

Oceancliff I & II

One Napili Way

Orient Touristic Development

Orlando Breeze Resort Club

Palace Ponte Di Legno

Palace View Heights

Palm Beach Holiday Club

Palm Springs Tennis Club

Paradise Holiday Resort

Paradise Mombaso

Paraíso del Sol

Parque da Floresta Golf and Leisure Resort

Pelican Marina Residences

Peninsula Bay Resort

Pestana Alvor Hotel

Pivko Village

Plantation Beach Club

Playa Maroma

Plaza Resort at Palmas del Mar

Pointe on the Bay, The

Port Largo Villas Resort

Poste Montane Lodge

Pousada do Portal de Paraty

Prospect Reef Resort Vacation Club

Pueblo Caribe International Beach Resort

Puerto Encantado

Puerto Mogan La Venezia de Canarias

Quadna Mountain Resort

Quality Hill Resort Villas

Quijote Inn

Regency Palms

Regency Villas at Broome Park

Residence Berghof

Residence Club Seaside

Résidence Liscia di Vacca

Residencial Itapema Vacation Club

Résidences Pierre et Vacances

– Avoriaz

– Belle Plagne

– Cannes Villafrancia

– Cap d’Ail

– Cap Esterel

– Le Port du Bourgenay

– Le Port du Crouesty

– Les Coches

– Les Parcs de Grimaud

– Méribel

– Moliets

– Village Cap Coudalére

Residenza Torre Rinalda

Resorts West Vacation Club

– Cabana Club Condominium

– Embarcadero Resort

– Kala Point Village

– Snowater

– Surfside Inn

– The Inn at Silver Creek

Rhinefield House

Ridge Resort, The

Royal Dunes Resort

Royal Golf Resort

Saint Tropez Condominium

San Clemente Inn

San Francisco Suites

San Luis Bay Inn

Sandy Point Beach Resort

Sandstone Creek Club

Schooner Beach and Racquet Club

Schooner II Beach and Racquet Club

Scottsdale Camelback Resort

Seagull Beach Club

Seawinds II Condominium

Sedes Vacation Club

Shawnee Depuy Village

Sheraton Broadway Plantation

Sheraton Desert Oasis

Sheraton PGA Vacation Resort

Sinai Stars Resort

Snowater

Sosua By The Sea

Spirit Ridge Vineyard Resort and Spa

St. James’s Place

St. Maarten Sea Palace

Steamboat Landing

Summerfield Condo Resort

Sunscape Casa del Mar

Surfside Inn

Sweetwater Park City Lift Lodge

Tamarack Beach Resort

Tanglewood Resort

Tattershall Park Country Club

Tenerife Sun Club

Tierra Verde Island Resort

Topsider I Resort

Torch, The

Torrenza Boutique Resorts

Tortuga Beach Club

Traders Inn Beach Club

Tranquility Bay Antigua

Tree Tops Resort of Gatlinburg

Vail Run Resort

Varsity Clubs of America – Tucson Chapter

VCI at Land and Park House, Phuket

Veranda Beach Club

Victoria Court I & II

Villaggio Cala Mancipa

Villaggio Torre Macauda

Villas at Flying L, The

Villas at Lantern Bay

Villas El Rancho Exclusive Vacation Club

Villas Mar-Bel

Villas of Loma Linda, The

Villas Playa Samara

Vistana’s Beach Club

Wapato Point

Westgate River Ranch

Westgate RVS at Orlando

Westgate RVS at Orlando II

Whaler Inn Beach Club

Wharf, The

White Sands Beach Club

White Sands Country Club

White Sands of Longboat

Willow Valley Resort

Windward Passage Resort

Winners Circle Beach & Tennis Resort

Wintergreen at Midway

PROGRAMS WITH 1 – 100 MEMBERS

Ahlen Village

Ähtãri Loma-Club

Al Marsa Fouka Resort

Alf Leila Wa Leila

Alia Club

Alii Kai II

Aloha Villas Owners Club, Marbella

AlpeAdria Club

Amapolla Vacation Club

Amarras

Amathus Vacation Club at Aphrodite Hills

Anchorage Resort & Yacht Club

Andorra II

Angsana Resort and Spa

Apartur en el Valle de las Leñas

Apartur Mountain Club

Apple Valley Resort

Aquamarina Suites

Arcobaleno

Aspen Ridge

Atalaya Towers

Atlantic Beach Casino Resort

Atlantic Beach Villas

Atlantic Garden

Atlantic Terrace

Atlantica Princess

Auramar Beach Club

Avalon Grand Panama

Azure Sky Resort

Bali Gardenia Resort

Bali Grande Resort Vacation Club

Banana Palms Marina and Resort

Barra Palace

Barrncas del Este – Estacion Bosque

Barrancas del Este – Estacion Mar

Batam View Beach Resort

Bayerischer Hof Residenz

Beach Club at St. Augustine

Beach Republic

Beaches Sandy Bay

Beach Condominiums, The

Bear Lake Timeshare

Beaver Village Condominiums

Bedford Hotel

Belize Legacy Beach Resort

Belize Vacation Club

Bellasera Tuscan Villas and Piazza

Berkshire by the Sea

Berkshire on the Ocean, The

Bilmar Beach Resort Condominium

Birdland Home and Holidays

Blue Ridge Village

Blue Water Acres

Blue Water Resorts at Guanahani Village

Boambee Bay Resort

Boardwalk One

Bonita Resort and Club

Borgata Lodge at Quail Ridge Resort, The

Brahma Blue Holistic Vacation Club

Brandermill Resort & Marina Timeshare

Brant Point Courtyard

Bresmay Vacation Club

Briarwood

Brockway Springs Resort

Bungalows Los Robles

Burn Park Country Club

Cabana Club Condominium

Calabogie Highlands Vacation Villas

Calinda Club Travelers Plus

Calini Beach Club

Catta Rossa

Camelot by the Sea

Canada House Beach Club

Canary Islands Holiday Club

Cancún Clipper Club

Canyon Woods Grande International Vacation

Cap Maison

Cape Cod Holiday Estates

Capri by the Sea

Capri Waters Country Club

Caribbean Beach Club

Caribe Beach Resort

Casa Velas Hotel Boutique

Casa Vida

Casablanca Vacation Suites (Villas)

Casitas del Monte

Castle View

Causeway on the Gull

Cedar Lake Country Club

Cedar Village

Chalet High South

Channel Island Shores

Chapare Tropical Resort

Chapel Stile at Langdale Estate

Charm and More Club

Charter Club Resort on Naples Bay

Cherry Tree Condo Hotel

Chetola Resort

Christie Village

Christmas Mountain Village

Chula Vista Resort

Ciel et Logis Invest I

Classic Cruisers

Clermont

Clermont Pinamar

Club Ambassador

Club Baccara

Club Biodorf Bad Waltersdorf

Club Buena Vista

Club Calypso

Club Casablanca

Club del Bosque

Club Donatello

Club El Moro

Club Elite Vacation at La Fenice Resort

Club Flamingo

Club Gran Dorado

Club Imperial Park

Club La Costa alpine Centre

Club La Costa at Las Farolas

Club Marina Tenerife Sur

Club Mondial International

Club Mykonos II

Club Noosa Timeshare Resort

Club Orlando

Club Patara

Club Playa Blanca

Club Pazo de Rio

Club Regency at Regency Towers

Club Resort La Boheme

Club Royal Regency

Club Ruyakent

Club Sol del Este

Club Sol y Vista

Club Sol Mar Del Plata

Club Sultán de Marbella

Club Tahiti II

Club Tahoe Resort

Club Tiara

Club Unicum

Club Vacacional en la Torre Azúl Fontan

Clube do Mónaco

Clube Hotel do Algarve

Coconut Bay Resort Condominium

Coconut Mallory Marina and Resort

Coconut Palms Beach Resort

Colibri Beach Club – Porlamar

Colinas del Faro

Condominio da Lagoa

Condominio Week Inn

Condorama International at Monte Ste. Anne

Corfu Resort

Costa Blanca del Pacífico

Costa Bonita Condominium and Beach Resort

Costa del Sol Resort

Costa Sul Beach Resort

Cottages at South Seas Plantation

Country Club Villas

Country Vacation Villas (Amador)

Crystal Suites Apartments

Cypress Pointe Resort II

Dana Inn Resort Pousada Tabatinga

Dawn Beach Resort

Days Suite Jumbo

Daytona Beach Regency

Deckshare Club at Anderton Marina

Deerhurst Residences

Deerhurst Resort

Del Rio Country Club

Divi St. Croix Beach & Racquet Club

Dolphin Beach Club

Domaine Mont Sainte-Anne

Donato House Hotel, The

Don Pancho Beach Resort

Dorisol Vacation Club International

– Ancorar Suite and Beach Hotel

– Fortaleza Grand Hotel

– Florasol Hotel

– Recife Grand Hotel

Double JJ Resort

Dream Plaza Vacation Club

Dunes Village Resort

Durango Riverside Resort & R.V. Park

Eagle Crest

Eaglewood at Ruttger’s Sugar Lake Lodge

Edgewater Resort

Edificio Amarilis

Edificio Rambla

Edinburgh Residence

Eduard’s Hotel Suites & Resort

El Bergantín Menorca Club

El Kantaoui

El Ocotal

El Peñon Inn

El Pueblito Beach Resort

Elterwater Hall at Langdale Estate

Emerald Grande at Harborwalk Village

Equivest Bay Voyage Inn

Equivest Lightfoot Plantation

Equivest Sands

Escapes! to Greens at Bella Vista

Escapes! to Hot Springs

Escapes! to Tropical Breeze at Panama City Beach

Estancia Apartur Mar del Plata

Estrella del Mar

Exclusive Resorts International

– Cape Suites

ExclusiVacations at Miami Beach

Executive Timbers Resort and Golf Club

F.D.R. Vacation Club

Fairfield Pagosa Resort

Fairway Lodge

Fairway Villas

Fairways of the Mountain

Fantasy Island Resort II

FantasyWorld Club Villas

Fern Hill Club

Fishermen’s Village at Jot’s Resort

47 Park Street by Marriott Grande Residence Club

Fountain Vacation Ownership

– Fountain City Suites

– Fountain Hotel

– Fountain Resort

Four Seasons Pacifica

Four Seasons Racquet and Country Club

Four Winds Beach Resort

Fox Run Resort

Foxfire Resort and Golf

Foxhunt Townhouses

Galaxy Aparthotel

Galleon Resort, The

Gama Club

Garden Hotel, The

Garland Resort

Gaslamp Plaza Suites

Georgian Inn Beach Club

Girolamar Beach Club

Golden 5 Resort

Golden Shores Holiday Club

Golden Tulip Club Dead Sea

Golf Beach Hotel Tabarka

Golf Hotel Punta Ala

Gomera Palms Beach Club

Gran Hotel Huatulco

Grand Hotel Misurina

Grand Lodges

Great Bay Beach Hotel & Casino

Greens at Copper Creek, The

Gulf Pointe Intervals, Inc.

Gulf Stream Beach Resort

HHoliday Vacation Club

Habitat 2000 Timeshare

Hainan Resort

Hamilton Harbor Resort

Harbor at Depoe Bay, The

Harbor Club – a Villa Resort, The

Harbourside II

Heffley Boutique Inn

Heidelberg Inn

Herod’s Residence

Hideaway Sands Resort

Hilton Craigendarroch Resort

Hipocampus Resort

Holiday Club Airisto

Holiday Club Åre

Holiday Club Calahonda

Holiday Club Kuusamo

Holiday Club Pyhä

Holiday Club Resorts

Holiday Club Ruka

Hollywood Beach Hotel

Hostería Bellavista Vacation Club

Hostería del Lago

Hotel Acapulco Malibu

Hotel Ahlen Moghane

Hotel and Club de Playa el Parador

Hotel Apartemento Clube Ocean

Hotel Belensate

Hotel Breckenridge

Hotel Bristol

Hotel Cristal Palace

Hotel Cristina Suites

Hotel des Congre

Hotel Fazenda & Golf Solar Das Andorinha

Hotel Internacional Foz

Hotel Jalim

Hotel La Pedregosa

Hotel Las Naciones Suites & Tower

Hotel Marbella Acapulco

Hotel Palace Club

Hotel Punta Centinela Inn

Hotel Residence Fontanelle

Hotel Residencia Atenea Suites

Hotel São Sebastião Da Praia

Hotel Serena Beach Club

Hotel Spanberger

Hotel St. Moritz

Hotel Terraza del Pacífico

Hôtel Vacances Tremblant

Hotel Villas la Audiencia

Hotelcal-Hotel Apartamentos Calypsso I

Huerta Grande Village Resort

Huka Village Estate

Hurricane House

Hyatt Pinon Pointe

I Lodge de la Maree

Iguassu Resort

Ikaalinen Spa Holiday Village

Ile des Pêcheurs

Ilha do Breu Eco Resort

Indian Peaks

Inn at Los Abrigados, The

Inn at Pelican Bay

Inn at Silver Lakes, The

Inn at SilverCreek, The

Inn at Tamarisk

Inverness at Walden – Phase II

Irotama XXI

Isla Dorado

Island Gulf Resort

Island Links Resort

Jackson Hole Racquet Club Resort

Jackson Hole Towncenter

Jan Theil Resort

Jean Lafitte House

Jerusalem Gold Hotel

Kaanapali Keys at Papakea Beach

Kahlua Beach Club

Kala Point Village

Kalajoki

Kamaole Beach Club

KD West at the Dawn

Ke Nani Kai

Kermikkä

Ketch Court Resort

Killington Grand Hotel

Kimball, The

Kingfisher Inn

Kingswear Park

Kona Reef

Kulta-Katti

Kuleana Club, The

Kultakivi

Kyriad Torcy

L’Eyssina

La Boca Casa

La Casa Cottage Resort

La Ermita

La Piana

La Rosa dei Venti

La Sammana

La Victoria Casa de Campo

Landmark Resort

Laguna Shores

Laguna Surf

Lake Marion Resort and Marina

Lake Placid Club Lodges

Lakelands, The

Lakeside Villas, The

Lakes of the North

Lakeside Villas

Lako Mai Resort

Landing at Seven Coves, The

Landmark Holiday Beach Resort

Langdale Lodges

Laurel Point Condominiums

Lawai Beach Resort – Alii Building

Lawai Beach Resort – Banyan Building

Lawai Beach Resort – Coral Building

Lawai Beach Resort – Lika Lani Building

Le Soleil Vacation Ownership Club

Leader Club San Cipriano

Legacy Vacation Club Brigantine Beach

Legacy Vacation Club Steamboat Springs

Lehigh Resort Club

Lepokatti

Les Chalets

Les Marines de Gassin

Les Terrasses de Saint Honorat

Lifetime in Hawaii

Lifetime Vacation Club at Miraflores II

Lighthouse Resort and Club

Lion Resorts – Club Akamas

Little Gull on Longboat Key

Llethr House Vacation Club

Lodge Alley Inn, The

Lodge at Lake Tahoe, The

Lodge Kura Hurlanda and Beach Club

Lodges at Cresthaven

Lodges at Fox Hollow Lake, The

LomaSirmakka

Long Bay Beach Resort and Villas

Los Delfines Golf & Country Club

Los Indios

Los Pájaros

Los Tajibos Vacation Club

Macdonald Dalfaber Resort Chalets

Macdonald Elmers Court Country Club & Resort

Macdonald Elmers Court Country Club II

Macdonald Forest Hills Hotel and Resort

Macdonald Leila Playa Resort

Maison Pierre Lafitte

Malolo Lai Lai Lagoon Resort Club

Mandalay Shores Resort

Mansión del Río

Marbella Suites

Marblewood Village

Mares Marmaris

Marina Club

Marina Palace

Mariner Shores Resort & Beach Club

Marlin Quay

Marriott’s Grand Residence, Tahoe

Marriott’s Grande Vista Resort

Marriott’s Ocean Pointe

Marriott’s Villas at Doral

Marsa Alam

Marti Vacation Club at Marmaris

Marti Vacation Club at Tekirova

Mary’s Boon Beach Plantation

Matecumbe Resort

Maui Sunset Timeshare Association

Mjejane Game Reserve

Menam-Lifetime Resort

Mill Resort & Suites Vacation, The

Minerals Resort and Spa

Mirror Lake/Tammarack

Mission Bay Resort

Mittersill Alpine Resort

Montana Vista

Monte Cairo

Mount Malarayat Golf & Country Club

Mountain Club on Loon, The

Mountain Meadows Resort

Na Pali Kauai Club Alii Kai II

Naema Heights

Native Sun, The

Navigator Beach Club

Nautical Watch Beach Resort

Nepean Country Club

Night Heron Loft

Nob Hill Inn

Northslope at Shawnee Mountain

Norwood Resorts Fractional Ownership

Nostos Village

Ocean Beach Club

Ocean Club

Ocean Club at Jamaica Inn, The

Ocean Isle Beach Club

Ocean Park Vacation Club

Ocean View

Ocean View at Island Club

Ocean Villas

Ocean Watch Beach Club

Ocho Cascadas

Old Bahama Bay Resort at Ginn Sur Mer

Old Killarney Village

Olympic Village Inn, The

Open Sud Aparthotel

Oreti Village

Orofino by Straight Creek

Orsa Maggiore

Outer Banks Beach Club

Outer Banks Beach Club II

Outrigger Beach Club

Owners Resorts & Exchange at St. George – Villas at Southgate

Pacific Grove Plaza

Pacific Palms

Pafiana Heights

Pahio at Ka ‘Eo Kai

Pailahue

Paki Maui Beach Villas

Palace View Resort

Palm Bay Resort

Palm Beach Resort & Beach Club

Palma Real Hotel and Villas

Pan Holiday Village

Panama City Resort and Club

Papakea Beach Resort

Paraíso Country Club

Parc-Ferienwohnungen

Park Plaza at Beaver Creek

Park Station II

Peaceful Bay Resort and Club

Pearl of the Dead Sea, The

Pebble Beach Village

Pebbles Vacation Club

Pend Oreille Shores Resort

Penina Golf Apartments

Peppertree By The Sea

Peppertree Maggie Valley

Peregrine Townhomes at San Luis Pass

Petit Crest Villas

Phoenix, The

Phoenix Timeshare Resort

PierGiorgio VIP Vacation Club

Pinares de Punta del Este Vacation Club

Pinares del Cerro Club Vacacional

Pinares del Mar

Pine Acres Lodge

Pine Ridge Inn Vacation Club

Pines at Island Park, The

Pinnacle, The

Pirates Cove Resort

Pirates Cove Villas – Buccaneer Lodge

Pire Hue

A Place at the Beach

Plantation Bay Villas

Plantation Beach Club at South Seas Plantation

Plantation Club Villas

Plantation House

Playa del Sol Los Cabos

Players Club of Hilton Head Island

Point to Point Destinations

Points North Resort

Pono Kai-Pacific Fantasy Timesharing

Port d’Albret Le Boucanier

Port Trinitie

Port Villas

Potrero de los Funes

Powder Ridge Village Resort

Powell Place

Predator Ridge – Falcon Point Cottages

President Hotel

Pueblo Laguna Vera

Pueblo Vista Alegre

Puerto Bunge Apart Hotel

Puerto Horizonte Apart Hotel

Pyhaniemi

Pyramid Resort Vacation Club

Rachaburi Country Club

Racquet Club Villas

Reef at Marathon, The

Reemyvera Resort & Marina

Renvyle Strand

Résidence Acropolis

Résidence Antigone Montpellier

Residence Baiazzurra

Résidence Club South Shore

Résidence de la Tour

Résidence des Pins Bleus

Résidence du Chateau d’Acqueville

Résidence le Christiania

Résidence le Diamant

Résidence le Grand Bois

Résidence le Ruitor

Résidence le Silveralp

Résidence le Trianon

Résidence les Cottages Du Golf

Résidence les Félibriges

Résidence les Rivages de Rochelongue

Résidence Marsa Sicla

Résidence Mer et Golf

Résidence Mer et Golf Le Boucanier

Résidence Pamplemousse II

Résidence Pamplemousse-Chatelaillon

Résidence Sokoburu

Résidence Van Gogh

Residencial Diana

Residencial Pousada do Serrano

Residencial Sajo

Residencial Vale Dourado

Residenza Castelcervo

Residenza Olivieri

Residenza Valle Fiorita

Résidôtel Le Stanley

Resort at Seaside, The

Resort at Whale Pointe Condominium, The

Resort on Cocoa Beach, The

Resort Sixty-Six

Riosol Club

River Club, The

Rockridge Townhomes

Royal Oasis Club at Benal Beach

Royal Savoy Resort II

Royal Sunset Heights

Rukan Lomakylä 1

Saariselkä

Salou Aquamarina

Samoset Resort

San Diego Country Estates

San Marcos Apartamentos

Sanctuary Resort & Spa, The

Sand Pebble Resort

Sandcastle Cove

Sandcastle Village II

Sandpebble Beach Club

Sands Vacation Resort

Sandy Shores III

Sandy Square

Sanibel Beach Club I

Sanibel Beach Club II

Sanibel Cottages

Sapphire Beach Club and Resort

Scottsdale Resort Club

Sea Club V of Marco Island

Sea Gardens Beach & Tennis Resort

Sea Horse Inn

Sea Mystique

Sea Oats Beach Club

Sea Pearl Beach Resort & Spa

Sea Shells

Sedona Springs Resort

Seaside Beach Club

Seasons at Whistler, The

Seaview Condominiums

Seawatch

Seawatch Inn at the Landing

Sedes Club Calador

Sentinels at Kirkwood Private

Shanty Creek Shuss Mountain Resort

Shared Ownership Interest at Kingswood Village

Shared Ownership Interest at Tahoe

Shearwater Resort

Shell Island Beach Club

Shenandoah Crossing Resort

Sheraton Vistana Villages

Sheraton Private Pool Villas

Sheraton Island Villas

Shirat Hayam Ashkelon

Shores at Lake Travis, The

Signum Resort Miami Beach

Smoketree Lodge

Snow Lake Lodge

Snowater Association

Sofitel Tikal Resort

Solar Dos Nobres Resort

Sole-Bello Resort

Somni Aragones

Somni Aranes

South Seas Club at South Seas Plantation

South Shore Club

South Shore Lake Resort

Southern California Beach Club

Spinnaker Penthouse 902

Spirit Ridge Vineyard Resort and Spa

St. Christopher Club

Stanzamare Coral Comfort

Stella del Sud

Strand Lakeside Resort

Sugarwood at Ruttger’s Sugar Lake Lodge

Suites at Hershey

Summerfield Condo Resort

Sun Bay Beach Club

Sun Bay Lodge

Sunborn Vacation Club

Sunburst Condominiums

Sunchase Beachfront Condominiums

Sunquest Gardens

Sunrise Bay Resort and Club

Sunrise Beach Club

Sunrise Ridge Resort

Sunset Shores Resort

Suntide Island Beach Club

Surf Club of Marco Island, The

Surfers Royale

Surfrider Beach Club

Sutherland Crossing Resort

Surrey Vacation Resort, The

Swan Mountain Resort

Sweetwater at Lake Conroe

Taba Paradise

Tahoe Summit Village

Tahoe Vacation Condominiums

Tamarack Lodge

Tennis Ranch Pinamar Resort

Terrazas al Mar

Thurnham Vacation Club at Thurnham Hall

Tiki Village International Resort

Tilcara Sierras

Timber Ridge

Timberline Lodges (Juniper)

Thunder Mountain Condominiums

Treasure Shores Beach Club

Treehouse Village at Lake Forest

Triton Suites and Beach

Tropical Sands Resort

Tropical Trades at Paki Maui

Tubana Apartments

Twin Oaks Villas

Ute Hotel

Vacaciones Aca-Azul A.C.

Vacation Villas at FantasyWorld

Valley Inn, The

Vanderbilt Beach & Harbour Club

Ventura

Veranda Vacation Club, The

Via Roma Beach Resort

Vila Baia

Villa del Arco

Villa del Palmar Cancún Luxury Beach Resort & Spa

Villa del Palmar Loreto

Villa del Sol

Villa La Paloma

Villa L’Auberge

Villa Pacífico

Villa Rubinacci

Village at Carefree Conference Resort, The

Village at Palmetto Dunes

Village by the Gulf

Village La Corte

Village Maritalia

Villaggio la Guaria Morada Beach Resort

Villaggio Piccolo Mondo

Villagio Italia

Villas at Poco Diablo

Villas at Polo Park

Villas Bavaro Club

Villas Cabo Alto

Villas La Hacienda

Villas Mediterraneas

Vista Mirage

Villas of Gold Mountain

Villas of Sedona

Vistana’s Beach Club

Voyager Resort

Waikiki Banyan, The

Walton Hall

Waterside Vacation Resort

Waterwood Townhouses

Wave Crest

Wellington, The

Westerwalder Hof – CSC Ferienclub

Westgate Maingate

Westgate Tunica Resort Mississippi

Westin Ka’anapali Ocean Resort Villas

Westin Kierland Villas

Westin Mission Hills Resort Villas

Westin St. John Resort and Villas

Whaler, The

Whispering Pines Villas

Whitbarrow Country Club

Whitbarrow Hall Owners Club

White Cliffs Beach Resort

Wildwood Shores

Williamsburg Plantation

Windemere, The

Windjammer at Nags Head, The

Windjammer Resort and Beach Club

Windsurf II

Windy Shores II

Wolf Creek Village II

Woods and Legends at Copper Creek, The

Xurupita Holiday Resort

Ylläs 1

Ylläs 2

TELEPHONE AND MAIL DIRECTORY

LOCATION	CONTACT INFORMATION	MEMBER-SERVICES CENTER HOURS OF OPERATION	LANGUAGES SPOKEN

U.S.A. WORLD HEADQUARTERS Post Office Box 431920 6262 Sunset Drive Miami, Florida 33243-1920 IntervalWorld.com	(“800,” “888,” AND “877” NUMBERS ARE TOLL-FREE FROM U.S., CANADA, P.R., U.S.V.I.)	(U.S. EASTERN TIME)

EXCHANGE SERVICES Post Office Box 432170 Miami, Florida 33243-2170

DEPOSITS AND REQUESTS
IntervalWorld.com
800-828-8200 • 305-666-1884
305-665-1918 (Spanish)
Fax 305-668-3423

CHECK-IN ASSISTANCE
877-700-1154 • 305-668-3411 • Fax 305-667-5321

TELECOMMUNICATIONS DEVICE FOR THE DEAF
800-822-6522

		Monday through Friday 9:00 a.m. to 11:00 p.m. Saturday, Sunday, and Holidays 10:00 a.m. to 8:00 p.m. Monday through Friday 9:00 a.m. to 5:00 p.m.	English Spanish French

MEMBERSHIP SERVICES Post Office Box 430960 Miami, Florida 33243-0960 MEMBERSHIP PROCESSING Post Office Box 432170 Miami, Florida 33243-2170	INFORMATION 800-843-8843 • 305-666-1884 • Fax 305-668-3423 MEMBERSHIP RENEWAL/ADDRESS CHANGE IntervalWorld.com 800-843-8843 • 305-666-1884 • Fax 305-668-3423	Monday through Friday 9:00 a.m. to 11:00 p.m. Saturday, Sunday, and Holidays 10:00 a.m. to 8:00 p.m.	English Spanish French

INTERNET SUPPORT For IntervalWorld.com CUSTOMER RELATIONS/ MEMBER CORRESPONDENCE Post Office Box 430960 Miami, Florida 33243-0960	888-784-3447 • 305-668-3414 • Fax 305-668-3459 CustomerService@intervalintl.com CustomerService@intervalintl.com	Monday through Friday 9:00 a.m. to 11:00 p.m. Saturday and Sunday 10:00 a.m. to 9:00 p.m. Holidays 10:00 a.m. to 8:00 p.m.	English Spanish

INTERVAL TRAVEL Post Office Box 431920 Miami, Florida 33243-1920

CRUISES
IntervalWorld.com
800-622-1540 • 305-668-3496 • Fax 305-598-4093

AIRLINE, HOTEL, CAR RENTAL
IntervalWorld.com

GETAWAYS RESERVATIONS
IntervalWorld.com
800-722-1861 • 305-668-3462

GETAWAYS AVAILABILITIES
IntervalWorld.com
800-722-1860

CRUISE EXCHANGE
IntervalWorld.com
888-801-0104 • 305-668-3489

INTERVAL TRAVEL CUSTOMER SERVICE
888-801-0096
TravelCustomerService@intervalintl.com

TELECOMMUNICATIONS DEVICE FOR THE DEAF
800-822-6522

Monday through Friday
9:00 a.m. to 11:00 p.m.
Saturday, Sunday, and Holidays
10:00 a.m. to 8:00 p.m.

7 days a week, 24 hours a day

Monday through Friday
9:00 a.m. to 9:00 p.m.
Saturday, Sunday, and Holidays
10:00 a.m. to 8:00 p.m.

Monday through Friday
9:00 a.m. to 9:00 p.m.

Monday through Friday
9:00 a.m. to 5:00 p.m.

English Spanish

U.K.	SINGAPORE	MEXICO
INTERVAL INTERNATIONAL LIMITED	INTERVAL INTERNATIONAL	INTERCAMBIOS INTERNACIONALES
Coombe Hill House	SINGAPORE (PTE) LTD.	DE VACACIONES S.A. DE C.V.
Beverley Way	1 Finlayson Green	Edificio Torre Caballito
London SW20 0AR	#19-00	Paseo de la Reforma No. 10, Piso 9
IntervalWorld.com	Singapore 049246	Colonia Centro, Delegación Cuauhtémoc
	IntervalWorld.com	06300 Mexico, D.F.
MEMBER SERVICES		IntervalWorld.com
44 844 701 4444 • Fax 44 844 701 7023	MEMBER SERVICES
(Hours are indicated in local time.)	65 6318 2500 • Fax 65 6318 2511	MEMBER SERVICES
Monday through Friday 9:00 a.m. to 8:00 p.m.	(Hours are indicated in local time.)	52 55 5627 7300 • Fax 52 55 5627 7310
Saturday 9:00 a.m. to 5:00 p.m.	Monday through Friday 9:00 a.m. to 6:00 p.m.	(Hours are indicated in local time.)
Monday through Friday 9:00 a.m. to 7:00 p.m.
CUSTOMER RELATIONS DEPARTMENT	LANGUAGES SPOKEN
44 844 701 7123	English, Bahasa Indonesia, Cantonese, Japanese,	LANGUAGES SPOKEN
Monday through Friday 9:00 a.m. to 5:30 p.m.	Malay, Mandarin, Tagalog, Thai	English, Spanish

LANGUAGES SPOKEN
English, Arabic, Dutch, French, Greek, Hebrew

Ernst & Young LLP Suite 3000 201 South Biscayne Boulevard Miami, FL 33131 Tel: +1 305 358 4111 Fax: +1 305 415 1411 www.ey.com

Report of Independent Certified Public Accountants

The Board of Directors
Interval International, Inc.

We have examined the accompanying Report of Key Operating Exchange Statistics (the Report) of Interval International, Inc., and its subsidiary companies (the Company), as of and for the year ended December 31, 2010. The Company’s management is responsible for the Report. Our responsibility is to express an opinion based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining on a test basis, evidence supporting the Report and performing such other procedures as we considered necessary under the circumstances. We believe that our examination provides a reasonable basis for our opinion.

In our opinion, the Report referred to above presents, in all material respects, the information set forth therein as of and for the year ended December 31, 2010, in accordance with Sections 721.18(1)(q) and (r) of the Florida Vacation Plan and Timesharing Act.

April 20, 2011

A member firm of Ernst & Young Global Limited

INTERVAL INTERNATIONAL, INC. REPORT OF KEY OPERATING EXCHANGE

STATISTICS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2010

Number of accommodations and facilities or properties that have current affiliation agreements and are eligible to participate with Interval International as of December 31, 2010	1,987

Number of accommodations and facilities or properties which are no longer under a formal affiliation agreement with Interval International, but Interval International is currently providing exchange services directly to active individual purchasers or owners as of December 31, 2010	304

Number of accommodations and facilities or properties which are available, pursuant to a written contract, to Interval International members for exchanges as of December 31, 2010	125

Number of accommodations and facilities or properties that have current affiliation agreements but are not eligible to participate with Interval International as of December 31, 2010	209

2,625

Number of purchasers or owners, for which a fee has been paid, currently enrolled and eligible to participate as members in the Interval International exchange system as of December 31, 2010	1,807,480

Number of weeks for which Interval International has an obligation to provide an exchange opportunity in subsequent years to an owner who relinquished a week during the current year	465,104

	Exchanges
	Number	Percent

Regular exchanges properly applied for and subsequently confirmed in 2010 by Interval International	862,966

Special exchanges properly applied for and subsequently confirmed in 2010 by Interval International	145,872

Total exchanges properly applied for and subsequently confirmed in 2010 by Interval International	1,008,838	97.5%

THE ABOVE LISTED PERCENTAGE OF CONFIRMED EXCHANGES IN 2010 IS A

SUMMARY OF THE EXCHANGE REQUESTS ENTERED WITH THE EXCHANGE

PROGRAM AND DOES NOT INDICATE A PURCHASER’S PROBABILITY OF BEING

CONFIRMED TO ANY SPECIFIC CHOICE OR RANGE OF CHOICES, SINCE

AVAILABILITY AT INDIVIDUAL LOCATIONS MAY VARY.

See notes to Report of Key Operating Exchange Statistics.

INTERVAL INTERNATIONAL, INC. NOTES TO REPORT OF KEY OPERATING EXCHANGE STATISTICS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2010

1.                   Basis of Presentation

The accompanying Report of Key Operating Exchange Statistics includes the combined exchange statistics of Interval International, Inc. including, operations performed by subsidiary companies (collectively, Interval International or II) after eliminating intercompany activities for the year ended December 31, 2010. The statistics reflected in the Report of Key Operating Exchange Statistics have been computed and are being disclosed in accordance with Sections 721.18(1)(q) and (r) of the Florida Vacation Plan and Timesharing Act.

2.                   Description of Company

Interval International is a service company offering an exchange service for owners of resort timeshare or other vacation ownership interests. Resorts affiliated with II are located throughout the world. II’s world headquarters are located in South Miami, Florida.

3.                   Resort Affiliations

Resorts have contracted with II to provide exchange services for purchasers of their timeshare or other vacation ownership interests. Included in the current number of resorts in the category of “accommodations and facilities or properties that have current affiliation agreements but are not eligible to participate with Interval International as of December 31, 2010,” are those resorts which were conditionally accepted as member resorts of the Interval International exchange program or were in a suspended status as of December 31, 2010.

4.                   Individual Memberships

An owner’s individual membership and participation in II’s exchange program are dependent upon his or her resort’s continued affiliation with II. An individual’s exchange privileges may be suspended during periods when the resort is not in good standing with II. Upon the payment of an annual membership fee, individual members generally receive various publications and the opportunity to exchange the use and occupancy of their vacation interest for another, as well as other benefits offered by II. Individual members are considered as members for 120 days after their scheduled expiration date, although II may discontinue providing services to individuals who own vacation interests at resorts participating in a corporate membership program where the resort’s developer fails to timely remit the applicable corporate membership fee. Also, where an individual owns a vacation interest, both at a resort participating in a corporate membership program, and a resort at which owners participate as individual members, generally, such individual must maintain separate and distinct memberships and, for the purpose of determining the number of owners participating as members, will be counted as two members.

5.                   Deposits

Generally, members may choose to deposit weeks available for occupancy into the II exchange program up to one year in advance of the occupancy date, unless the resort at which they own has elected to participate in the Early Deposit/Request Program. When a week is deposited into the II exchange program, the right to use said week is immediately relinquished by the member. Members depositing a vacation week may submit an exchange request and travel at any time after II’s receipt of the deposit up until 24 months after the commencement date of the deposited week, unless the member has extended the redemption window applicable to a particular deposit through the payment of a fee designated by II.

During the year ended December 31, 2010, members had deposited 465,104 weeks with the II exchange program for which they have the right to an exchange opportunity. II’s obligation to accept exchange requests against the deposited weeks ends on varying dates through January 2015. II has no obligation to provide a member depositing a vacation week with exchange accommodations in a subsequent year if: (a) the member fails to submit a valid exchange request and travel within his or her available redemption window or a permitted extension thereof; (b) the requested accommodations are not available and any alternative accommodations offered by II are not accepted by the member; (c) the member cancels an issued Confirmation less than seven days prior to occupancy of the Host Accommodations or otherwise fails to comply with the requirements of II’s Exchange Cancellation Policy; or (d) II’s use of the deposited week is lost or impaired due to circumstances beyond II’s control.

6.                   Exchange Requests and Confirmations

Exchange requests must be properly submitted in accordance with II’s Terms and Conditions of Individual Membership and Exchange in order to be included in this report.

Exchanges are arranged on a space available basis. II does not guarantee fulfillment of a specific request.

In order for an exchange request to be considered properly applied for, and, therefore, included in the key operating exchange statistics, the member must either fully complete a written or electronic exchange request in accordance with the instructions furnished by II and in accordance with the Terms and Conditions of Individual Membership and Exchange, or the member must provide the same information that is requested to the II vacation advisor at the time he or she places a request by telephone. If the exchange request is made electronically or through a telephone request, it may be confirmed instantly if the accommodations requested by the member are available. Otherwise, if the request is for accommodations more than 59 days in advance of the week requested, it will be entered into the computer as a properly applied for exchange request. The key operating exchange statistics made available in this report also include requests made and confirmations issued pursuant to the Special Exchange Services outlined in II’s Terms and Conditions of Individual Membership and Exchange (i.e., II’s Getaway and Interval Options Programs), as well as requests made and confirmations issued pursuant to exchange incentives periodically made available to select individual members. Confirmations reported also include properly submitted exchange requests against which exchange alternatives were offered and accepted by members.

If the member fails to complete all the required information at the time of placing a request (such as, fails to request the minimum number of resorts or time periods, requests a larger unit than the standard traveling party associated with his or her home unit, fails to remit the necessary exchange and/or membership fees, requests to travel outside the required time periods, etc.), such request is not included in the key operating exchange statistics because the member failed to adhere to the prescribed exchange procedures. Also, excluded from the statistics are any exchange requests made by a member, whom, based on information provided to II by the home resort, is either no longer an owner at such resort or is not currently in good standing with such resort due to nonpayment of maintenance fee assessments or similar charges.

THIS PAGE IS TO BE COMPLETED BY PURCHASER

Name

Address

City	State	Zip

Name of resort

I hereby acknowledge receipt of this publication containing required disclosure information about Interval International’s Exchange Program.

Signature	Date

Signature	Date

INTERVAL INTERNATIONAL.

THE QUALITY VACATION EXCHANGE NETWORK.

LR0163705 1/40500